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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07505

American Independence Funds Trust

(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH 43219
(Address of principal executive offices)	(Zip code)

BISYS, 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-266-8787

Date of fiscal year end: 10/31/04

Date of reporting period: 10/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

American Independence Funds Trust

Annual Report

October 31, 2004

Money Market Fund

UltraShort Bond Fund

Intermediate Bond Fund

Stock Fund

International Multi-Manager Stock Fund

Kansas Tax-Exempt Bond Fund

Important Customer Information, Investment Products:

•	Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,

•	Are not insured by the FDIC, and

•	Are subject to investment risks, including possible loss of the principal amount invested.

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

American Independence Family of Mutual Funds – October 31, 2004

To Our Shareholders:

We are pleased to present this annual report for the 12 months that ended October 31, 2004, a period of enormously significant events, both in our own domestic economy and on the global stage.

On the U.S. economic front, we witnessed a moderately strong economic recovery. Going into the period, we believed we would see gross domestic product growth around 3.5%, some improvement in the employment picture, reasonably subdued inflation and the Federal Reserve raising short-term interest rates at a measured pace. As it turned out, that scenario pretty much came true.

There were a few domestic land mines to be dodged, such as Federal Reserve Chairman Alan Greenspan’s declaration early in the period that the economy was going through a “soft patch” and job growth numbers that were uneven at times. The bond market responded well to this uncertainty, but stocks took a hit.

Internationally, the war in Iraq continued to be a disappointment for investors who were hoping for a quick resolution to the conflict. Terrorism also remained a concern, especially as the approaching November elections fanned fears of fresh attacks. A “terrorism premium” conspired with other factors – such as an oil strike in Nigeria, and massive energy consumption in China and India, two explosive economies whose inefficiencies led them to soak up excessive amounts of energy – and drove up the price of oil to an astronomical $55 a barrel.

Together, these events led to wide swings in the markets. During periods of unrest and high oil prices, bonds – with their relatively stability and certainty of payments – rose in value, and stocks sank. When investor sentiment improved and oil prices retreated, stocks rebounded strongly.

When all was said and done, despite frequent volatility, stocks and bonds ended the period very close to their historical norms.

As we begin our new fiscal year, macro political and economic conditions have become more encouraging. President Bush has been reelected, Mr. Greenspan has stated that he doesn’t believe inflation will be a major problem going forward, and the stock market has rallied since late October. In our estimation, stocks should continue to do well over the next 12 months. We believe U.S. companies will perform better than foreign companies, and we’re especially bullish on small-company stocks.

In fact, we’re optimistic about stocks not just over the next year, but for the next decade.

Of course, nothing is certain in the security markets and, in our view, there are three risks to continued economic and market growth in the U.S.:

•	One, the war in Iraq, which, if unresolved, could turn into a quagmire with no way for the U.S. to exit.

•	Two, our national leaders become overly concerned with the budget deficit – which doesn’t worry us much – and try to lower the deficit by raising taxes.

•	Three, a decision by the President and Congress to try to solve our trade deficit by adopting protectionist measures.

As for bonds, we’re less than enthusiastic. With the Fed clearly following a program of higher short-term rates, future credit tightening is inevitable. We wouldn’t be surprised to see the Fed Funds rate – which currently stands at 2 percent after four recent rate hikes – climb to the 3.5-4.0 percent range by the end of 2005. At the same time, longer-term rates probably will move up a bit, though not substantially. Overall, we believe bonds will generate low-to-mid, single-digit returns over the next 12 months.

We believe the next year promises to be full of both risks and potentially profitable opportunities. We will remain focused on keeping your best interests at the forefront of every investment decision we make, and we thank you for your support.

Sincerely,

Thomas S. Gangel, CFA	David Bunstine
President	President
INTRUST Financial Services	American Independence Funds Trust

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer’s views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., subadvisor to the Fund.

Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share.1

Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers’ acceptances, bank notes and medium-term notes.

After a long string of rate cuts that took the benchmark Fed Funds rate down to 45-year lows, the Federal Reserve reversed course during the period and began raising rates. The Fed added 25 basis points (0.25%) in June, August and September, and again in November, just after the end of our period. This activity raised the Fed Funds rate to 2%, up from its low of 1%.

We haven’t been in a rising-rate environment for some time, and these circumstances require prudence and caution. We have shortened the portfolio’s average maturity; just about all of the new securities we are buying have maturities of three months or shorter, with a focus on floating-rate securities and one-, two- and three-month commercial paper.

As always, we bought only highly rated securities; our shareholders rely on us to not compromise our commitment to quality in an effort to increase yield.

Performance. As of October 31, 2004, the Fund’s 7-Day SEC yield was 1.20%.2 The average maturity of the Fund’s holdings was 34 days (versus 48 days on April 30, 2004 and 56 days on October 31, 2003)3.

Over the next six to 12 months, we expect to see a number of factors – especially Fed activity and the falling dollar – to put considerable pressure on interest rates. Our emphasis on short-term debt reflects our belief that rates will continue to rise in the months to come; we expect to keep the Fund’s average maturity relatively short, so as to not get caught holding long-term paper with low rates in a rising-rate environment.

[1]	An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[2]	Past performance is no indication of future performance. The yield set forth reflects the waiver of a portion of the Fund’s fees. In such instances, and without waiver of fees, the yield would have been lower.

[3]	The composition of the Fund’s holdings is subject to change.

American Independence Funds Trust Ultra-Short Bond Fund

The American Independence Funds Trust Ultra-Short Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.

Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

With the U.S. economy growing, inflation moderate and the benchmark Fed Funds rate already resting at a 45-year low of 1%, it seemed obvious to us that interest rates, especially on the short end of the yield curve, would rise. In fact, short-term rates did rise sharply, due in large measure to the Federal Reserve’s decision to hike rates in June, August, September and, just after the close of our fiscal year, again in November. Farther out on the yield curve, intermediate-term rates rose, but less dramatically. And longer-term rates, such as the yield on the 10-year Treasury, actually fell slightly (down 0.27% for the 12-month period, despite marked volatility during the year).

With short-term rates rising fastest, the yield curve “flattened”; in other words, the spread between short rates and long rates narrowed.

Given what was happening in the interest-rate arena, we made liberal use of floating-rate paper; the rates on this type of debt “reset” as short rates go up. In this environment, we didn’t want to get caught with a lot of money invested for a long period of time at fixed rates.

As of October 31, 2004, the portfolio was invested in the following sectors:

U.S. Treasury and agency debentures (14.2% of the Fund’s assets), collateralized mortgage obligations (21.5%), corporates (28.5%), mortgage-backed securities (6.9%), asset-backed securities (18.9%) and taxable municipals (6.7%), with 3.0% cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 1.21 years.1

Performance. For the 12 months that ended October 31, 2004, the Fund produced a total return of 1.23%.2 In comparison, the Lehman Brothers 9-12 Month Treasury Index (the portfolio’s “benchmark”) had a total return of 1.17%3, while the Lipper Short Investment Grade Universe Average had a total return of 1.89%4 and the Lehman Brothers 1-3 Year Government Bond Index had a total return of 1.93%.5

Looking out over the next six to 12 months, we expect interest rates to continue to climb. The Fed Funds rate, which as of this writing in early December 2004 sits at 2%, probably will be raised two or three more times by next October.

From a technical standpoint, despite recent flattening, the yield curve is still pretty steep; there remains a distinct spread between short- and long-term rates. Therefore, we intend to stick with our current strategy of owning mostly floating-rate securities, to take advantage of what we expect will be a fairly frequent resetting of rates. These securities should generate adequate income, without suffering undue price loss due to rising rates.

[1]	The composition of the Fund’s holdings is subject to change.

[2]	NAV total return for the period ended October 31, 2004. With the maximum sales charge of 3.75%, the Fund’s return(s) for the period was (2.60)%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Ultra-Short Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

[3]	The Lehman Brothers 9-12 Month Treasury Index is an unmanaged index generally representative of U.S. Treasury bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[4]	The Lipper Short Investment Grade Universe Average is based on the performance of short-term, actively managed bond funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[5]	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

ULTRASHORT BOND FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/04 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/044

Inception Date	1/21/97
Since Inception	4.67%
Since Inception	4.16	%*
1 Year	1.23%
1 Year	-2.60	%*
5 Year	4.38%
5 Year	3.57	%*

[1]	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The Lipper Short Investment Grade Universe Average is an unmanaged index which reflects average fund performance for a specific category with investment objectives similar to the Fund’s. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]	The Lehman Brothers 9-12 Month Treasury Index is an unmanaged index generally representative of U.S. Treasury bonds with remaining maturities between nine and twelve months. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	For the period(s) ended October 31, 2004. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

*	Reflects maximum 3.75% sales charge.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

With the U.S. economy growing, inflation moderate and the benchmark Fed Funds rate already resting at a 45-year low of 1%, it seemed obvious to us that interest rates, especially on the short end of the yield curve, would rise. In fact, short-term rates did rise sharply, due in large measure to the Federal Reserve’s decision to hike rates in June, August, September and, just after the close of our fiscal year, again in November. Farther out on the yield curve, intermediate-term rates rose, but less dramatically. And longer-term rates, such as the yield on the 10-year Treasury, actually fell slightly (down 0.27% for the 12-month period, despite marked volatility during the year).

With short-term rates rising fastest, the yield curve “flattened”; in other words, the spread between short rates and long rates narrowed. In these dynamic-rate circumstances, it paid to remain alert and nimble, and not get caught owning too much long-term, fixed-rate paper whose value depreciated as rates declined. At the same time, by keeping the Fund’s duration (interest-rate sensitivity) lower than duration for our primary benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index3, we lost a little ground when longer-term rates declined.

As of October 31, 2004, the portfolio was invested in the following sectors:

Corporate debt (34.0% of the Fund’s assets), collateralized mortgage obligations (16.9%), U.S. Treasury and agency debentures (17.4%), mortgage-backed securities (16.5%), taxable municipals (4.5%) and asset-backed securities (9.6%), with 6.8% in cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 4.62 years.1

Performance. For the 12 months that ended October 31, 2004, the Fund produced a total return of 3.91%.2 In comparison, the Lehman Brothers Intermediate Government/ Credit Bond Index (the portfolio’s “benchmark”) had a total return of 4.33%, while the Lipper Intermediate Investment Grade Universe Average4 had a total return of 4.88%.

Looking out over the next six to 12 months, we expect interest rates to continue to climb. The Fed Funds rate, which as of this writing in early December 2004 sits at 2%, probably will be raised two or three more times by next October.

From a technical standpoint, despite recent flattening, the yield curve is still pretty steep; there remains a distinct spread between short- and long-term rates. Therefore, we intend to stick with our current strategy of both owning very short securities and overweighting the intermediate part of the yield curve. This “barbell” approach is intended to generate adequate income without exposing the portfolio to excessive price risk.

[1]	The composition of the Fund’s holdings is subject to change.

[2]	NAV total return for the period ended October 31, 2004. With the maximum sales charge of 3.75%, the Fund’s return for the period was (0.02%). Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

[3]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

[4]	The Lipper Intermediate Investment Grade Universe Average is based on the performance of intermediate-term, actively managed bond funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTERMEDIATE BOND FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/04 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/043

Inception Date	1/21/97
Since Inception	6.31%
Since Inception	5.79	%*
1 Year	3.91%
1 Year	-0.02	%*
5 Year	6.83%
5 Year	6.03	%*

[1]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	The Lipper Intermediate Investment Grade Universe Index is an unmanaged index is based on the performance of intermediate-term, actively managed bond funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]	For the period(s) ended October 31, 2004. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

*	Reflects maximum 3.75% sales charge.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

Objectives. Our primary goal is to outperform the stock market (as measured by the S&P 500 index) over a full market cycle – which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

Strategy. Our approach is value-focused, driven by a blend of qualitative and quantitative analysis in the selection of individual stocks. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market, and dividend yields above the market (S&P 500). In addition, we seek earnings growth, profitability (return on equity), and reinvestment rates above the market. We believe in a low turnover approach; we generally hold 40-50 stocks in our portfolio, have a maximum of 15% in any one industry group or 30% in any one economic sector, and have a maximum of 5% in cash.

For our 12-month reporting period, the Fund significantly outperformed the overall market. This outperformance was attributable to a number of factors:

Investor sentiment returned to quality issues. In the prior year, the market rallied on the rise of companies with little or no earnings growth and high risk characteristics. During the year covered by this report, high-quality stocks reassumed market leadership. Because we are value managers who place a high premium on strong fundamentals, many of our holdings benefited from this rotation back to the high-quality stocks.

An overweight in consumer staples and energy. The Fund was substantially overweighted in these sectors, both of which provided excess returns for the year.

Avoiding technology. We had a zero weighting in technology stocks, which were negative as a group for the year. The money we didn’t have invested in technology is money we didn’t lose.

Strong stock selection. A number of our holdings performed extremely well. Some of our biggest winners included Occidental Petroleum (4.9% of the portfolio), which climbed 62.2%; ConocoPhillips (3.7% of the portfolio), up 51%; Tyco International (2.7%), 49.2% higher; and Imperial Tobacco (3.7%), which rose 46.8%.

As of October 31, 2004, approximately 96.7% of the portfolio was invested in stocks, with 2.9% cash equivalents.1

Performance. For the 12 months that ended October 31, 2004, the Fund produced a total return of 19.07%.2 In comparison, the S&P 500 Index (the portfolio “benchmark”) had a total return of 9.42%.3

The characteristics of our portfolio reflect our value bias. For example, the stocks we own, on average, are priced at 14 times earnings, compared to 17 times earnings for the stocks in the S&P 500 Index. Our price-to-book ratio is also below average, while the portfolio’s yield is nearly 3%, versus 1.8% for the index.

In a period of decelerating earnings growth and stock prices which still appear to be richly valued on an historical basis, the defensive, value-driven nature of our portfolio composition should serve us well in the coming months.

Having said that, it could be time for growth stocks to reassert themselves; value has done much better for most of the last five years and market leadership does rotate cyclically. Still, we feel that prudent stock selection is less a question of growth vs. value, than it is a matter of choosing high-quality stocks offering clean balance sheets, sustainable free cash flow and healthy dividends.

[1]	The composition of the Fund’s holdings is subject to change.

[2]	NAV total return for the period ended October 31, 2004. With the maximum sales charge of 5.00%, the Fund’s return for the period was 13.16%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

[3]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

STOCK FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/04 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/042

Inception Date	1/21/97
Since Inception	7.71%
Since Inception	7.00	%*
1 Year	19.07%
1 Year	13.16	%*
5 Year	6.87%
5 Year	5.79	%*

[1]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	For the period(s) ended October 31, 2004. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

*	Reflects maximum 5.00% sales charge.

American Independence Funds Trust International Multi-Manager Stock Fund1

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a “multi-manager” investment style, AMR apportions responsibility for making investment management decisions to four subadvisers: Templeton Investment Counsel, LLC, Causeway Capital Management LLC, Lazard Asset Management LLC and The Boston Company Asset Management, LLC (effective September 27, 2004).

Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

Strategy. Our four portfolio subadvisers employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital focuses on earnings and dividend yields; Lazard searches for undervalued stocks using a country, world and peer group perspective; and The Boston Company follows a strict value approach that emphasizes companies’ balance sheets and earnings momentum. These subadvisers all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets’ averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies’ products, services and management.

At first glance, with so much social and political instability in the world – especially with regard to terrorism and the war in Iraq – it might seem logical that global markets would be unsteady and produce unsatisfactory returns. In fact, when the situation in Iraq became particularly treacherous, stock markets around the world sold off. However, in steadier times, many foreign exchanges shrugged off geopolitical concerns and handily outperformed the U.S. stock market.

The Fund outperformed its benchmark by a comfortable margin for two main reasons. First of all, judicious stock selection was key to our success; regardless of country or industry, the stocks in our portfolio did quite well. Second, we were underweighted in Japan, a country which performed poorly, relative to international benchmarks.

As for individual stocks in the portfolio, some of our biggest winners were Aventis (average weight of 2.0% of the portfolio), a French drug manufacturer; Vinci (0.7%), one of the leading construction companies in Europe; BAE Systems (1.0%), a U.K. company that is one of Europe’s defense contractors; and Reuters Group (0.7%), the British media service company.2

As of October 31, 2004, the Fund’s portfolio was invested as follows: Europe (72.7%), Asia (17.8%), Canada/Mexico (2.5%), cash and other assets (7.0%).2 To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

Performance. For the 12 months that ended October 31, 2004, the Fund produced a total return of 21.81%.3 In comparison, the MSCI EAFE Index (the portfolio’s “benchmark”) rose 19.27%.4

Going forward, we have begun to pick up some telecommunications stocks. Many of these companies have come down sharply in price in recent years, but they’ve been restructuring constructively, cutting costs, putting in new management and getting back to profitability. We may also look at some selected names in the utility sector; in times of slow growth, utilities can produce better cash flow and relatively high dividend payouts.

Otherwise, our managers are not focusing on specific sectors. We expect this to be very much a stockpicker’s market for the next six to 12 months. Internationally, we anticipate economic growth to come in around three percent – a stable, but not spectacular level.

In this type of environment, we would expect our investment style to do well.

[1]	International investing involves increased risk and volatility.

[2]	The composition of the Fund’s holdings is subject to change.

[3]	NAV total return for the period ended October 31, 2004. With the maximum sales charge of 5.00%, the Fund’s return for the period was 15.70%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund commenced operations on January 20, 1997 as the INTRUST Funds Trust International Multi-Manager Stock Fund. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

[4]	The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

INTERNATIONAL MULTI-MANAGER STOCK FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/04 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/042

Inception Date	1/20/97
Since Inception	8.88%
Since Inception	8.47	%*
1 Year	21.81%
1 Year	15.70	%*
5 Year	3.99%
5 Year	2.93	%*

[1]	The Morgan Stanley Capital International indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	For the period ended October 31, 2004. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

*	Reflects maximum 5.00% sales charge.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio also is exempt from the alternative minimum tax (AMT).1

Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio’s average maturity between seven and 12 years.

Going into the period, we were expecting rates to rise, especially on the short end of the yield curve. Spurred by the Federal Reserve’s decisions to raise the Fed Funds rate three times during our fiscal year (and a fourth time in November 2004), short-term rates did rise sharply. In anticipation, we kept the Fund’s duration (sensitivity to interest rates) relatively short. Many of the new securities we bought were short-term, variable-rate debt issued in Kansas.

However, our below-average duration contributed to the Fund underperforming its benchmark. We anticipated short and long rates to rise, and when short rates moved up and long rates declined, the Fund was not positioned as advantageously as it could have been.

New issuance in the Kansas municipal bond market was diminished by a reluctance among government officials to initiate new projects, along with questions about school-district financing. Consequently, there was reduced activity in the Kansas market for much of the last 12 months.

As of October 31, 2004, approximately 99.2% the portfolio was comprised of Kansas bonds, with 0.2% invested in debt obligations issued in Guam and 0.2% in cash equivalents.2

The securities within the Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 8.2 years.2

Performance. For the 12 months that ended October 31, 2004, the Fund’s Class A shares produced a total return of 3.11%.3 In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund’s “benchmark”) had a total return of 4.99%.4

We are optimistic that in the coming year, fresh opportunities will arise in the Kansas municipal market, though probably not on a grand scale. The state’s economy is basically solid, though there are some pockets of weakness, such as in the Wichita area – where aircraft manufacturers have cut thousands of jobs since 2001. Other large employers, such as Sprint, also have laid off a significant number of workers, but 2005 looks better for employers in the state.

[1]	The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

[2]	The composition of the Fund’s holdings is subject to change.

[3]	NAV total return for the period ended October 31, 2004. With the maximum sales charge of 4.00%, the Fund’s return for the period was (1.04)%. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital gains distributions.

[4]	The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees.

KANSAS TAX-EXEMPT BOND FUND1

The chart above represents a comparison of a hypothetical $10,000 investment in the Institutional Class from 10/31/95 to 10/31/04 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/044

Inception Date[4]	12/10/90
	Class A		Instituitional Class
Since Inception	5.05%		5.77%
Since Inception	4.74	%+	N/A
1 Year	3.11%		3.56%
1 Year	-1.04	%*	N/A
5 Year	5.24%		5.84%
5 Year	4.39	%*	N/A
10 Year	4.86%		5.56%
10 Year	4.44	%*	N/A

[1]	Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location.

[2]	The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]	The Lehman Brothers 7-Year Municipal Index is an unmanaged index generally representative of municipal bonds maturing in more than 6 years and less than 8 years. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	For the period(s) ended October 31, 2004. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the “SEI Portfolio”) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions.

*	Reflects maximum 4.00% sales charge.

American Independence Funds Trust

Additional Fund Information (Unaudited)

October 31, 2004

The American Independence Funds invested, as a percentage of net assets, in the following industries as of October 31, 2004.

Money Market Fund:

Security Allocation	Percentage of Net assets
Medium-Term/Senior Notes	37.6%
Commercial Paper	18.8%
Repurchase Agreements	18.0%
Bank Notes	16.2%
Certificates of Deposit	9.4%

Total	100.0%

UltraShort Bond Fund:

Security Allocation	Percentage of Net assets

Corporate Bonds	22.0%
Collateralized Mortgage Obligations	21.5%
Asset-Backed Securities	18.9%
U.S. Treasury Obligations	12.1%
U.S. Government Agency Pass-Through Securities	6.9%
Taxable Municipal Bonds	6.7%
Medium-Term/Senior Notes	6.5%
Investment Companies	3.0%
U.S. Government Agencies	1.7%
U.S. Government Bond	0.4%

Total	99.7%

Intermediate Bond Fund:

Security Allocation	Percentage of Net assets

Corporate Bonds	32.8%
Collateralized Mortgage Obligations	16.9%
U.S. Government Agency Pass-Through Securities	16.5%
U.S. Treasury Obligations	11.5%
Asset-Backed Securities	9.6%
Investment Companies	6.8%
U.S. Government Agencies	5.9%
Taxable Municipal Bonds	4.5%
Medium-Term/Senior Notes	1.2%

Total	105.7%

Stock Fund:

Security Allocation	Percentage of Net assets
Financials	28.6%
Consumer Staples	13.8%
Industrials	13.0%
Energy	12.7%
Utilities	10.9%
Health Care	8.4%
Consumer Discretionary	3.8%
Materials	3.8%
Telecom Services	1.7%
Investment Companies	2.9%

Total	99.6%

Kansas Tax-Exempt Bond Fund:

Security Allocation	Percentage of Net assets
Municipals	99.4%
Investment Companies	0.2%

Total	99.6%

American Independence Funds Trust

Additional Fund Information (Unaudited), Continued

October 31, 2004

As a shareholder of the American Independence Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Independence Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent 6-month period from May 1, 2004 through October 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expenses Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period** 5/1/04-10/31/04

Money Market Fund	Service Class	$1,000.00	$1,004.10	$2.97	0.59%

UltraShort Bond Fund	Service Class	1,000.00	1,007.80	3.28	0.65%

Intermediate Bond Fund	Service Class	1,000.00	1,028.50	3.88	0.76%

Stock Fund	Service Class	1,000.00	1,051.00	6.65	1.29%

International Multi-Manager Stock Fund	Service Class	1,000.00	1,077.10	6.74	1.29%

Kansas Tax-Exempt Bond Fund	Institutional Class	1,000.00	1,028.50	2.55	0.50%

	Class A	1,000.00	1,026.70	4.33	0.85%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each American Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expenses Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period** 5/1/04-10/31/04

Money Market Fund	Service Class	$1,000.00	$1,022.17	$3.00	0.59%

UltraShort Bond Fund	Service Class	1,000.00	1,021.87	3.30	0.65%

Intermediate Bond Fund	Service Class	1,000.00	1,021.32	3.86	0.76%

Stock Fund	Service Class	1,000.00	1,018.65	6.55	1.29%

International Multi-Manager Stock Fund	Service Class	1,000.00	1,018.65	6.55	1.29%

Kansas Tax-Exempt Bond Fund	Institutional Class	1,000.00	1,022.62	2.54	0.50%

	Class A	1,000.00	1,020.86	4.32	0.85%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Schedule of Portfolio Investments

October 31, 2004

	Principal Amount	Value
Repurchase Agreements (18.0%)
US Treasuries (18.0%)
BancAmerica Securities, Inc., 1.87%, 11/1/04 (Purchased on 10/29/04, proceeds on maturity $11,477,912 collateralized by Bank of New York, fair value $11,705,646)	11,476,123	$11,476,123

Total Repurchase Agreements (Cost $11,476,123)		11,476,123

Bank Notes * (16.2%)
Banking (16.2%)
Fifth Third Bank, 1.63%, 11/15/04	3,000,000	2,998,286
Southtrust Bank NA, 1.97%, 12/29/04	3,000,000	3,000,971
Suntrust Bank, 2.02%, 1/4/05	3,350,000	3,350,293
US Bank NA, 1.84%, 12/13/04	1,000,000	1,000,021

Total Bank Notes (Cost $10,349,571)		10,349,571

Certificates of Deposit * (9.4%)
Banking (9.4%)
BNP Paribas NY Branch, 1.66%, 11/23/04	3,000,000	2,998,582
Credit Suisse First Boston NY, 1.73%, 11/10/04	3,000,000	3,001,017

Total Certificates of Deposit (Cost $5,999,599)		5,999,599

Commercial Paper ** (18.8%)
Asset Backed Securities (12.5%)
Edison Asset Securitization, 1.64%, 11/1/04 (b)(c)	2,000,000	2,000,000
FCAR Owner Trust I, 1.96%, 2/2/05	3,000,000	2,984,888
Scaldis Capital LLC, 1.62%, 11/8/04 (b)(c)	3,000,000	2,999,060

		7,983,948

Banking (2.5%)
Kitty Hawk Funding Corp., 1.61%, 11/8/04 (b)(c)	1,590,000	1,589,505

Foreign Banks (1.6%)
Tulip Funding Corp, 1.62%, 11/10/04 (b)(c)	1,000,000	999,598

Personal Credit Institutions (2.2%)
General Electric Capital Corp., 1.66%, 11/1/04	1,425,000	1,425,000

Total Commercial Paper (Cost $11,998,051)		11,998,051

Medium Term/Senior Notes * (37.6%)
Banking (20.5%)
Citigroup Inc., 1.78%, 11/19/04	2,000,000	2,000,766
HBOS Treasury Services plc, 2.17%, 1/31/05 (b)	3,500,000	3,501,548
JP Morgan Chase & Co., 2.00%, 11/22/04	2,500,000	2,504,143
US Bancorp, 2.03%, 12/16/04	2,000,000	2,002,850
Wells Fargo Co., 1.98%, 12/24/04	1,000,000	1,000,357
Wells Fargo Co., 2.00%, 12/29/04	2,000,000	2,001,325

		13,010,989

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount	Value
Medium Term/Senior Notes, continued
Financial Services (12.0%)
General Electric Capital Corp., 2.01%, 12/15/04	1,000,000	$1,000,649
Goldman Sachs Group, Inc., 1.93%, 11/16/04	3,000,000	3,000,327
Household Finance Corp., 2.19%, 12/17/04	1,300,000	1,302,660
Morgan Stanley, 2.15%, 12/13/04	2,300,000	2,300,878

		7,604,514

Motor Vehicles (5.1%)
American Honda Finance, 1.78%, 11/12/04 (b)	3,250,000	3,251,406

Total Medium Term/Senior Notes (Cost $23,866,909)		23,866,909

Total Investments (Cost $63,690,253) (a) - 100.0%		63,690,253
Other assets in excess of liabilities - 0.0%		30,552

NET ASSETS - 100.0%		$63,720,805

(a)	Cost for federal income tax and financial reporting purposes are the same.

(b)	Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

(c)	Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

*	Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2004. Maturity date reflects next rate change date.

**	Discount securities. The rate represents the effective yield on date of purchase.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at amortized cost		$52,214,130
Repurchase agreements, at cost		11,476,123
Interest and dividends receivable		128,749
Prepaid expenses and other assets		6,400

Total Assets		63,825,402

Liabilities:
Dividends payable	$65,693
Accrued expenses and other payables:
Investment advisory fees	5,614
Administration fees	1,050
Service organization fees	14,035
Custodian fees	1,123
Other payables	17,082

Total Liabilities		104,597

Net Assets consist of:
Capital (a)		$63,709,733
Undistributed net investment income		11,072

Net Assets		$63,720,805

Service Shares:
Net Assets		$63,720,805

Outstanding Units of Beneficial Interest (Shares)		63,668,912

Net asset value, offering and redemption price per share		$1.00

(a)	Amount for Money Market Fund represents $63,669 of $.001 par value and $63,646,064 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Interest income		$843,665

Total Investment Income		843,665

Expenses:
Investment advisory fees	$166,179
Administration fees	132,943
12b-1 Distribution fees	166,178
Service organization fees	166,178
Accounting fees	34,105
Custodian fees	13,293
Transfer agent fees	6,020
Other fees	63,469

Total expenses before fee reductions		748,365
Expenses contractually reduced/reimbursed by the Investment Advisor		(110,469)
Expenses contractually reduced by the Distributor		(166,178)
Expenses voluntarily reduced by the Service Organizations		(32,192)
Expenses contractually reduced by the Administrator		(47,534)

Net Expenses		391,992

Net Investment Income		451,673

Realized Gains from Investments:
Net realized gains from investment transactions		2,370

Change in Net Assets Resulting from Operations		$454,043

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$451,673	$569,341
Net realized gains from investment transactions	2,370	1,137

Change in net assets from operations	454,043	570,478

Distributions to Shareholders:
From net investment income	(461,797)	(569,341)

Change in net assets from shareholder distributions	(461,797)	(569,341)

Capital Share Transactions:
Proceeds from shares issued	101,139,821	90,669,789
Dividends reinvested	344	1,234
Cost of shares redeemed	(108,731,003)	(91,375,164)

Change in net assets from capital share transactions	(7,590,838)	(704,141)

Change in net assets	(7,598,592)	(703,004)

Net Assets:
Beginning of period	71,319,397	72,022,401

End of period*	$63,720,805	$71,319,397

Share Transactions**:
Issued	101,139,821	90,669,789
Reinvested	344	1,234
Redeemed	(108,731,003)	(91,375,164)

Change in Shares	(7,590,838)	(704,141)

*	Includes undistributed net investment income of $11,072 and $18,826 respectively.

**	All capital share transactions have been processed at a net asset value of $ 1.00 per share.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.007	0.008	0.015	0.045	0.058

Total from Investment Activities	0.007	0.008	0.015	0.045	0.058

Distributions
Net investment income	(0.007)	(0.008)	(0.015)	(0.045)	(0.058)

Total Distributions	(0.007)	(0.008)	(0.015)	(0.045)	(0.058)

Change in net asset value	—	—	—	—	—

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (excludes sales charge)	0.70%	0.79%	1.55%	4.63%	5.95%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$63,721	$71,319	$72,022	$73,298	$73,727
Ratio of expenses to average net assets	0.59%	0.56%	0.58%	0.59%	0.60%
Ratio of net investment income to average net assets	0.68%	0.78%	1.53%	4.65%	5.76%
Ratio of expenses to average net assets*	1.13%	1.14%	1.12%	1.12%	1.13%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2004

	Principal Amount/Shares	Value
Asset Backed Securities (18.9%)

Asset Backed Securities Corp., Series 2001-HE2, Class A1, 2.13%*, 11/15/04	$41,237	$41,104
Brazos Student Loan Finance Corp., Series 1995-A, Class A3, 2.29%*, 11/1/04	290,000	290,085
Brazos Student Loan Finance Corp., Series 1997-A, Class A2, 2.11%*, 11/1/04	359,806	359,131
Chase Funding Loan Aquisition Trust, Series 2001-FF1, Class A2, 2.17%*, 11/25/04	93,271	93,436
Chase Funding Mortgage Loan	13,746	13,764
Asset-Backed Certificates, Series 2001-3, Class 2A1, 2.18%*, 11/25/04
Chesapeake Funding LLC, Series 2002-1, Class A1, 2.04%*, 11/7/04	90,489	90,546
Chesapeake Funding LLC, Series 2003-2, Class A1, 2.04%*, 11/7/04	600,000	601,178
Countrywide Asset-Backed Certificates, Series 2003-BC1, Class A1, 2.33%*, 11/25/04	273,397	274,078
Countrywide Asset-Backed Certificates, Series 2003-SD1, Class A1, 2.62%*, 11/25/04 (b)	102,766	102,820
Countrywide Asset-Backed Certificates, Series 2003-SD3, Class A1, 2.35%*, 11/25/04 (b)	128,203	128,577
Countrywide Home Equity Loan Trust, Series 2001-A, Class A, 2.11%*, 11/15/04	198,869	198,980
Countrywide Home Equity Loan Trust, Series 2004-I, Class A, 2.13%*, 11/15/04	500,000	499,746
Education Loans, Inc., Series 1998-1, Class J, 2.04%*, 11/1/04	366,816	366,564
Fifth Third Home Equity Loan Trust, Series 2003-1, Class A, 2.16%*, 11/20/04	495,129	494,363
First Horizon ABS Trust, Series 2004-HE1, Class A, 2.14%*, 11/25/04	293,154	292,558
Fleet Home Equity Loan Trust, Series 2003-1, Class A, 2.16%*, 11/20/04	279,971	280,030
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 2.21%*, 11/25/04	221,766	221,582
Golden Securities Corp., Series 2003-A, Class A1, 2.14%*, 11/1/04 (b)	190,000	190,000
Greenpoint Home Equity Loan Trust, Series 2004-1, Class A, 2.16%*, 11/25/04	536,269	536,907
Honda Auto Receivables Owner Trust, Series 2003-2, Class A4, 2.16%, 10/21/08	500,000	493,450
Household Home Equity Loan Trust, Series 2002-2, Class A, 2.21%*, 11/20/04	193,758	194,003
Mellon Bank Premium Finance Loan Master Trust, 2.04%*, 12/15/04	450,000	449,924
MSDWCC Heloc Trust, Series 2003-1, Class A, 2.20%*, 11/25/04	342,657	342,734
Nellie Mae, Inc., Series 1996-1, Class A2, 2.13%*, 11/15/04	134,939	135,037
Option One Mortgage Loan Trust, Series 2003-1, Class A2, 2.35%*, 11/25/04	210,961	211,762
Pass Through Amortizing Credit Card Trust, Series 2002-1A, Class A1FL, 2.64%*, 11/17/04 (b)	49,218	49,235
Providian Home Equity Loan Trust, Series 1999-1, Class A, 2.22%*, 11/25/04	348,986	349,987

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Asset Backed Securities, continued

Residential Asset Mortgage Products, Inc., Series 2003-RP1, Class A, 2.43%*, 11/25/04 (b)	$215,928	$216,819
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Class A2A, 2.23%*, 11/25/04 (b)	254,186	254,186
Residential Asset Securities Corp., Series 2000-KS4, Class AII, 2.16%*, 11/25/04	148,350	148,578
Residential Funding Mortgage Securities, Series 2003-HS3, Class A2B, 2.22%*, 11/25/04	387,773	387,826
Student Loan Financial Association, 1.95%*, 11/10/04	600,000	599,971
Toyota Auto Receivables Owner Trust, Series 2003-B, Class A3, 1.90%*, 11/15/04	1,000,000	1,000,840
Union Financial Services Taxable Student, Series 1998-A, Class B5, 2.09%*, 11/18/04	300,000	300,000
USAA Auto Owner Trust, 2.04%, 2/16/10	400,000	395,320
USAA Auto Owner Trust, Series 2001-1, Class A4, 5.08%, 3/15/06	62,346	62,473
Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, 2.19%*, 11/25/04	310,115	310,339

Total Asset Backed Securities (Cost $10,983,686)		10,977,933

Collateralized Mortgage Obligations (21.5%)

Bank of America Mortgage Securities, Series 2002-G, Class 2A1, 5.57%*, 11/1/04	20,901	21,082
Countrywide Home Loans, Series 2004-R1, Class 1AF, 2.33%*, 11/25/04 (b)	978,440	977,828
CS First Boston Mortgage Securities Corp., Series 2002-AR17, Class 2A1, 5.21%*, 11/1/04	68,071	67,962
CS First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 4.88%*, 11/1/04	137,373	137,808
Fannie Mae Grantor Trust, Series 2002-T5, Class A1, 2.05%*, 11/25/04	950,908	952,823
Fannie Mae Grantor Trust, Series 2002-T13, Class A1, 2.03%*, 11/25/04	502,645	502,846
Fannie Mae Grantor Trust, Series 2003-T4, Class 1A, 2.04%*, 11/26/04	218,350	218,547
Fannie Mae Whole Loan, Series 2001- W1, Class AV1, 2.17%*, 11/25/04	183,257	183,382
Fannie Mae Whole Loan, 5.30%, 5/25/42	563,574	570,951
Freddie Mac, Series 1694, Class A, 6.50%, 9/15/23	410,764	426,197
Freddie Mac Structured Pass Through Securities, Series T-22, Class A7, 2.08%*, 11/25/04	379,398	379,772
Freddie Mac Structured Pass Through Securities, Series T-29, Class A1, 2.00%*, 11/15/04	647,121	647,529
Freddie Mac Structured Pass Through Securities, Series T-31, Class A7, 2.06%*, 11/25/04	210,152	211,144
Freddie Mac Structured Pass Through Securities, Series T-32, Class A1, 2.06%*, 11/25/04	832,600	832,924
Freddie Mac Structured Pass Through Securities, Series T-54, Class 4A, 4.30%*, 11/25/04	330,202	348,674

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Collateralized Mortgage Obligations, continued

GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 2.31%*, 11/25/04 (b)	$1,000,000	$998,867
Mall of America Capital Co., LLC, Series 2000-1, Class A, 2.16%*, 11/12/04 (b)	600,000	600,608
Master Specialized Loan Trust, Series 2004-1, Class A1, 2.33%*, 11/25/04 (b)	408,088	407,941
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 4.21%, 2/25/33	202,425	205,011
MLCC Mortgage Investors, Inc., Series 1995-B, Class A, 2.27%*, 11/15/04	951,411	954,257
MLCC Mortgage Investors, Inc., Series 1999-A, Class A, 2.25%*, 11/15/04	353,980	354,623
MLCC Mortgage Investors, Inc., Series 2003-B, Class A1, 2.27%*, 11/25/04	462,152	463,605
Nationslink Funding Corp., Series 1999-SL, Class A4, 6.65%, 11/10/30	375,862	386,881
Sequoia Mortgage Trust, Series 7, Class A, 2.25%*, 11/20/04	466,811	466,421
Sequoia Mortgage Trust, Series 9, Class 1A, 2.26%*, 11/20/04	571,537	574,446
Sequoia Mortgage Trust, Series 10, Class 1A, 2.31%*, 11/20/04	440,004	440,763
Structured Asset Securities Corp., 3.83%, 3/25/33	191,593	187,389

Total Collateralized Mortgage Obligations (Cost $12,510,751)		12,520,281

Corporate Bonds (22.0%)
Automotive (1.3%)
DaimlerChrysler NA Holdings, 2.75%*, 12/29/04	200,000	201,064
Ford Motor Credit Co., 2.31%*, 1/28/05	375,000	374,574
Volkswagon Credit Inc, 2.33%*, 1/21/05 (b)	200,000	200,022

		775,660

Banking (5.0%)

American Express Centurion, 1.98%*, 11/19/04	300,000	300,078
Associated Bank Green Bay, 2.16%*, 12/10/04	250,000	250,022
Bank One Corp., 6.88%, 8/1/06	150,000	160,521
BB&T Corp., 6.38%, 6/30/05	125,000	128,125
Crestar Financial Corp., 8.75%, 11/15/04	350,000	350,778
First American Corp., 7.25%, 5/1/06	125,000	133,625
Marshall & Ilsley, 2.05%*, 1/4/05	450,000	449,055
Old Kent Bank, 7.75%, 8/15/10	200,000	207,025
Old National Bank, 2.43%*, 1/31/05	350,000	350,180
Sovereign Bank, 10.20%, 6/30/05 (b)	190,883	195,694
State Street Capital Trust II, 2.21%*, 11/15/04	150,000	150,844
US Trust Co. New York, 2.04%*, 11/15/04	200,000	200,116

		2,876,063

Brokerage Services (0.7%)

Merrill Lynch & Co., 2.14%*, 11/22/04	225,000	226,265
Morgan Stanley Dean Witter, 6.10%, 4/15/06	200,000	209,537

		435,802

Chemicals (0.4%)

Cabot Corp., 6.56%, 12/12/05	200,000	207,049

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Corporate Bonds, continued

Electric Utility (1.7%)
Duke Energy Corp., 2.30%*, 12/8/04	$200,000	$200,443
Duke Energy Field Services Corp., 7.50%, 8/16/05	200,000	207,446
EL Paso Electric Co., 8.90%, 2/1/06	185,000	198,678
Puget Sound Energy Inc, 2.43%*, 11/15/04	155,000	155,067
Virginia Electric & Power, 7.20%, 11/1/04	175,000	175,000

		936,634

Electronics-Technology (0.6%)
Eastman Kodak Co., 2.26%*, 11/8/04	185,000	184,978
Equifax, Inc., 6.30%, 7/1/05	175,000	179,082

		364,060

Energy Equipment & Services (1.1%)
Halliburton Co., 3.57%*, 1/17/05	165,000	166,389
Parker & Parsley Petroleum, 8.88%, 4/15/05	200,000	205,351
Union Pacific Resources, 6.50%, 5/15/05	275,000	280,396

		652,136

Financial Services (0.9%)
Massmutual Global Funding II, 2.06%*, 12/13/04 (b)	190,000	190,379
Monumental Global Funding, 6.05%, 1/19/06 (b)	300,000	312,541

		502,920

Food Products (0.9%)
General Mills Inc., 6.45%, 10/15/06	200,000	212,732
General Mills, Inc., 8.11%, 11/18/04	125,000	125,301
Kraft Foods, Inc., 1.96%*, 11/26/04	200,000	199,966

		537,999

Household Products (0.3%)
Newell Rubbermaid, Inc., 2.00%, 5/1/05	180,000	179,424

Industrial Goods & Services (0.3%)
Masco Corp., 2.11%, 12/9/04, (b)	200,000	200,474

Insurance (2.3%)
Allstate Financial Global Fund, 2.13%*, 11/1/04 (b)	250,000	250,378
Hartford Life Global Fund, 2.11%*, 12/15/04	200,000	198,155
John Hancock Global Funding II, 2.19%*, 1/4/05 (b)	250,000	250,124
Nationwide Life Global Funding, 1.80%*, 11/15/04 (b)	150,000	150,133
Principal Life, 2.13%*, 11/1/04 (b)	250,000	250,561
Unitrin, Inc., 5.75%, 7/1/07	200,000	208,324

		1,307,675

Lodging (0.4%)
Marriott International., 6.88%, 11/15/05	250,000	260,384

Metals & Mining (0.3%)
Alcoa, Inc., 2.09%*, 12/6/04	170,000	169,998

Multimedia (0.5%)
Donnelley & Sons, 6.66%, 7/6/05	300,000	307,164

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Corporate Bonds, continued

Paper Products (1.3%)
Avery Dennison Corp, 1.94%*, 11/10/04	$135,000	$135,068
Tenneco Packaging, 7.20%, 12/15/05	225,000	235,401
Westvaco Corp., 6.85%, 11/15/04	200,000	200,221
Weyerhauser Co., 6.13%, 3/15/07	200,000	213,379

		784,069

Pharmaceuticals (1.0%)
Bristol-Myers Squibb Co., 4.75%, 10/1/06	225,000	232,571
Eli Lilly & Co., 1.79%*, 11/24/04	325,000	324,770

		557,341

Pipelines (0.3%)
Columbia Energy Group, 6.80%, 11/28/05	175,000	182,188

Real Estate Investment Trust (0.3%)
Spieker Properties LP, 6.88%, 2/1/05	200,000	202,130

Retail - Food (0.4%)
Safeway, Inc., 2.16%*, 11/1/04	250,000	250,389

Textiles (0.4%)
Reebok International, Ltd., 6.75%, 9/15/05	200,000	205,548

Transportation Services (1.6%)
Fedex Corp., 2.29%*, 1/3/05 (b)	300,000	300,204
Norfolk Southern Corp, 2.83%*, 1/31/05	300,000	300,732
Union Pacific Corp., 7.60%, 5/1/05	300,000	307,326

		908,262

Total Corporate Bonds (Cost $12,793,529)		12,803,369

Medium Term/Senior Notes (6.5%)
Automotive (0.9%)
American Honda Finance, 2.23%*, 1/11/05 (b)	150,000	150,359
Ford Motor Credit Co., 2.79%*, 12/29/04	35,000	34,738
General Motors Acceptance Corp., 3.33%*, 1/20/05	330,000	331,451

		516,548

Banking (2.4%)
Bank of America Corp., 2.01%*, 11/26/04	300,000	300,659
Citigroup Global, 1.98%*, 12/13/04	300,000	300,069
JP Morgan Chase & Co., 2.00%*, 12/13/04	300,000	300,773
Keycorp, 2.30%*, 1/24/05	250,000	250,149
Washington Mutual Bank, 2.45%*, 1/25/05	260,000	261,396

		1,413,046

Brokerage Services (0.5%)
Goldman Sachs Group, Inc., 2.20%*, 1/10/05	300,000	300,490

Electronics-Technology (0.5%)
Applied Materials, Inc., 7.00%, 9/6/05	300,000	311,159

Financial Services (0.6%)
USAA Capital Corp., 5.64%, 4/18/05 (b)	325,000	329,595

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Medium Term\Senior Notes, continued

Industrial Manufacturing (0.7%)
Caterpillar Financial Services Corp, 2.40%*, 1/31/05	$180,000	$180,155
John Deere Capital Corp., 2.03%*, 11/22/04	200,000	200,313

		380,468

Insurance (0.9%)
American General Finance, 2.13%*, 1/5/05	325,000	324,283
Berkley (WR) Corp., 6.38%, 4/15/05	200,000	203,081

		527,364

Total Medium Term/Senior Notes (Cost $3,779,166)		3,778,670

Taxable Municipal Bonds (6.7%)
Arizona (1.1%)
State, Series A-1, 1.94%*, 11/12/04	600,000	600,000

California (0.6%)
San Francisco, Affordable Housing, Series D, GO, 5.50%, 6/15/05, OID	350,000	354,648

Connecticut (0.2%)
East Hartford, GO, 7.10%, 1/15/05	100,000	100,938

Illinois (0.3%)
Chicago,Series B, GO, 1.92%, 1/1/05	200,000	199,914

Minnesota (0.3%)
State, Series B, 2.79%, 10/1/05	175,000	174,594

Missouri (0.7%)
State, Series N, 1.99%*, 11/3/04	400,000	400,000

New Jersey (0.3%)
Hudson County, GO, 6.09%, 9/1/05, FSA	150,000	152,678

South Carolina (0.9%)
State, Series A-2, 1.86%*, 11/21/04	550,000	550,000

Texas (1.0%)
Brazos, Series A11, 1.95%*, 11/12/04	600,000	599,999

Washington (0.9%)
State, 2.08%*, 11/19/04	500,000	500,000

Wisconsin (0.4%)
West Allis, GO, 4.00%, 1/1/05	240,000	240,550

Total Taxable Municipal Bonds (Cost $3,866,497)		3,873,321

U.S. Government Agencies (1.7%)
Federal Home Loan Bank (1.7%)
1.80%*, 12/15/04	1,000,000	999,781

Total U.S. Government Agencies (Cost $999,944)		999,781

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
U.S. Government Agency Pass-Through Securities (6.9%)
Fannie Mae (6.0%)
2.78%*, 11/1/04, Pool #557072	$46,103	$46,509
3.64%, 7/1/07, Pool # 385793	971,098	976,285
4.18%*, 11/1/04, Pool #784365	193,814	194,005
4.44%*, 11/1/04, Pool #789463	584,482	591,920
4.47%*, 11/1/04, Pool # 726776	636,397	643,073
5.50%, 1/1/10, Pool #687086	780,415	810,866
6.11%*, 11/1/04, Pool # 365421	107,217	110,841
6.50%, 12/1/15, Pool # 545927	98,969	105,140
8.50%, 8/1/30, Pool # 542611	32,045	35,002

		3,513,641

Freddie Mac (0.1%)
3.43%*, 11/1/04, Pool # 846367	31,436	32,779

Small Business Administration (0.8%)
5.23%*, 11/1/04, Pool # 503664	25,387	26,509
5.38%*, 11/1/04, Pool # 503653	27,797	28,810
5.98%*, 11/1/04, Pool # 502966	24,977	26,459
7.35%, 8/10/06	184,223	196,160
7.88%, 5/1/10	155,815	165,967

		443,905

Total U.S. Government Agency Pass-Through Securities (Cost $3,960,428)		3,990,325

U.S. Government Bond (0.4%)
Housing and Urban Development (0.4%)
Housing Urban Development, 4.96%, 8/1/12	200,000	204,755

Total U.S. Government Bond (Cost $200,000)		204,755

U.S. Treasury Obligations (12.1%)
U.S. Treasury Notes (12.1%)
3.00%, 2/15/08	3,467,000	3,479,054
3.25%, 8/15/08	2,895,000	2,918,751
3.63%, 7/15/09	650,000	660,589

Total U.S. Treasury Obligations (Cost $7,058,044)		7,058,394

Investment Companies (3.0%)
American AAdvantage U.S. Government	1,759,751	1,759,751

Money Market Fund (c)
Total Investment Companies (Cost $1,759,751)		1,759,751

Total Investments (Cost $57,911,796) (a) - 99.7%		57,966,580
Other assets in excess of liabilities - 0.3%		158,445

NET ASSETS - 100.0%		$58,125,025

*	Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2004. Maturity date reflects next rate change date.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

(a)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$180,540
Unrealized depreciation	(125,756)

Net unrealized appreciation	$54,784

(b)	Represents a restricted security purchase under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

(c)	Affiliate.

FSA - Insured by Financial Security Assurance, Inc.

GO - General Obligation

OID - Original Issue Discount

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $56,152,045)		$56,206,829
Investment in affiliate, at value (cost $1,759,751)		1,759,751

Total Investments		57,966,580

Interest and dividends receivable		289,131
Receivable from Advisor		5,751
Prepaid expenses and other assets		3,714

Total Assets		58,265,176

Liabilities:
Dividends payable	$100,313
Accrued expenses and other payables:
Investment advisory fees	9,367
Administration fees	953
Service organization fees	12,326
Custodian fees	986
Other payables	16,206

Total Liabilities		140,151

Net Assets consist of:
Capital (a)		$57,994,541
Undistributed net investment income		13,054
Accumulated net realized gains from investment transactions		62,646
Net unrealized appreciation from investments		54,784

Net Assets		$58,125,025

Service Shares:
Net Assets		$58,125,025

Outstanding Units of Beneficial Interest (Shares)		5,758,786

Net asset value, redemption price per share		$10.09

Maximum Sales Charge - Service Shares		3.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$10.48

(a)	Amount for UltraShort Bond Fund represents $5,759 of $.001 par value and $57,988,782 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Interest income		$1,381,449
Dividend income		17,586
Dividend income from affiliate		16,138

Total Investment Income		1,415,173

Expenses:
Investment advisory fees	$241,726
Administration fees	120,864
12b-1 Distribution fees	151,079
Service organization fees	151,079
Accounting fees	57,322
Custodian fees	12,085
Transfer agent fees	6,812
Other fees	60,765

Total expenses before fee reductions		801,732
Expenses contractually reduced/reimbursed by the Investment Advisor		(185,799)
Expenses contractually reduced by the Distributor		(151,079)
Expenses voluntarily reduced by the Service Organizations		(28,809)
Expenses contractually reduced by the Administrator		(43,481)

Net Expenses		392,564

Net Investment Income		1,022,609

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		162,470
Change in unrealized appreciation/depreciation from investments		(429,979)

Net realized/unrealized losses from investments		(267,509)

Change in Net Assets Resulting from Operations		$755,100

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,022,609	$1,159,987
Net realized gains from investment transactions	162,470	272,186
Change in unrealized appreciation/depreciation from investments	(429,979)	(208,980)

Change in net assets from operations	755,100	1,223,193

Distributions to Shareholders:
From net investment income	(1,100,075)	(1,275,514)
From net realized gains from investment transactions	(115,809)	—

Change in net assets from shareholder distributions	(1,215,884)	(1,275,514)

Capital Share Transactions:
Proceeds from shares issued	12,340,227	25,181,601
Dividends reinvested	470,521	452,252
Cost of shares redeemed	(15,617,070)	(12,768,741)

Change in net assets from capital share transactions	(2,806,322)	12,865,112

Change in net assets	(3,267,106)	12,812,791

Net Assets:
Beginning of period	61,392,131	48,579,340

End of period*	$58,125,025	$61,392,131

Share Transactions:
Issued	1,217,638	2,470,496
Reinvested	46,457	44,410
Redeemed	(1,542,671)	(1,253,912)

Change in Shares	(278,576)	1,260,994

*	Includes undistributed (dividends in excess of) net investment income of $13,054 and $(9,314), respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$10.17	$10.17	$10.40	$9.96	$9.90

Investment Activities
Net investment income	0.17	0.22	0.38	0.53	0.56
Net realized and unrealized gains (losses) from investments	(0.05)	0.02	(0.18)	0.44	0.06

Total from Investment Activities	0.12	0.24	0.20	0.97	0.62

Distributions
Net investment income	(0.18)	(0.24)	(0.38)	(0.53)	(0.56)
Net realized gains from investment transactions	(0.02)	—	(0.05)	—	— (a)

Total Distributions	(0.20)	(0.24)	(0.43)	(0.53)	(0.56)

Change in net asset value	(0.08)	—	(0.23)	0.44	0.06

Net Asset Value, End of Period	$10.09	$10.17	$10.17	$10.40	$9.96

Total Return (excludes sales charge)	1.23%	2.41%	2.02%	10.02%	6.47%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$58,125	$61,392	$48,579	$47,624	$51,984
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.64%
Ratio of net investment income to average net assets	1.69%	2.13%	3.71%	5.26%	5.64%
Ratio of expenses to average net assets*	1.33%	1.33%	1.33%	1.28%	1.29%
Portfolio turnover rate	68.14%	72.06%	66.57%	65.87%	57.96%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

(a)	Distribution per share was less than $0.005

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2004

	Principal Amount/Shares	Value
Asset Backed Securities (9.6%)
Brazos Student Loan Finance Corp., Series 1995-A, Class A3, 2.29%*, 11/1/04	$470,000	$470,138
Chase Credit Card Master Trust, Series 2003-4, Class B, 2.52%*, 11/15/04	250,000	255,860
Citibank Credit Card Issuance Trust, Series 2001-B1, Class B1, 2.57%*, 1/15/05	250,000	252,343
Green Tree Financial Corp., Series 1997-7, Class A8, 6.86%, 7/15/29	284,773	303,496
Honda Auto Receivables Owner Trust, Series 2003-2, Class A4, 2.16%, 10/21/08	400,000	394,760
MSDWCC Heloc Trust, Series 2003-1, Class A, 2.20%*, 11/25/04	342,657	342,734
Residential Asset Mortgage Products, Inc., Series 2003-RP1, Class A, 2.43%*, 11/25/04 (b)	215,928	216,819
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Class A2A, 2.23%*, 11/25/04 (b)	254,186	254,186
Student Loan Financial, Series 2004-A-4, 1.97%*, 11/23/04	750,000	749,025
Student Loan Financial Association, Washington Education, 2.08%*, 11/19/04	400,000	400,000
U.S. Education Loan Trust, Series 2004-3A, Class A3, 2.04%*, 12/1/04 (b)	500,000	499,948
Union Financial Services Taxable Student, Series 1998-A, Class B5, 2.09%*, 11/18/04	300,000	300,000
USAA Auto Owner Trust, Series 2001-1, Class A4, 5.08%, 3/15/06	43,642	43,731
Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, 2.19%*, 11/25/04	310,115	310,339

Total Asset Backed Securities (Cost $4,373,087)		4,793,379

Collateralized Mortgage Obligations (16.9%)
American Housing Trust, Series VI, Class 1-I, 9.15%, 5/25/20	144,401	145,045
CS First Boston Mortgage Securities Corp, Series 2004-AR5, Class 10A1, 5.03%, 6/25/34	351,357	360,436
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44	436,416	453,872
Fannie Mae, Series 2002-16, Class XU, 5.50%, 4/25/17	2,500,000	2,624,438
Fannie Mae, Series 2002-49, Class KG, 5.50%, 8/25/17	500,000	522,778
Fannie Mae, Series 2003-92, Class HP, 4.50%, 9/25/18	737,495	747,593
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	442,704	479,795
Freddie Mac Structured Pass Through Securities, Series T-58, Class 2A, 6.50%, 9/25/43	657,358	692,896
Merrill Lynch Mortgage Investors, Inc., Series 1997-C1, Class A3, 7.12%, 6/18/29	578,861	619,218
Nationslink Funding Corp., Series 1999-SL, Class A4, 6.65%, 11/10/30	375,862	386,881
Sequoia Mortgage Trust, Series 10, Class 1A, 2.31%*, 11/20/04	440,004	440,763
Small Business Administration, Series 2003-P10A, Class 1, 4.52%, 2/10/13	467,091	471,766
Structured Asset Securities Corp., 2.18%*, 11/25/04	460,996	460,708

Total Collateralized Mortgage Obligations (Cost $8,120,638)		8,406,189

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Corporate Bonds (32.8%)

Automotive (1.3%)
Daimler Chrysler, 7.75%, 1/18/11	$200,000	$233,966
Ford Motor Credit Co., 7.38%, 10/28/09	230,000	250,411
General Motors Acceptance Corp., 7.75%, 1/19/10	130,000	142,035

		626,412

Banking (7.9%)

AmSouth Bancorp, 6.13%, 3/1/09	225,000	246,038
Associated Banc Corp., 6.75%, 8/15/11	200,000	227,065
Bank of America Corp., 7.40%, 1/15/11	300,000	351,921
Bank One Corp., 10.00%, 8/15/10	230,000	295,368
BB&T Corp., 6.50%, 8/1/11	125,000	141,100
BB&T Corp., 7.25%, 6/15/07	125,000	137,339
Citigroup, Inc., 6.50%, 1/18/11	215,000	243,254
City National Bank, Series AI, 6.75%, 9/1/11	250,000	284,396
First Union National Bank, 7.80%, 8/18/10	300,000	355,530
Firstar Bank N.A., 7.13%, 12/1/09	150,000	173,130
Manufacturers & Traders Trust Co., 8.00%, 10/1/10	150,000	180,654
Marshall & Ilsley Bank, 6.38%, 9/1/11	200,000	224,076
National City Bank, 6.20%, 12/15/11	150,000	166,596
National City Bank of Kentucky, 6.30%, 2/15/11, OID	75,000	84,047
National Commerce Capital, 2.99%*, 1/4/05	150,000	148,055
Old Kent Bank, 7.75%, 8/15/10	200,000	207,025
Old National Bank, 2.43%*, 1/31/05	175,000	175,090
PNC Funding Corp., 6.13%, 2/15/09	150,000	162,730
U.S. Bank NA Minnesota, 6.38%, 8/1/11	150,000	168,406

		3,971,820

Brokerage Services (1.5%)
Goldman Sachs Group, Inc., 6.88%, 1/15/11	225,000	256,301
Merrill Lynch & Co., 2.14%*, 11/22/04	225,000	226,265
Morgan Stanley Dean Witter, 6.75%, 4/15/11	250,000	284,142

		766,708

Chemicals (1.0%)
Eastman Chemical, 7.00%, 4/15/12	165,000	189,337
Montell America Finance, 7.60%, 3/15/07 (b)	140,000	151,247
Praxair, Inc., 6.50%, 3/1/08	125,000	137,122

		477,706

Defense (0.6%)

Honeywell International, 6.13%, 11/1/11	250,000	277,034

Diversified (0.4%)
General Electric Co., 5.00%, 2/1/13	170,000	176,515

Electric Utility (0.5%)
Duke Energy Field Services Corp., 7.88%, 8/16/10	145,000	171,698
Niagara Mohawk Power, Series F, 7.63%, 10/1/05	94,512	98,305

		270,003

Electronics: Technology (0.3%)

Fiserv, Inc., 4.00%, 4/15/08	140,000	142,342

Energy Equipment & Services (1.5%)
ConocoPhillips Petetroleum, 8.75%, 5/25/10	180,000	223,331
Halliburton Co., 3.57%*, 10/17/05	140,000	141,178
Marathon Oil Corp., 6.13%, 3/15/12	165,000	181,857
Union Oil Co. of California, 9.40%, 2/15/11	150,000	185,602

		731,968

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Corporate Bonds, continued

Financial Services (1.0%)

Monumental Global Funding, 6.05%, 1/19/06 (b)	$200,000	$208,360
Pacific Pilot Funding Ltd., 2.92%*, 11/3/04 (b)	150,000	150,000
Pearson Dollar Financial, 5.70%, 6/1/14 (b)	115,000	122,196

		480,556

Food Products (2.5%)

Cargill, Inc., 6.38%, 6/1/12 (b)	175,000	196,424
Conagra, Inc., 7.88%, 9/15/10	125,000	148,074
General Mills Inc., 6.45%, 10/15/06	150,000	159,549
General Mills, Inc., 8.11%, 11/18/04	125,000	125,301
IBP, Inc., 6.13%, 2/1/06	185,000	191,369
Kellogg Co., Series B, 6.60%, 4/1/11	210,000	238,304
Kraft Foods, Inc., 6.25%, 6/1/12	150,000	165,345

		1,224,366

Household Products (0.8%)
Dial Corp., 7.00%, 8/15/06	100,000	107,058
Newell Rubbermaid, Inc., 2.00%, 5/1/05	25,000	24,920
Rubbermaid, Inc., 6.60%, 11/15/06	125,000	133,847
Unilever NV, 6.15%, 1/15/06	150,000	155,892

		421,717

Industrial Goods & Services (0.3%)

Cintas Corp., 6.00%, 6/1/12	125,000	138,418

Insurance (5.1%)
Allstate Financial Global Funding, 6.50%, 6/14/11, GIC, (b)	300,000	336,240
Berkley Corp., 5.13%, 9/30/10	150,000	152,931
Blue Cross Blue Shield, 8.25%, 11/15/11 (b)	150,000	175,624
John Hancock Global Funding II, 7.90%, 7/2/10 (b)	200,000	237,587
Metlife Inc., 5.38%, 12/15/12	150,000	156,065
New York Life Global Funding, 5.38%, 9/15/13 (b)	240,000	252,509
Principal Life Global, 6.25%, 2/15/12 (b)	150,000	165,829
Protective Life U.S. Funding, 5.88%, 8/15/06 (b)	150,000	157,950
Prudential Insurance, 7.65%, 7/1/07 (b)	250,000	275,824
Reliastar Financial Corp., 8.00%, 10/30/06	300,000	329,978
Safeco Corp., 4.88%, 2/1/10	150,000	153,212
Unitrin, Inc., 5.75%, 7/1/07	150,000	156,243

		2,549,992

Lodging (0.3%)

Marriott International, 6.88%, 11/15/05	125,000	130,192

Metals & Mining (0.4%)
Alcoa, Inc., 7.38%, 8/1/10	150,000	175,837

Multimedia (2.0%)
Cox Communications, Inc., 7.88%, 8/15/09	110,000	125,426
Nielsen Media, 7.60%, 6/15/09	150,000	169,413
Thomson Corp., 6.20%, 1/5/12	175,000	194,137
Time Warner, Inc., 8.11%, 8/15/06	250,000	271,917
Viacom, Inc., 7.70%, 7/30/10	200,000	235,228

		996,121

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Corporate Bonds, continued

Paper Products (1.0%)

International Paper Co., 6.75%, 9/1/11	$125,000	$140,693
Meadwestvaco Corp., 6.85%, 4/1/12	170,000	191,522
Weyerhaeuser Co., 6.75%, 3/15/12	160,000	181,349

		513,564

Pharmaceuticals (1.2%)
American Home Products, 6.95%, 3/15/11	135,000	151,598
Bristol-Myers Squibb Co., 5.75%, 10/1/11	160,000	172,935
Hospira, Inc., 5.90%, 6/15/14 (b)	95,000	100,013
Schering-Plough Corp., 5.30%, 12/1/13	185,000	192,214

		616,760

Real Estate Investment Trust (1.0%)
JDN Realty Corp., 6.95%, 8/1/07	150,000	163,356
Rouse Co., 5.38%, 11/26/13	150,000	141,659
Shurgard Storage, 7.75%, 2/22/11	160,000	184,499

		489,514

Restaurants (0.3%)

McDonald’s Corp., 8.88%, 4/1/11	125,000	155,367

Retail - Food (0.7%)

Kroger Co., 5.50%, 2/1/13	175,000	183,307
Safeway, Inc., 2.16%*, 11/1/04	150,000	150,233

		333,540

Schools (0.6%)

Harvard University, 8.13%, 4/15/07	250,000	280,610

Telephone (0.3%)

Sprint Capital Corp., 6.00%, 1/15/07	140,000	148,118

Transportation Services (0.3%)

Fedex Corp., 7.52%, 1/15/18	130,410	146,849

Total Corporate Bonds (Cost $15,517,844)		16,242,029

Medium Term/Senior Notes (1.2%)

Automotive (0.1%)

General Motors Acceptance Corp., 3.33%*, 1/20/05	50,000	50,220

Electronics-Technology (0.6%)

Applied Materials, Inc., 6.70%, 9/6/05	300,000	310,414

Schools (0.5%)

Stanford University, 6.16%, 4/30/11	225,000	253,025

Total Medium Term/Senior Notes (Cost $574,045)		613,659

Taxable Municipal Bonds (4.5%)

Arkansas (0.9%)

State, Water-Waste Disposal, Series A, GO, 6.00%, 7/1/08, OID	435,000	470,796

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Taxable Municipal Bonds, continued

Illinois (1.0%)
Chicago, Series D, GO, 4.72%, 1/1/12	$200,000	$204,692
Loyola University, Series C, 4.80%, 7/1/13	150,000	148,200
State, Pension, GO, 3.55%, 6/1/11	170,000	163,324

		516,216

Iowa (0.6%)
Davenport, Series A, GO, 4.60%, 6/1/12, OID	160,000	162,328
Des Moines, Hotel & Motel, GO, 5.85%, 12/1/11, OID	115,000	125,847

		288,175

Maine (0.6%)
State, GO, 3.25%, 6/15/10	300,000	289,653

Missouri (0.2%)
State, Series N, 1.99%*, 11/3/04	100,000	100,000

Oregon (0.5%)
State, Alternative Energy Project, Series F, GO, 5.25%, 10/1/09, OID	225,000	238,655

Tennessee (0.4%)
State, Series B, GO, 6.00%, 2/1/09	175,000	189,378

Texas (0.3%)
State, Water Financial Assistance, GO, 3.50%, 8/1/11	175,000	166,889

Total Taxable Municipal Bonds (Cost $2,604,301)		2,259,762

U.S. Government Agencies (5.9%)
Fannie Mae (0.3%)
3.25%, 8/15/08	165,000	164,718

Federal Home Loan Bank (0.4%)
2.75%, 3/14/08	225,000	222,160

Housing and Urban Development (5.2%)
Housing Urban Development, 7.22%, 8/1/07	2,316,000	2,568,974

Total U.S. Government Agencies (Cost $2,697,654)		2,955,852

U.S. Government Agency Pass-Through Securities (16.5%)
Fannie Mae (13.6%)
4.15%*, 11/1/04, Pool # 708318	631,584	634,006
4.17%, 2/1/09, Pool # 386844	480,092	487,976
4.34%, 3/1/34, Pool # 776486	443,149	450,135
4.50%, 8/1/33, TBA	3,000,000	3,008,435
4.67%, 1/1/10, Pool # 385732	473,305	483,159
4.73%, 12/1/12, Pool # 385682	473,366	486,876
6.11%*, 11/1/04, Pool # 365421	221,877	229,375
6.18%, 8/1/08, Pool # 380581	919,627	989,765

		6,769,727

Freddie Mac (2.9%)
3.69%*, 11/1/04, Pool # 846367	31,436	32,779
4.50%, 11/1/18, Pool # B10834	1,392,815	1,400,628

		1,433,407

Total U.S. Government Agency Pass-Through Securities (Cost $8,141,763)		8,203,134

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
U.S. Treasury Obligations (11.5%)
U.S. Treasury Notes (9.6%)
3.00%, 11/15/07	$125,000	$125,684
3.13%, 4/15/09	275,000	274,345
3.25%, 8/15/08	95,000	95,779
4.38%, 8/15/12	855,000	887,163
4.75%, 5/15/14	1,960,000	2,073,008
5.63%, 5/15/08	300,000	326,766
6.50%, 2/15/10	865,000	995,528

		4,778,273

U.S. Treasury Bonds (1.9%)
7.25%, 5/15/16	750,000	951,680

Total U.S. Treasury Obligations (Cost $5,677,094)		5,729,953

Investment Companies (6.8%)
American AAdvantage U.S. Government Money Market Fund (c)	2,434,246	2,434,246
Federated Treasury Obligations Fund	955,937	955,937

Total Investment Companies (Cost $3,390,183)		3,390,183

Total Investments (Cost $51,096,609) (a) - 105.7%		52,594,140
Liabilities in excess of other assets - (5.7)%		(2,851,670)

NET ASSETS - 100.0%		$49,742,470

*	Variable rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2004. The maturity date is the next rate change date.

(a)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,627,551
Unrealized depreciation	(130,020)

Net unrealized appreciation	$1,497,531

(b)	Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

(c)	Affiliate.

GO -	General Obligation
OID-	Original Issue Discount
TBA-	To-be-announced; the total amount purchased on a when-issued basis is $2,994,375.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $48,662,363)		$50,159,894
Investment in affiliate, at value (cost $2,434,246)		2,434,246

Total Investments		52,594,140

Interest and dividends receivable		481,015
Receivable from Advisor		4,141
Prepaid expenses and other assets		3,961

Total Assets		53,083,257

Liabilities:
Dividends payable	$152,814
Payable for investments purchased	3,150,750
Accrued expenses and other payables:
Investment advisory fees	12,150
Administration fees	816
Service organization fees	10,474
Custodian fees	838
Other payables	12,945

Total Liabilities		3,340,787

Net Assets consist of:
Capital (a)		$47,945,077
Undistributed net investment income		45,448
Accumulated net realized gains from investment transactions		254,414
Net unrealized appreciation from investments		1,497,531

Net Assets		$49,742,470

Service Shares:
Net Assets		$49,742,470

Outstanding Units of Beneficial Interest (Shares)		4,699,024

Net asset value, redemption price per share		$10.59

Maximum Sales Charge - Service Shares		3.75%

Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$11.00

(a)	Amount for Intermediate Bond Fund represents $4,699 of $.001 par value and $47,940,378 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Interest income		$2,225,073
Dividend income from affiliate		20,582

Total Investment Income		2,245,655

Expenses:
Investment advisory fees	$203,260
Administration fees	101,631
12b-1 Distribution fees	127,038
Service organization fees	127,038
Accounting fees	53,968
Custodian fees	10,162
Transfer agent fees	5,661
Other fees	50,287

Total expenses before fee reductions		679,045
Expenses contractually reduced/reimbursed by the Investment Advisor		(105,284)
Expenses contractually reduced by the Distributor		(127,038)
Expenses voluntarily reduced by the Service Organization		(24,129)
Expenses contractually reduced by the Administrator		(36,621)

Net Expenses		385,973

Net Investment Income		1,859,682

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		335,110
Change in unrealized appreciation/depreciation from investments		(311,638)

Net realized/unrealized gains from investments		23,472

Change in Net Assets Resulting from Operations		$1,883,154

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,859,682	$1,950,201
Net realized gains from investment transactions	335,110	597,228
Change in unrealized appreciation/depreciation from investments	(311,638)	(452,415)

Change in net assets from operations	1,883,154	2,095,014

Distributions to Shareholders:
From net investment income	(1,894,478)	(2,103,902)
From net realized gains on investment transactions	(535,691)	(144,181)

Change in net assets from shareholder distributions	(2,430,169)	(2,248,083)

Capital Share Transactions:
Proceeds from shares issued	9,564,262	13,377,183
Dividends reinvested	1,026,543	970,534
Cost of shares redeemed	(12,227,980)	(10,274,389)

Change in net assets from capital share transactions	(1,637,175)	4,073,328

Change in net assets	(2,184,190)	3,920,259
Net Assets:
Beginning of period	51,926,660	48,006,401

End of period*	$49,742,470	$51,926,660

Share Transactions:
Issued	904,833	1,242,281
Reinvested	96,918	90,196
Redeemed	(1,162,001)	(955,532)

Change in Shares	(160,250)	376,945

*	Includes undistributed (dividends in excess of) net investment income of $45,448 and $(453), respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$10.69	$10.71	$10.54	$9.82	$9.86

Investment Activities
Net investment income	0.39	0.43	0.55	0.56	0.58
Net realized and unrealized gains (losses) from investments	0.02	0.05	0.15	0.72	(0.04)

Total from Investment Activities	0.41	0.48	0.70	1.28	0.54

Distributions
Net investment income	(0.40)	(0.47)	(0.53)	(0.56)	(0.58)
Net realized gains	(0.11)	(0.03)	—	—	—

Total Distributions	(0.51)	(0.50)	(0.53)	(0.56)	(0.58)

Change in net asset value	(0.10)	(0.02)	0.17	0.72	(0.04)

Net Asset Value, End of Period	$10.59	$10.69	$10.71	$10.54	$9.82

Total Return (excludes sales charge)	3.91%	4.53%	6.87%	13.35%	5.75%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$49,742	$51,927	$48,006	$45,447	$46,092
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	3.66%	4.00%	5.29%	5.49%	6.01%
Ratio of expenses to average net assets*	1.34%	1.34%	1.33%	1.29%	1.31%
Portfolio turnover rate	85.91%	59.41%	135.72%	93.61%	37.86%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
Common Stocks (96.7%)
Aerospace/Defense (2.8%)
Boeing Co.	46,900	$2,340,310

Chemicals (2.3%)
Dow Chemical Co.	42,300	1,900,962

Commercial Banks (9.1%)
Bank of America Corp.	56,200	2,517,198
HSBC Holdings PLC - ADR	15,250	1,235,708
PNC Financial Services Group	30,911	1,616,645
Wells Fargo & Co.	36,900	2,203,668

		7,573,219

Commercial Services & Supplies (2.5%)
Cendant Corp.	103,300	2,126,947

Consumer Finance (2.2%)
SLM Corp.	40,900	1,851,134

Diversified Financial Services (6.5%)
Citigroup, Inc.	48,433	2,148,972
J.P. Morgan Chase & Co.	55,200	2,130,720
MBNA Corp.	48,400	1,240,492

		5,520,184

Diversified Telecommunication Services (1.7%)
Verizon Communications, Inc.	35,992	1,407,287

Electric Utilities (6.2%)
American Electric Power Co., Inc.	69,000	2,272,170
CenterPoint Energy, Inc.	85,900	902,809
Entergy Corp.	31,200	2,039,232

		5,214,211

Electrical Equipment (2.1%)
Emerson Electric Co.	28,300	1,812,615

Food Products (4.5%)
ConAgra Foods, Inc.	83,000	2,191,200
Dean Foods Co. (b)	54,900	1,638,765

		3,829,965

Health Care Equipment & Supplies (2.9%)
Baxter International, Inc.	79,900	2,457,724

Health Care Providers & Services (1.7%)
Anthem, Inc. (b)	9,300	747,720
WellPoint Health Networks, Inc. (b)	7,300	712,918

		1,460,638

Hotels Restaurants & Leisure (2.3%)
Carnival Corp.	37,900	1,916,224

Industrial Conglomerates (2.7%)
Tyco International, Ltd.	74,100	2,308,215

Insurance (4.7%)
Allstate Corp.	52,300	2,515,107
XL Capital Ltd., Class A	20,600	1,493,500

		4,008,607

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
Common Stocks, continued
Leisure Equipment & Products (1.5%)
Mattel, Inc.	70,700	$1,237,957

Machinery (1.7%)
ITT Industries, Inc.	18,200	1,476,748

Multi-Utilities & Unregulated Power (4.7%)
Duke Energy Corp.	71,000	1,741,630
Public Service Enterprise Group, Inc.	30,300	1,290,477
Reliant Resources, Inc. (b)	92,966	955,690

		3,987,797

Oil & Gas (12.7%)
BP Amoco PLC ADR	43,300	2,522,225
ChevronTexaco Corp.	17,400	923,244
ConocoPhillips	37,023	3,121,409
Occidental Petroleum Corp.	73,600	4,109,088

		10,675,966

Paper & Forest Products (1.4%)
International Paper Co.	21,300	820,263
Weyerhaeuser Co.	6,200	388,368

		1,208,631

Pharmaceuticals (3.8%)
Bristol-Myers Squibb Co.	76,000	1,780,680
Schering-Plough Corp.	80,800	1,463,288

		3,243,968

Power Conversion/Supply Equipment (1.2%)
American Power Conversion Corp.	53,200	1,025,696

Real Estate Investment Trust (1.6%)
Equity Office Properties Trust	46,800	1,316,016

Thrifts & Mortgage Finance (4.5%)
MGIC Investment Corp.	28,200	1,813,542
Washington Mutual, Inc.	51,800	2,005,178

		3,818,720

Tobacco (9.4%)
Altria Group, Inc.	47,400	2,297,004
Imperial Tobacco Group PLC ADR	65,800	3,089,310
UST, Inc.	60,000	2,469,601
		7,855,915

Total Common Stocks (Cost $61,757,512)		81,575,656

Investment Companies (2.9%)
American AAdvantage U.S. Government	2,485,985	2,485,985

Money Market Fund (c)
Total Investment Companies (Cost $2,485,985)		2,485,985

Total Investments (Cost $64,243,497) (a) - 99.6%		84,061,641
Other assets in excess of liabilities - 0.4%		363,157

NET ASSETS - 100.0%		$84,424,798

a.	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $260,349. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$22,007,372
Unrealized depreciation	(2,449,577)

Net unrealized appreciation	$19,557,795

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Schedule of Portfolio Investments

October 31, 2004

(b)	Represents non-income producing securities.

(c)	Affilate.

ADR-American Depositary Receipt

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statement of Assets and Liabilities

	October 31, 2004

Assets:
Investments, at value (cost $61,757,512)		$81,575,656
Investment in affiliate, at value (cost $2,485,985)		2,485,985

Total Investments		84,061,641

Dividends receivable		144,631
Receivable for investments sold		312,944
Prepaid expenses and other assets		3,862

Total Assets		84,523,078

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	57,063
Administration fees	1,375
Service organization fees	17,814
Custodian fees	1,425
Other payables	20,603

Total Liabilities		98,280

Net Assets consist of:
Capital (a)		$71,632,705
Undistributed net investment income		858,115
Accumulated net realized losses from investment transactions		(7,884,166)
Net unrealized appreciation from investments		19,818,144

Net Assets		$84,424,798

Service Shares:
Net Assets		$84,424,798

Outstanding Units of Beneficial Interest (Shares)		6,611,022

Net asset value, redemption price per share		$12.77

Maximum Sales Charge - Service Shares		5.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$13.44

(a)	Amount for Stock Fund represents $6,611 of $.001 par value and $71,626,094 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$2,177,109
Dividend income from affiliates		21,486

Total Investment Income		2,198,595

Expenses:
Investment advisory fees	$811,141
Administration fees	162,229
12b-1 Distribution fees	202,785
Service organization fees	202,785
Accounting fees	35,419
Custodian fees	16,221
Transfer agent fees	8,471
Other fees	76,152

Total expenses before fee reductions		1,515,203
Expenses contractually reduced/reimbursed by the Investment Advisor		(169,703)
Expenses contractually reduced by the Distributor		(202,785)
Expenses voluntarily reduced by the Service Organization		(37,434)
Expenses contractually reduced by the Administrator		(59,085)

Net Expenses		1,046,196

Net Investment Income		1,152,399

Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		417,931
Change in unrealized appreciation/depreciation from investments		12,437,858

Net realized/unrealized gains from investments		12,855,789

Change in Net Assets Resulting from Operations		$14,008,188

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$1,152,399	$1,297,184
Net realized gains (losses) from investment transactions	417,931	(128,434)
Change in unrealized appreciation/depreciation from investments	12,437,858	12,929,826

Change in net assets from operations	14,008,188	14,098,576

Distributions to Shareholders:
From net investment income	(1,375,792)	(1,249,994)

Change in net assets from shareholder distributions	(1,375,792)	(1,249,994)

Capital Share Transactions:
Proceeds from shares issued	10,409,102	12,333,686
Dividends reinvested	754,424	700,807
Cost of shares redeemed	(15,707,410)	(16,004,074)

Change in net assets from capital share transactions	(4,543,884)	(2,969,581)

Change in net assets	8,088,512	9,879,001
Net Assets:
Beginning of period	76,336,286	66,457,285

End of period*	$84,424,798	$76,336,286

Share Transactions:
Issued	853,133	1,261,009
Reinvested	65,262	76,591
Redeemed	(1,304,135)	(1,644,180)

Change in Shares	(385,740)	(306,580)

*	Includes undistributed net investment income of $858,115 and $1,081,508 respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$10.91	$9.10	$10.64	$11.09	$10.33

Investment Activities
Net investment income	0.18	0.18	0.17	0.15	0.18
Net realized and unrealized gains (losses) from investments	$1.88	1.80	(1.56)	(0.42)	1.09

Total from Investment Activities	$2.06	1.98	(1.39)	(0.27)	1.27

Distributions
Net investment income	(0.20)	(0.17)	(0.15)	(0.18)	(0.11)
Net realized gains from investment transactions	—	—	—	—	(0.40)

Total Distributions	(0.20)	(0.17)	(0.15)	(0.18)	(0.51)

Change in net asset value	$1.86	1.81	(1.54)	(0.45)	0.76

Net Asset Value, End of Period	$12.77	$10.91	$9.10	$10.64	$11.09

Total Return (excludes sales charge)	19.07%	22.14%	(13.32%)	(2.45%)	13.39%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$84,425	$76,336	$66,457	$73,463	$83,791
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.29%	1.26%
Ratio of net investment income to average net assets	1.42%	1.87%	1.65%	1.27%	1.76%
Ratio of expenses to average net assets*	1.87%	1.89%	1.87%	1.86%	1.83%
Portfolio turnover rate	16.29%	29.31%	30.01%	34.00%	87.85%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investment in International Equity Portfolio, at value (cost $69,769,997)		$81,807,226
Prepaid expenses and other assets		4,339

Total Assets		81,811,565

Liabilities:
Investment advisory fees	$23,877
Administration fees	1,332
Service organization fees	17,055
Other payables	18,170

Total Liabilities		60,434

Net Assets consist of:
Capital (a)		$71,197,768
Undistributed net investment income		975,409
Accumulated net realized losses from investment transactions		(2,459,275)
Net unrealized appreciation from investments		12,037,229

Net Assets		$81,751,131

Service Shares:
Net Assets		$81,751,131

Outstanding Units of Beneficial Interest (Shares)		6,425,174

Net asset value, redemption price per share		$12.72

Maximum Sales Charge - Service Shares		5.00%

Maximum Offering Price (100%/(100%- Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$13.39

(a)	Amount for International Multi-Manager Stock Fund represents $6,425 of $.001 par value and $70,750,560 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income allocated from International Equity Portfolio:
Income from International Equity Portfolio		$2,106,295
Foreign tax withholding		(274,849)
Expenses from International Equity Portfolio		(349,440)

Net Investment Income allocated from International Equity Portfolio:		1,482,006

Expenses:
Investment advisory fees	$299,546
Administration fees	112,331
12b-1 Distribution fees	187,216
Service organization fees	187,216
Accounting fees	30,000
Transfer agent fees	8,439
Other fees	72,538

Total expenses before fee reductions		897,286
Expenses contractually reduced by the Investment Advisor		(37,443)
Expenses contractually reduced by the Distributor		(187,216)
Expenses voluntarily reduced by the Service Organization		(33,411)
Expenses contractually reduced by the Administrator		(27,618)

Net Expenses		611,598

Net Investment Income		870,408

Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		5,618,636
Change in unrealized appreciation/depreciation from investments		8,197,519

Net realized/unrealized gains from investments		13,816,155

Change in Net Assets Resulting from Operations		$14,686,563

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$870,408	$846,080
Net realized gains/losses from investment transactions	5,618,636	(818,520)
Change in unrealized appreciation/depreciation from investments	8,197,519	15,278,863

Change in net assets from operations	14,686,563	15,306,423

Distributions to Shareholders:
From net investment income	(1,082,089)	(819,512)

Change in net assets from shareholder distributions	(1,082,089)	(819,512)

Capital Share Transactions:
Proceeds from shares issued	17,843,756	15,563,139
Dividends reinvested	526,013	385,545
Cost of shares redeemed	(15,966,710)	(11,249,835)

Change in net assets from capital share transactions	2,403,059	4,698,849

Change in net assets	16,007,533	19,185,760

Net Assets:
Beginning of period	65,743,598	46,557,838

End of period*	$81,751,131	$65,743,598

Share Transactions:
Issued	1,527,592	1,776,112
Reinvested	47,618	47,716
Redeemed	(1,354,943)	(1,275,555)

Change in Shares	220,267	548,273

*	Includes undistributed net investment income of $975,409 and $764,503 respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$10.60	$8.23	$9.24	$12.70	$13.15

Investment Activities
Net investment income	0.13	0.14	0.10	0.12	0.16
Net realized and unrealized gains (losses) from investments	2.16	2.37	(1.05)	(1.97)	0.17

Total from Investment Activities	2.29	2.51	(0.95)	(1.85)	0.33

Distributions
Net investment income	(0.17)	(0.14)	—	(0.08)	(0.18)
Net realized gains from investment transactions	—	—	—	(1.53)	(0.60)

Total Distributions	(0.17)	(0.14)	—	(1.61)	(0.78)

Change in net asset value	2.12	2.37	(1.01)	(3.46)	(0.45)

Net Asset Value, End of Period	$12.72	$10.60	$8.23	$9.24	$12.70

Total Return (excludes sales charge)	21.81%	31.04%	(10.34%)	(16.83%)	2.16%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$81,751	$65,744	$46,558	$48,043	$60,169
Ratio of expenses to average net assets^	1.28%	1.24%	1.21%	1.22%	1.15%
Ratio of net investment income to average net assets^	1.16%	1.59%	1.09%	1.09%	1.17%
Ratio of expenses to average net assets*^	1.67%	1.71%	1.68%	1.69%	1.63%
Portfolio turnover rate (a)	36.00%	44.00%	43.00%	36.00%	45.05%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

^	These ratios include expenses charged from the International Equity Portfolio.

(a)	Portfolio turnover rate represents that of the International Equity Portfolio.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds (99.4%)
Guam (0.2%)
Guam Government, Series A, 5.90%, 9/1/05, Callable 3/1/05 @ 100, OID	$250,000	$253,915

Kansas (99.2%)
Anthony, Electric Revenue, 5.30%, 12/1/17, Callable 12/1/05 @ 100	1,215,000	1,248,704
Augusta, Electric System Revenue, 2.75%, 8/1/06, AMBAC	135,000	136,818
Augusta, Electric System Revenue, 3.30%, 8/1/08, AMBAC	150,000	155,076
Barton County, School District #428, Great Bend, GO, Series A, 5.30%, 9/1/15, Pre-refunded 9/1/06 @ 100, FGIC	1,390,000	1,473,428
Bourbon County, School District #234, GO, Series B, 5.63%, 9/1/11, Pre-refunded 9/1/06 @ 100, FSA	285,000	303,762
Brown County, Horton School District #430, GO, 5.38%, 9/1/13, Pre-refunded 9/1/06 @ 100, FSA	500,000	530,680
Burlington, Environmental Improvement Revenue, 1.77%*, 11/29/04	1,000,000	1,000,000
Burlington, Environmental Improvement Revenue, 4.75%, 10/1/17	1,225,000	1,282,563
Butler & Sedgwick County, School District #385, GO, 5.60%, 9/1/12, FSA	1,775,000	2,056,284
Cherokee County, 6.25%, 12/1/23, Callable 6/1/08 @ 100, COP	1,000,000	1,034,160
Chisholm Creek, Water & Sewer Revenue, 5.25%, 9/1/14, Callable 9/1/12 @ 100, MBIA	710,000	794,540
Chisholm Creek, Water & Sewer Revenue, 5.25%, 9/1/15, Callable 9/1/12 @ 100, MBIA	400,000	445,308
Coffey County, GO, 4.65%, 9/1/05	690,000	704,980
Cowley County, School District #465, GO, 5.25%, 10/1/15, Callable 10/1/13 @ 100, MBIA	1,310,000	1,476,108
Cowley County, School District #470, GO, 5.45%, 12/1/12, Pre-refunded 12/1/06 @ 100, FGIC	500,000	534,400
Cowley County, School District #470, GO, 5.50%, 12/1/16, Callable 12/1/06 @ 100, FGIC, OID	1,000,000	1,069,810
Dodge City, Pollution Control Revenue, 6.63%, 5/1/05, (b)	700,000	716,338
Dodge City, School District # 443, GO, 4.00%, 3/1/08, FGIC	1,000,000	1,055,780
Dodge City, School District #443, GO, 4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA	975,000	1,011,221
Douglas County, GO, Series A, 5.00%, 8/1/18, Callable 8/1/13 @ 100, AMBAC	1,935,000	2,093,380
Douglas County, School District #497, GO, 5.00%, 9/1/07	1,000,000	1,077,180
El Dorado, Water Utility System Revenue, 4.65%, 10/1/05	350,000	357,494

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued
El Dorado, Water Utility System Revenue, 4.70%, 10/1/06, Callable 10/1/05 @ 100	$275,000	$280,511
El Dorado, Water Utility System Revenue, 4.75%, 10/1/07, Callable 10/1/05 @ 100	200,000	203,752
Ellsworth County, School District #328, GO, 5.25%, 9/1/15, Pre-refunded 9/1/06 @ 100, FSA	500,000	529,565
Finney County, GO, 5.00%, 12/1/10, Callable 12/1/07 @ 100, MBIA	500,000	540,195
Franklin County, GO, Series B, 4.75%, 9/1/05, Callable 12/23/04 @ 100	330,000	331,294
Franklin County, School District #289, GO, 5.35%, 9/1/11, FSA	230,000	260,721
Franklin County, School District #290, GO, 5.25%, 9/1/14, Pre-refunded 9/1/06 @ 100, FSA	500,000	529,565
Franklin County, School District #290, GO, 5.30%, 9/1/16, Pre-refunded 9/1/06 @ 100, FSA	335,000	355,107
Gray County, School District #102, GO, 5.00%, 9/1/15, Callable 9/1/08 @ 100	800,000	839,384
Gray County, School District #102, GO, 6.80%, 9/1/15, Callable 9/1/05 @ 100	250,000	259,015
Great Bend, Water System Revenue, Series A, 5.15%, 9/1/19, Pre-refunded 9/1/08 @ 100, OID	1,000,000	1,101,890
Harvey County, School District #373, GO, 5.55%, 9/1/13, Pre-refunded 9/1/05 @ 100, FSA	500,000	515,450
Harvey County, School District #373, GO, 4.80%, 9/1/18, Callable 9/1/08 @ 100, FSA, OID	2,000,000	2,061,180
Johnson County, Park and Recreation Foundation, Revenue, 5.38%, 9/1/16, Callable 9/1/11 @ 100	1,000,000	1,100,210
Johnson County, Park and Recreation Foundation, Series B, 5.00%, 9/1/23, Callable 9/1/13 @ 100, COP	870,000	920,417
Johnson County, School District #232, GO, 5.40%, 9/1/14, Pre-refunded 9/1/07 @ 100, MBIA	1,050,000	1,143,713
Johnson County, School District #233, GO, 5.00%, 9/1/14, Callable 9/1/09 @ 100, FGIC	1,000,000	1,084,230
Johnson County, School District #233, GO, Series B, 5.50%, 9/1/14	325,000	377,354
Johnson County, School District #512, GO, Series A, 4.60%, 10/1/08	1,135,000	1,227,661
Johnson County, School District #512, GO, Series B, 5.25%, 10/1/17, Callable 10/1/06 @ 100	500,000	527,800
Johnson County, Water District #001, Revenue, 5.00%, 12/1/12, Callable 12/1/11@100	340,000	376,689

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

Johnson County, Water District #001, Revenue, 4.95%, 12/1/13	$200,000	$214,960
Johnson County, Water District #001, Revenue, Series B, 5.25%, 12/1/05	1,115,000	1,155,497
Junction City, Water & Sewer, GO, 4.80%, 9/1/16, Callable 9/1/08 @ 100, MBIA, OID	1,620,000	1,679,470
Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @ 100, FGIC	340,000	360,036
Kansas City, GO, Series B, 5.38%, 9/1/10, Pre-refunded 9/1/05 @ 100, MBIA	1,500,000	1,541,565
Kingman County, School District # 331, GO, 7.00%, 10/1/05, FGIC	100,000	104,611
Kingman County, School District #331, GO, 5.80%, 10/1/16, Pre-refunded 10/1/10 @ 100, FGIC, OID	1,545,000	1,792,200
Lawrence Kansas Hospital Revenue, 5.38%, 7/1/16, Callable 7/1/13 @ 100	1,000,000	1,072,000
Lawrence Kansas Hospital Revenue, 6.00%, 7/1/19, Callable 7/1/09 @ 100	1,000,000	1,119,970
Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11, Callable 11/1/05 @ 100	395,000	407,458
Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15, Callable 11/1/06 @ 100	505,000	528,235
Lawrence, Water & Sewer System Revenue, 5.20%, 11/1/16, Callable 11/1/06 @ 100	250,000	260,868
Leavenworth County, School District #453, GO, 4.80%, 9/1/12, Callable 9/1/07 @ 100, FGIC, OID	460,000	479,982
Leavenworth County, School District #469, GO, 4.60%, 9/1/05, FSA	340,000	347,752
Leawood, GO, 5.25%, 9/1/16, Pre-refunded 9/1/09 @ 100	340,000	381,602
Leawood, GO, Series A, 5.25%, 9/1/09, Pre-refunded 9/1/06 @ 100	250,000	264,783
Leawood, GO, Series A, 5.35%, 9/1/10, Pre-refunded 9/1/06 @ 100	250,000	265,230
Leawood, GO, Series A, 5.40%, 9/1/11, Pre-refunded 9/1/06 @ 100	375,000	398,179
Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100	400,000	422,532
Lyon County, School District #253, GO, 5.00%, 9/1/12, FGIC	250,000	278,238
Manhattan, GO, 5.40%, 11/1/16, Pre-refunded 11/1/04 @ 100	405,000	405,000
McPherson County, School District #400, GO, 5.20%, 12/1/10, Pre-refunded 12/1/05 @ 100, FGIC	250,000	258,975
McPherson County, School District #400, GO, 5.25%, 12/1/12, Pre-refunded 12/1/05 @ 100, FGIC	250,000	259,108
Meade, Industrial Revenue, 6.50%, 10/1/06	1,000,000	1,084,140

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

Miami County, School District #367, GO, Series A, 5.00%, 9/1/16, Callable 9/1/08 @ 100, FGIC, OID	$900,000	$974,088
Newton, Wastewater Treatment System Revenue, 4.90%, 3/1/12, Callable 3/1/07 @ 100	700,000	720,587
Olathe, Health Facility Revenue, Series A, 5.20%, 9/1/17, Pre-refunded 9/1/05 @ 100, AMBAC	1,000,000	1,028,040
Olathe, Health Facility Revenue, Series A, 1.70%*, 11/3/04, AMBAC	3,075,000	3,074,999
Overland Park, GO, 5.00%, 9/1/19, Callable 9/1/13 @ 100	630,000	688,892
Pratt, Electric System Revenue, 6.60%, 11/1/07, AMBAC	205,000	229,040
Pratt, Electric System Revenue, 4.95%, 11/1/10, Callable 11/1/05 @ 101, AMBAC	635,000	655,237
Pratt, Electric System Revenue, 5.00%, 11/1/11, Callable 11/1/05 @ 101, AMBAC	415,000	431,604
Rice County, Union School District #444, GO, 5.08%, 9/1/14, Callable 9/1/07 @ 100	755,000	790,757
Riley County, School District #383, GO, 5.00%, 11/1/14, Callable 11/1/11 @ 100 MBIA	1,000,000	1,089,150
Saline County, School District #305, GO, 4.75%, 9/1/14, Callable 9/1/08 @ 100, FSA, OID	2,025,000	2,111,893
Saline County, School District #305, GO, 5.50%, 9/1/17, Callable 9/1/11 @ 100, FSA	1,000,000	1,121,170
Sedgwick & Shawnee Counties, Single Family Revenue, Series A-2, 6.70%, 6/1/29	440,000	466,092
Sedgwick & Shawnee Counties, Single Family Revenue, Series B-1, 8.05%, 5/1/14, GNMA	50,000	50,235
Sedgwick County, Family Mortgage, Series A-2, 6.50%, 12/1/16, Callable 12/1/07 @ 105, GNMA	145,000	150,990
Sedgwick County, School District # 259, GO, 4.00%, 10/1/08	1,000,000	1,058,610
Sedgwick County, School District #260, 5.50%, 10/1/13, Callable 10/1/09 @ 100, FGIC	1,595,000	1,785,395
Sedgwick County, School District #260, GO, 5.50%, 10/1/14, Callable 10/1/09 @ 100, FGIC, OID	1,675,000	1,866,804
Sedgwick County, School District #261, GO, 4.75%, 11/1/17, Callable 11/1/09 @ 100, FSA, OID	1,525,000	1,587,723
Sedgwick County, School District #265, GO, 4.30%, 10/1/07, FSA	1,000,000	1,063,840
Sedgwick County, Series A, GO, 2.88%, 8/1/05	1,500,000	1,511,730

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

Seward County, School District #480, GO, 5.00%, 9/1/14, Pre-refunded 9/1/06 @ 100, FSA, OID	$1,640,000	$1,729,642
Seward County, School District #483, Kismet-Plains, GO, 5.20%, 10/1/12, Callable 10/1/06 @ 100	600,000	629,232
Shawnee County, COP, 2.30%, 9/1/06	335,000	341,543
Shawnee County, COP, 2.70%, 9/1/07	345,000	353,404
Shawnee County, COP, 4.50%, 12/1/08	515,000	545,210
Shawnee County, Health Care Revenue, 5.15%, 8/15/10, Callable 8/15/05 @ 100, FSA	500,000	513,075
Shawnee County, School District #501, GO, 4.35%, 2/1/06, OID	1,515,000	1,560,208
Shawnee County, School District #501, GO, 4.38%, 2/1/07, Callable 2/1/06 @ 100, OID	1,425,000	1,465,114
State, Department of Transportation Highway Revenue, Series A, 4.00%, 9/1/08	1,000,000	1,060,410
State, Department of Transportation, Highway Revenue, Series C-1, 1.73%*, 11/4/04	1,000,000	1,000,000
State, Department of Transportation, Highway Revenue, Series C-2, 1.73%*, 11/4/04	1,000,000	1,000,000
State, Department of Transportation, Highway Revenue, 5.50%, 9/1/14	1,000,000	1,173,230
State, Department of Transportation, Highway Revenue, Series C-1, 1.74%*, 11/3/04, Callable 9/1/16 @ 100	1,000,000	1,000,000
State, Development Finance Authority Educational, 4.80%, 10/1/08, Callable 12/23/04 @ 100, AMBAC	345,000	348,571
State, Development Finance Authority Educational, 5.00%, 10/1/12, Callable 12/23/04 @ 100, AMBAC	500,000	501,930
State, Development Finance Authority Revenue, 4.20%, 6/1/07, FSA, OID	1,000,000	1,055,510
State, Development Finance Authority Revenue, 5.00%, 8/1/11, Callable 8/1/09 @ 100, MBIA	500,000	551,650
State, Development Finance Authority Revenue, 5.00%, 10/1/13, Callable 10/1/12 @ 100, AMBAC	500,000	553,715
State, Development Finance Authority Revenue, 5.50%, 5/1/14, Callable 5/1/07 @ 100	1,000,000	1,075,630
State, Development Finance Authority Revenue, 5.50%, 8/1/15, Callable 8/1/11 @ 100, MBIA	1,500,000	1,688,400
State, Development Finance Authority Revenue, 5.00%, 4/1/19, Callable 4/1/09 @ 100, AMBAC, OID	1,000,000	1,052,010
State, Development Finance Authority Revenue, 5.35%, 5/20/23, Callable 5/20/13 @ 105, GNMA	1,000,000	1,058,390

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

State, Development Finance Authority Revenue, Series A, 5.00%, 4/1/18, Callable 4/1/14 @ 101, FGIC	$500,000	$547,055
State, Development Finance Authority Revenue, Series A, 5.00%, 4/1/20, Callable 4/1/14 @ 101, FGIC	515,000	560,063
State, Development Finance Authority Revenue, Series J, 5.40%, 4/1/10, Callable 4/1/05 @ 100	500,000	506,790
State, Development Finance Authority Revenue, Water Pollution Control, 5.50%, 11/1/15	200,000	234,996
State, Development Finance Authority Revenue, Water Pollution Control, 5.00%, 11/1/19, Callable 11/1/11 @ 100	2,000,000	2,146,239
State, Development Finance Authority, Health Facilities Revenue, Series K, 5.75%, 11/15/12, Callable 11/15/11 @ 100, MBIA	1,000,000	1,135,940
State, Development Finance Authority, Health Facilities Revenue, Hays Medical Center, Inc., 5.50%, 11/15/17, Callable 11/15/07 @ 100, MBIA	500,000	539,445
State, Development Finance Authority, Health Facilities Revenue, Hays Medical Center, Inc., Series B, 5.38%, 11/15/10, Callable 11/15/07 @ 100, OID	500,000	538,545
State, Development Finance Authority, Health Facilities Revenue, St. Lukes, 5.38%, 11/15/16, Callable 11/15/06 @ 102, MBIA, OID	500,000	536,170
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 1.71%*, 11/24/04, MBIA	1,250,000	1,250,000
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.40%, 11/15/05, MBIA	475,000	492,328
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.75%, 11/15/10, Pre-refunded 11/15/06 @ 100, MBIA	500,000	537,795
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.80%, 11/15/16, Callable 11/15/06 @ 100, MBIA	1,000,000	1,063,790
State, Development Finance Authority, Lease Revenue, 1.74%*, 11/1/04, Callable 12/1/05 @ 100	570,000	570,000
State, Development Finance Authority, Public Water Supply Revenue, 4.15%, 4/1/06, OID	1,000,000	1,031,030
State, Development Finance Authority, Public Water Supply Revenue, Series B, 3.25%, 9/15/06	500,000	511,850

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

State, Development Finance Authority, Shalom Obligation Group, Series BB, 1.74%*, 11/1/04	$1,480,000	$1,480,000
State, Development Finance Authority, Water Pollution Control Revenue, 5.00%, 11/1/07	500,000	541,110
State, Development Finance Authority, Water Pollution Control Revenue, 5.25%, 11/1/10	650,000	733,064
State, Development Finance Authority, Water Pollution Control Revenue, 5.25%, 5/1/11, Callable 11/1/08 @ 100	1,000,000	1,097,140
State, Development Finance Authority, Water Pollution Control Revenue, 5.80%, 11/1/15, Callable 11/1/10 @ 100, OID	150,000	171,372
State, Development Finance Authority, Water Supply, 4.40%, 4/1/06, AMBAC	1,000,000	1,034,060
State, Independent College Finance Authority Educational Facilities Revenue, 6.00%, 10/1/21, Callable 10/1/06 @ 100	1,500,000	1,540,140
State, Turnpike Authority Revenue, 5.50%, 9/1/06, AMBAC	1,915,000	2,035,358
State, Turnpike Authority Revenue, Series B, 5.00%, 9/1/20, Callable 9/1/14 @ 101, FSA	500,000	541,410
Sumner County, School District #357, Belle Plaine, GO, 5.55%, 9/1/13, Callable 12/23/04 @ 100, AMBAC, OID	95,000	95,295
Topeka & Shawnee County, Public Library District, GO, 4.00%, 9/1/08, AMBAC	1,145,000	1,213,746
University of Kansas Hospital Authority, 6.00%, 9/1/16, Callable 9/1/12 @ 100	1,120,000	1,246,302
University of Kansas Hospital Authority, 5.50%, 9/1/11	300,000	324,027
University of Kansas Hospital Authority, 5.25%, 9/1/13, Callable 9/1/12 @ 100	450,000	480,038
University of Kansas Hospital Authority, 5.50%, 9/1/15, Callable 9/1/09 @ 100, AMBAC	1,645,000	1,818,630
Wamego, Pollution Control Revenue, 1.55%*, 11/23/04	400,000	400,000
Washburn University of Topeka, Revenue, 5.30%, 7/1/06, AMBAC	435,000	458,621
Washburn University of Topeka, Revenue, 5.35%, 7/1/07, AMBAC	460,000	499,353
Washburn University of Topeka, Revenue, 5.45%, 7/1/08, AMBAC	485,000	537,433
Wellington, Water & Sewer Revenue, 5.15%, 5/1/18, Callable 5/1/08 @ 100, AMBAC	1,000,000	1,057,880
Wichita, GO, Series 746, 5.30%, 9/1/12, Callable 12/23/04 @ 101, OID	750,000	761,100
Wichita, GO, Series 748, 4.70%, 9/1/12, Callable 12/23/04 @ 101, OID	315,000	319,347

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments, continued

October 31, 2004

	Principal Amount/Shares	Value
Municipal Bonds, continued

Wichita, Hospital Facilities Revenue, Series III, 5.00%, 11/15/13, Callable 11/15/11 @ 101, OID	$295,000	$315,916
Wichita, Hospital Facilities Revenue, Series III, 5.25%, 11/15/15, Callable 11/15/11 @ 101	335,000	356,939
Wichita, Hospital Facilities Revenue, Series III, 5.50%, 11/15/17, Callable 11/15/11 @ 101, OID	500,000	545,200
Wichita, Hospital Improvements Series XI, Revenue, 5.00%, 11/15/04	1,215,000	1,216,251
Wichita, Hospital Improvements Series XI, Revenue, 5.40%, 11/15/08, OID	2,085,000	2,261,223
Wichita, Hospital Improvements Series XI, Revenue, 6.75%, 11/15/19, Callable 11/15/09 @ 101	2,000,000	2,266,259
Wichita, Hospital Revenue, 6.75%, 11/15/14, Callable 11/15/09 @ 101	1,000,000	1,132,150
Wichita, Hospital Revenue, 6.25%, 11/15/19, Callable 11/15/11 @ 101	750,000	844,995
Wichita, Hospital Revenue, 6.38%, 11/15/19, Callable 11/15/09 @ 101, OID	600,000	655,338
Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable 12/1/05 @ 102	660,000	627,422
Wichita, Sales Tax Revenue, GO, 5.00%, 4/1/17, Callable 4/1/09 @ 101	200,000	215,412
Wichita, Water & Sewer Revenue, 4.75%, 10/1/08, Callable 12/23/04 @ 101, FGIC	405,000	413,205
Wichita, Water & Sewer Revenue, 4.88%, 10/1/09, Callable 12/17/04 @ 101, FGIC	900,000	920,691
Wichita, Water & Sewer Revenue, 4.70%, 10/1/12, Callable 10/1/05 @ 101, FGIC, OID	2,000,000	2,050,120
Wyandotte County, Government Utility System Revenue, 5.00%, 9/1/05, AMBAC	950,000	974,767
Wyandotte County, Government Utility System Revenue, 6.00%, 5/1/15, Callable 5/1/11 @ 100, MBIA	1,975,000	2,318,531
Wyandotte County, Government Utility System Revenue, 4.75%, 9/1/18, Callable 3/1/09 @ 101, MBIA, OID	2,000,000	2,076,520
Wyandotte County, School District #500, GO, 5.25%, 9/1/12, Callable 9/1/11 @ 100, FSA	1,805,000	2,013,929
Wyandotte County, School District #500, GO, 5.25%, 9/1/15, Callable 9/1/13 @ 102, FSA	1,000,000	1,140,410
Wyandotte County, University, GO, 4.30%, 9/1/05, AMBAC	1,500,000	1,530,510

		147,383,108

Total Municipal Bonds (Cost $140,841,387)		147,637,023

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2004

	Principal Amount/Shares	Value
Investment Companies (0.2%)
Federated Tax-Exempt Money Market Fund	255,808	$255,808

Total Investment Companies (Cost $255,808)		255,808

Total Investments (Cost $141,097,195) (a) - 99.6%		147,892,831
Other assets in excess of liabilities - 0.4%		491,901

NET ASSETS - 100.0%		$148,384,732

*	Variable rate security. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2004. Maturity date reflects rate change date.

(a)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$6,866,059
Unrealized depreciation	(70,423)

Net unrealized appreciation	$6,795,636

(b)	Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.

AMBAC - Insured by AMBAC Indemnity Corp.

COP - Certificate of Participation

FGIC - Insured by Financial Guaranty Insurance Corp.

FSA - Insured by Financial Security Assurance Inc.

GNMA - Government National Mortgage Assoc.

GO - General Obligation

MBIA - Insured by Municipal Bond Insurance Assoc.

OID - Original Issue Discount

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $141,097,195)		$147,892,831
Interest and dividends receivable		1,701,994
Prepaid expenses and other assets		5,115

Total Assets		149,599,940

Liabilities:
Dividends payable	$485,823
Payable for investments purchased	541,410
Accrued expenses and other payables:
Investment advisory fees	125,427
Administration fees	2,435
Service organization fees	10,656
Transfer Agent fees	6,000
Custodian fees	2,522
Other payables	40,935

Total Liabilities		1,215,208

Net Assets consist of:
Capital (a)		143,830,787
Undistributed net investment income		72,760
Accumulated net realized losses from investment transactions		(2,314,451)
Net unrealized appreciation from investments		6,795,636

Net Assets		$148,384,732

Institutional Class Shares:
Net Assets		$146,471,287

Outstanding Units of Beneficial Interest (Shares)		13,398,369

Net asset value, redemption price per share		$10.93

Class A Shares:
Net Assets		$1,913,445

Outstanding Units of Beneficial Interest (Shares)		175,148

Net asset value, redemption price per share		$10.92

Maximum Sales Charge - Class A Shares		4.00%

Maximum Offering Price (100%/(100%- Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$11.39

(a)	Amount for Kansas Tax-Exempt Bond Fund represents $13,574 of $.001 par value and $143,817,213 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Interest income		$6,711,786
Dividend income		24,626

Total Investment Income		6,736,412

Expenses:
Investment advisory fees	$459,887
Administration fees	306,594
12b-1 Distribution fees - Class A	11,893
Service organization - Institutional Class	379,276
Service organization - Class A	3,964
Accounting fees	59,150
Custodian fees	30,657
Transfer agent fees	39,456
Other fees	141,261

Total expenses before fee reductions		1,432,138
Expenses contractually reimbursed by the Investment Advisor		(130,145)
Expenses contractually reduced by the Distributor		(6,343)
Expenses voluntarily reduced by the Service Organization		(260,603)
Expenses contractually reduced by the Administrator		(109,723)

Net Expenses		925,324

Net Investment Income		5,811,088

Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions		(107,788)
Change in unrealized appreciation/depreciation from investments		(617,936)

Net realized/unrealized losses from investments		(725,724)

Change in Net Assets Resulting from Operations		$5,085,364

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$5,811,088	$5,718,594
Net realized losses from investment transactions	(107,788)	(122,950)
Change in unrealized appreciation/depreciation from investments	(617,936)	714,581

Change in net assets from operations	5,085,364	6,310,225

Distributions to Institutional Class Shareholders:
From net investment income	(5,859,723)	(5,683,613)
Distributions to Class A Shareholders:
From net investment income	(56,128)	(23,561)

Change in net assets from shareholder distributions	(5,915,851)	(5,707,174)

Capital Share Transactions:
Proceeds from shares issued	20,836,789	27,637,092
Dividends reinvested	1,012,255	975,890
Cost of shares redeemed	(29,079,832)	(23,848,860)

Change in net assets from capital share transactions	(7,230,788)	4,764,122

Change in net assets	(8,061,275)	5,367,173
Net Assets:
Beginning of period	156,446,007	151,078,834

End of period*	$148,384,732	$156,446,007

Share Transactions:
Issued	1,897,695	2,507,641
Reinvested	92,521	88,622
Redeemed	(2,659,506)	(2,164,091)

Change in Shares	(669,290)	432,172

*	Includes undistributed net investment income of $72,760 and $94,015, respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001	Year ended October 31, 2000
Net Asset Value, Beginning of Period	$10.98	$10.94	$10.86	$10.35	$10.12
Investment Activities
Net investment income	0.41	0.42	0.44	0.46	0.47
Net realized and unrealized gains (losses) from investments	$(0.04)	0.04	0.07	0.51	0.23

Total from Investment Activities	0.37	0.46	0.51	0.97	0.70

Distributions
Net investment income	(0.42)	(0.42)	(0.43)	(0.46)	(0.47)

Total Distributions	(0.42)	(0.42)	(0.43)	(0.46)	(0.47)

Change in net asset value	(0.05)	0.04	0.08	0.51	0.23

Net Asset Value, End of Period	$10.93	$10.98	$10.94	$10.86	$10.35

Total Return (excludes sales charge)	3.56%	4.24%	4.84%	9.58%	7.10%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$146,471	$155,198	$150,525	$142,848	$140,633
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.80%	3.81%	4.05%	4.34%	4.62%
Ratio of expenses to average net assets*	0.93%	0.94%	1.00%	1.15%	1.12%
Portfolio turnover rate	14.26%	12.07%	13.63%	9.62%	5.88%

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002(a)
Net Asset Value, Beginning of Period	$10.98	$10.93	$10.83
Investment Activities
Net investment income	0.38	0.38	0.09
Net realized and unrealized gains (losses) from investments	(0.05)	0.05	0.10

Total from Investment Activities	0.33	0.43	0.19

Distributions
Net investment income	(0.39)	(0.38)	(0.09)

Total Distributions	(0.39)	(0.38)	(0.09)

Change in net asset value	(0.06)	0.05	0.10

Net Asset Value, End of Period	$10.92	$10.98	$10.93

Total Return (excludes sales charge)	3.11%	3.98%	4.16	%(b)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$1,913	$1,248	$553
Ratio of expenses to average net assets	0.95%	0.95%	0.95	%(c)
Ratio of net investment income to average net assets	3.47%	3.45%	3.45	%(c)
Ratio of expenses to average net assets*	1.67%	1.69%	0.97	%(c)
Portfolio turnover rate	14.26%	12.07%	13.63	%(b)

*	During the period, certain fees were voluntarily and contractually reduced. If such voluntary and contractual fee reductions had not occurred, the ratios would have been as indicated.

(a)	Commencement of operations for Class A was 8/6/02.

(b)	Not annualized.

(c)	Annualized.

See notes to financial statements.

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American Independence Funds Trust

Notes to Financial Statements,

October 31, 2004

1. Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the American Independence Funds and the NestEgg Funds. The accompanying financial statements and financial highlights are those of the American Independence Funds, which include the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a “Fund”, collectively the “Funds”). The Trust is authorized to offer two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which offers Institutional and Class A). Currently, the Premium Class is not actively marketed.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the “Portfolio”), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of October 31, 2004 was approximately 4.78%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund’s financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment advisor (or the sub-advisor) in accordance with guidelines approved by the Trust’s Board of Trustees. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. The International Multi-Manager Stock Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

Securities Purchased on a When-issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements are fully collateralized and the values of the collateral, including accrued interest, are marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities, and costs and time delays in connection with the disposition of securities.

Investment Transactions and Related Income

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of prior day shareholder trades.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis. Expenses are allocated among the classes, with the exception of distribution fees which are class specific, based upon the proportion of prior day net assets adjusted for current day shareholder trades.

Distributions to Shareholders

Distributions from net investment income for the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carry forwards and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the “Advisor”) are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to sub-investment advisory agreements under which the sub-advisors are entitled to receive a fee from the Advisor. The individual sub-advisors are listed as follows:

AMR Investment Services, Inc. (“AMR”). – The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund.

Galliard Capital Management, Inc. – The UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

Investment Advisor Fees	Fee in Basis Points (“BPS”)	Reimbursement in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.03%	-0.14%	0.08%
UltraShort Bond Fund	0.40%	-0.10%	-0.21%	0.09%
Intermediate Bond Fund	0.40%	-0.10%	-0.11%	0.19%
Stock Fund	1.00%	-0.01%	-0.20%	0.79%
International Multi-Manager Stock Fund	0.40%	0.00%	-0.05%	0.35%
Kansas Tax-Exempt Bond Fund	0.30%	-0.08%	0.00%	0.22%

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services, Inc. (“BISYS Inc.”) are subsidiaries of The BISYS Group, Inc. Certain officers of the Funds are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Funds.

The Trust and BISYS (the “Administrator”) are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each of the Funds’ average daily net assets. The table below indicates this fee for each fund:

Administration Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.20%	-0.07%	0.13%
UltraShort Bond Fund	0.20%	-0.07%	0.13%
Intermediate Bond Fund	0.20%	-0.07%	0.13%
Stock Fund	0.20%	-0.07%	0.13%
International Multi-Manager Stock Fund	0.15%	-0.04%	0.11%
Kansas Tax-Exempt Bond Fund	0.20%	-0.07%	0.13%

The Trust and BISYS (the “Distributor”) are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of the average daily net assets of the Service shares of each Fund and the Premium shares of each Fund (Class A shares in the case of the Kansas Tax-Exempt Bond Fund). The Institutional shares of the Kansas Tax-Exempt Bond Fund are not subject to the distribution plan. The table below indicates the annual rates for each fund:

Distribution Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.25%	0.00%
UltraShort Bond Fund	0.25%	-0.25%	0.00%
Intermediate Bond Fund	0.25%	-0.25%	0.00%
Stock Fund	0.25%	-0.25%	0.00%
International Multi-Manager Stock Fund	0.25%	-0.25%	0.00%
Kansas Tax-Exempt Bond Fund – Class A	0.75%	-0.40%	0.35%

BISYS Inc. may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent agreement, BISYS Inc., receives an account maintenance fee of $15 per year for each account in existence at any time during the year, in addition to shareholder account fees, activity charges, service charges and various out of pocket charges. Under the terms of the Fund Accounting agreement, BISYS Inc., receives from each fund a minimum annual fee of $15,000, plus out of pocket charges.

Other financial organizations (“Service Organizations”), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

Organizations in amounts up to an annual rate of the average daily net assets of the Funds’ shares owned by shareholders with whom the Service Organizations have a servicing relationship. The table below indicates the annual rates for each fund:

Service Organization Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.05%	0.20%
UltraShort Bond Fund	0.25%	-0.05%	0.20%
Intermediate Bond Fund	0.25%	-0.05%	0.20%
Stock Fund	0.25%	-0.05%	0.20%
International Multi-Manager Stock Fund	0.25%	-0.04%	0.21%
Kansas Tax-Exempt Bond Fund - Institutional Class	0.25%	-0.17%	0.08%
Kansas Tax-Exempt Bond Fund – Class A	0.25%	-0.17%	0.08%

Fees are voluntarily reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.59%; UltraShort Bond Fund, 0.65%; Intermediate Bond Fund, 0.76%; Stock Fund, 1.29%; International Multi-Manager Stock Fund, 1.29%; and Kansas Tax-Exempt Bond Fund, 0.95% for Class A and 0.60% for Institutional Class.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which are Institutional and Class A). Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2004 were as follows:

	Purchases	Sales
UltraShort Bond Fund	$38,294,210	$44,296,038
Intermediate Bond Fund	42,813,379	44,574,851
Stock Fund	12,855,362	18,179,158
Kansas Tax-Exempt Bond Fund	21,401,683	28,531,954
International Multi-Manager Stock Fund (represents that of the International Equity Portfolio.)	801,874,000	530,109,000

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

6. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

	Money Market Fund		UltraShort Bond Fund		Intermediate Bond Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Capital Transactions:
Service Shares:
Proceeds from shares issued	$101,139,821	$90,669,789	$12,340,227	$25,181,601	$9,564,262	$13,377,183
Dividends reinvested	344	1,234	470,521	452,252	1,026,543	970,534
Cost of shares redeemed	(108,731,003)	(91,375,164)	(15,617,070)	(12,768,741)	(12,227,980)	(10,274,389)

Net increase (decrease) from capital transactions	$(7,590,838)	$(704,141)	$(2,806,322)	$12,865,112	$(1,637,175)	$4,073,328

Share Transactions:
Service Shares:
Issued	101,139,821	90,669,789	1,217,638	2,470,496	904,833	1,242,281
Reinvested	344	1,234	46,457	44,410	96,918	90,196
Redeemed	(108,731,003)	(91,375,164)	(1,542,671)	(1,253,912)	(1,162,001)	(955,532)

Net increase (decrease) from share transactions	(7,590,838)	(704,141)	(278,576)	1,260,994	(160,250)	376,945

	Stock Fund		International Multi-Manager Stock Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Capital Transactions:
Service Shares:
Proceeds from shares issued	$10,409,102	$12,333,686	$17,843,756	$15,563,139
Dividends reinvested	754,424	700,807	526,013	385,545
Cost of shares redeemed	(15,707,410)	(16,004,074)	(15,966,710)	(11,249,835)

Net increase (decrease) from capital transactions	$(4,543,884)	$(2,969,581)	$2,403,059	$4,698,849

Share Transactions:
Service Shares:
Issued	853,133	1,261,009	1,527,592	1,776,112
Reinvested	65,262	76,591	47,618	47,716
Redeemed	(1,304,135)	(1,644,180)	(1,354,943)	(1,275,555)

Net increase (decrease) from share transactions	(385,740)	(306,580)	220,267	548,273

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

Capital Share Transactions, continued:

	Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003
Capital Transactions:
Institutional Shares:
Proceeds from shares issued	$19,677,478	$26,896,941
Dividends reinvested	969,672	962,511
Cost of shares redeemed	(28,554,684)	(23,787,268)

Institutional Share Transactions	$(7,907,534)	$4,072,184

Class A Shares:
Proceeds from shares issued	$1,159,311	$740,151
Dividends reinvested	42,583	13,379
Cost of shares redeemed	(525,148)	(61,592)

Class A Share Transactions	$676,746	$691,938

Net increase (decrease) from capital transactions	$(7,230,788)	$4,764,122

Share Transactions:
Institutional Shares:
Issued	1,792,708	2,440,219
Reinvested	88,614	87,406
Redeemed	(2,612,060)	(2,158,529)

Change in Institutional Shares	(730,738)	369,096

Class A Shares:
Issued	104,987	67,422
Reinvested	3,907	1,216
Redeemed	(47,446)	(5,562)

Change in Class A Shares	61,448	63,076

Net increase (decrease) from share transactions	(669,290)	432,172

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

7. Concentration of Credit Risk:

The Money Market Fund’s policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund’s exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers’ ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2004, the Fund had the following concentrations by industry sector (as a percentage of total investments):

General Obligation	32%
Hospitals	13%
Housing	2%
Industrial Development	3%
Miscellaneous	15%
Money Market Instruments	7%
Refunded Bonds	16%
Transportation	2%
Utilities	10%

Total	100%

8. Federal Income Tax Information:

At October 31, 2004, the following Funds had a net capital loss carry forward which is available to offset future net capital gains, if any:

	Amount	Expires
Stock Fund	$3,894,707	2008
Stock Fund	3,562,180	2010
Stock Fund	166,929	2011
International Multi-Manager Stock Fund	527,680	2010
International Multi-Manager Stock Fund	1,113,784	2011
Kansas Tax-Exempt Bond Fund*	617,546	2008
Kansas Tax-Exempt Bond Fund*	1,379,613	2009
Kansas Tax-Exempt Bond Fund*	2,495	2011
Kansas Tax-Exempt Bond Fund*	122,004	2012

*	Information is as of the Fund’s tax year ended August 31, 2004.

It is the Trust’s Board of Trustees intent not to distribute any realized gains until the capital loss carry forwards have been offset or expire.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2004 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Dividends	Tax Return of Capital	Total Dividends Paid
Money Market Fund	$430,792	$—	$430,792	$—	$—	$430,792
UltraShort Bond Fund	1,103,253	112,302	1,215,555	—	—	1,215,555
Intermediate Bond Fund	2,188,872	259,583	2,448,455	—	—	2,448,455
Stock Fund	1,375,792	—	1,375,792	—	—	1,375,792
International Multi-Manager Stock Fund	1,082,089	—	1,082,089	—	—	1,082,089
Kansas Tax-Exempt Bond Fund*	84,978	—	84,978	5,812,218	—	5,897,196

*	Information is as of the Fund’s tax year ended August 31, 2004.

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2003 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Dividends	Tax Return of Capital	Total Dividends Paid
Money Market Fund	$613,687	$—	$613,687	$—	$—	$613,687
UltraShort Bond Fund	1,312,819	—	1,312,819	—	—	1,312,819
Intermediate Bond Fund	2,136,778	144,183	2,280,961	—	—	2,280,961
Stock Fund	1,249,994	—	1,249,994	—	—	1,249,994
International Multi-Manager Stock Fund	819,517	—	819,517	—	—	819,517
Kansas Tax-Exempt Bond Fund*	6	—	6	5,706,476	—	5,706,482

*	Information is as of the Fund’s tax year ended August 31, 2003.

As of October 31, 2004 the components of accumulated earnings on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation***	Total Accumulated Earnings/(Deficit)
Money Market Fund	$—	$76,765	$—	$76,765	$(65,693)	$—	$—	$11,072
UltraShort Bond Fund	—	113,368	62,645	176,013	(100,313)	—	54,784	130,484
Intermediate Bond Fund	—	202,889	249,787	452,676	(152,814)	—	1,497,531	1,797,393
Stock Fund	—	858,114	—	858,114	—	(7,623,816)	19,557,795	12,792,093
International Multi-Manager Stock Fund	—	1,677,613	—	1,677,613	—	(1,641,464)	11,124,370	11,160,519
Kansas Tax-Exempt Bond Fund*	585,628	—	—	585,628	(495,215)	(2,260,936)	6,726,580	4,556,057

*	Information is as of the Fund’s tax year ended August 31, 2004.

**	See note above regarding the capital loss carry forwards.

***	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

9. Other Federal Income Tax Information (unaudited) :

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending October 31, 2005:

Post-October Losses
Kansas Tax-Exempt Bond Fund	$139,278

For the fiscal year ended October 31, 2004, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporate shareholders.

During the taxable year ended August 31, 2004, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $5,812,218.

For the fiscal year ended October 31, 2004, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2004 Form 1099-Div.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2004

Other Information:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-266-8787; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

KPMG LLP	Telephone	614 249 2300
Suite 500	Fax	614 249 2348
191 West Nationwide Boulevard	Internet	www.us.kpmg.com
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust – Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two -year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers, in addition to other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio

December 28, 2004

KPMG LLP, a U.S. limited liability partnership, is the U.S.

member firm of KPMG International, a Swiss cooperative.

American Independence Funds Trust

Shareholder Voting Information (Unaudited)

October 31, 2004

A Special Meeting of shareholders of the American Independence Funds Trust (the “Funds”) was held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, on August 9, 2004, to approve the following proposals:

Proposal 1: To approve the election of the Board of Trustees of the AMR Trust:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

Proposal 2(a): To approve a change to the fundamental investment limitation on investments in commodities with respect to the Fund and the Portfolio:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

Proposal 2(b): To approve a change to the fundamental investment limitation on lending securities with respect to the Fund and the Portfolio:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

American Independence Funds Trust

Shareholder Voting Information (Unaudited), Continued

October 31, 2004

Proposal 2(c): To approve deleting the fundamental investment limitation on affiliated transactions with respect to the Fund and the Portfolio:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

Proposal 2(d): To approve a change to the fundamental investment limitation on the issuance of senior securities with respect to the Fund and the Portfolio:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

Proposal 2(e): To approve a change to the fundamental investment limitation on borrowing with respect to the Fund and the Portfolio:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

Proposal 3: To approve a Conversion Agreement and a related new Declaration of Trust for the AMR Trust:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	6,186,516	98%	100%
AGAINST:	0	0%	0%
ABSTAIN:	0	0%	0%
TOTAL:	6,186,516	98%	100%

American Independence Funds Trust

Shareholder Voting Information (Unaudited), Continued

October 31, 2004

Money Market Fund

Proposal 4: To approve a change to the Fund’s fundamental investment limitation on concentration of investments in any one industry:

A majority of the outstanding voting shares of the Funds approved the Proposal by the following votes:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
FOR:	47,886,137	72.8%	100%
AGAINST:	5,033	0%	0%
ABSTAIN:	21,267	0.2%	0%
TOTAL:	47,912,437	73%	100%

American Independence Funds Trust

Information about Trustees and Officers (Unaudited)

October 31, 2004

Name, Date of Birth (Age) and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Phillip J. Owings (Age: 59) 14320 Shannon Circle Wichita, Kansas 67230	Trustee since 8/29/00	Consultant. Formerly, President and Division Manager, SunGard Wealth Management Services, LLC, (2001-2003); formerly, Executive Vice President of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 49) 105 North Main Street Wichita, Kansas 67202	Trustee since 8/29/00	Director, INTRUST Financial Services, Inc.; President and Chief Operating Officer of INTRUST Bank N.A.

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Terry L. Carter (Age: 56) 4705 S. 129th East Avenue Tulsa, OK 74134	Trustee since 11/25/96	Senior Vice President of QuikTrip Corporation .

Thomas F. Kice (Age: 55) 1150 Woodridge Drive Wichita, Kansas 67206	Trustee since 11/25/96	President of Kice Industries, Inc.

George Mileusnic (Age:50) 3900 Lakebreeze Avenue North Minneapolis, MN 55429	Trustee since 11/25/96	Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial Officer of Dean & Deluca (2000-2001). Executive Vice President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 50) 300 West 14th Street, Apt. 503 New York, NY 10014	Trustee since 11/25/96	Consultant. Formerly, Chairman of the Board of Trustees. President and Chief Executive Officer, Mercantile Capital Advisors, Inc.(2002-2004). Formerly, President and Chief Executive Officer, PLUSFunds.com (2000-2002). Formerly, President and CEO of ING Mutual Fund Management Co. LLC (1998-2000). Formerly, Director of Furman Selz LLC (1994-1998).

Peter Ochs (Age: 51) 319 South Oak Street Wichita, Kansas 67213	Trustee since 9/24/01	Manager of Ochs & Associates, Inc.

American Independence Funds Trust

Information about Trustees and Officers (Unaudited), continued

October 31, 2004

EXECUTIVE OFFICERS	Term
Lifetime of Trust until removal, resignation or retirement*

David Bunstine (Age: 41)	President since 8/20/04	Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client Services Manager, BISYS Fund Services Ohio, Inc. (1996-1998).

Trent Statczar (Age: 33)	Treasurer since 4/29/02	Vice President, BISYS Fund Services, Inc. since 2003; Director of Financial Services of BISYS Fund Services (2000 – 2003). Employed by BISYS (1993-present).

Curtis Barnes (Age: 51)	Secretary since 12/6/02	Vice President, BISYS Fund Services, Inc., 1995-present.

Alicia Guagliardo	Chief Compliance Officer since 8/20/04	Chief Compliance Officer, INTRUST Financial Services, Inc.; Employed by INTRUST since June 1999.

Thomas S. Gangel (Age: 49)	Vice President since 8/22/02	President, INTRUST Financial Services, Inc.

The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not “interested persons” of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust’s financial officers and independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee’s primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

Fellow Shareholders,

Enclosed please find the Annual Report for the American AAdvantage Funds for the fiscal year ended October 31, 2004. During this time, the Dow Jones Industrial Average posted gains of 4.45%, the S&P 500 Index increased by 9.42%, while the MSCI EAFE Index returned 18.84%. As of October 31, 2004 the 10-Year Treasury interest rate was 4.03%, contributing to a 5.53% total return for the bond market, as defined by the Lehman Brothers Aggregate Index. Additionally, the Federal Reserve raised the Fed Funds Rate to 2.0% from its 40-year low of 1% and is expected to continue increasing rates for the near term.

Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American AAdvantage Funds family or access your account information, please visit our web site at www.aafunds.com. Thank you for your continued confidence in the American AAdvantage Funds.

Sincerely,

William F. Quinn
President, American AAdvantage Funds

International Equity Market Overview

Despite concerns about the outlook for corporate earnings growth and the rise in oil prices and interest rates, the global economy continued to grow rapidly during the fiscal year ended October 31, 2004.

Continued economic strength reflected strong consumer and business confidence in China, the U.S., Japan and Europe. Although the 12-nation euro zone lagged other regions in the current recovery, the European Central Bank forecasted a growth rate between 1.6% and 2.2% for 2004. This compares to GDP growth of only 0.5% in 2003. In Japan, the economy has been emerging from a decade-long deflationary period. During the fiscal year, Japan’s consumer and business confidence reached their highest levels since 1991. However, second quarter 2004 GDP growth was only 1.3% annualized, significantly below the 7.0% annualized average of the preceding two quarters. Japan continues to struggle with falling prices in the absence of a stronger response by its central bank. Despite relatively higher growth rates in the U.S., the dollar continued to depreciate and reached an all time low vs. the euro, and an 11-year low vs. the pound sterling. The dollar’s decline bolstered U.S. corporate profits and aided the Fed’s deflation battle. By making imports more expensive, the weak dollar should ameliorate the current U.S. account deficit (which by year end reached approximately 6% of GDP).

By late spring, despite preemptive actions by its authorities to engineer a soft landing, markets feared a potentially sharp downturn in the Chinese credit cycle. Chinese imports have become an important source of external demand in the global economy. A slowdown in the Chinese economy implies a potentially significant amount of collateral damage to several of its trading partners. Euro zone economies continued to show few signs of vitality. The rise in the euro vs. the U.S. dollar since its low in July 2001 has depressed revenue growth of many European multinational companies. However, the seemingly insatiable Chinese demand for industrial equipment, especially German capital goods, has soothed some of the pain from the euro’s appreciation. In recognition of this precarious regional economic recovery, the European Central Bank pursued a course of neutral monetary policy. The Japanese trade surplus reached new highs as Japanese firms continued to benefit from the Asian trade boom. Nonetheless, excess capacity shows no sign of abating and private credit demand remains dormant in Japan.

On June 30th, the U.S. Federal Reserve Bank raised interest rates for the first time in four years to 1.25%. The Fed appeared ready to continue tightening until real short-term interest rates reach 0% (roughly 2% nominal). The Fed raised rates by a quarter point at each subsequent FOMC meeting, reaching 1.75% by the end of the fiscal year. Overnight lending rates remained 0% in Japan, while the European Central Bank made no adjustment with interest rates unchanged at a six-decade low of 2%. Central banks in the UK and Australia already reached an end to their tightening cycle and have achieved the desired effect of cooling their respective economies without creating havoc in the property sector. Consumer spending remained buoyant in the U.S. and some parts of Europe such as the UK and France, but did not revive in Germany. Industrial production and business confidence are improving in all euro regions excluding Germany. In an effort to keep their currencies from appreciating, Asian central banks (particularly the Bank of Japan) have acted to support domestic growth by intervening in the currency markets. Meanwhile, China’s economy continued to grow, with no obvious signs of cooling, benefiting from the indomitable U.S. consumption. U.S. unemployment continued to accommodate a gradual recovery by remaining low. American housing, meanwhile, posted strong results from both existing and new home sales.

Oil prices soared to a new high in October, touching $55 per barrel (West Texas Intermediate), an 85% increase over the past year. The Canadian dollar has benefited more from high energy and natural resource prices than any other currency. This boom has encouraged the Bank of Canada to raise interest rates twice in recent months to 2.5%. Soaring energy costs add a sizable cost burden to manufacturing and transportation throughout oil importing nations. The European Central Bank has continued to hold interest rates steady at 2.0% (a six decade low) as a result of both escalating energy costs and rising unemployment impacting the euro region’s sluggish recovery. China’s GDP growth slowed modestly from 9.6% annualized to 9.1%; meanwhile consumer prices rose 5.2%. In late October, in an effort to cool its economy, the Chinese central bank jolted global markets by announcing a surprise 27 basis point interest rate hike - its first in nine years. It is possible that this is the beginning of a fundamental change in China, and the start of a shift towards a more market-based approach to monetary and economic policy. Rising global interest rates along with high input prices (both energy and raw materials) indicate that global growth is likely to moderate in the next 12 months.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO

Top 10 Holdings

As of October 31, 2004

% of Net Assets
Sanofi-Synthelabo	2.1%
Vodafone Group plc	2.1%
GlaxoSmithKline plc	2.1%
Total S.A.	1.7%
Royal Bank of Scotland Group plc	1.6%
Koninklijke (Royal) Philips Electronics N.V.	1.6%
Diageo plc	1.4%
Telefonica S.A.	1.3%
Royal Dutch Petroleum Company	1.3%
Unilever plc	1.2%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO

Regional Allocation

As of October 31, 2004

Regional Allocation*	% of Equities
Europe	77.9%
Pacific Rim	19.4%
North America	2.5%
Central America	0.2%

*	Allocations based upon gross investments in Portfolio

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

	Shares	Value
STOCKS - 91.38%
AUSTRALIA - 1.36%
AUSTRALIA PREFERRED STOCK - 0.30%
AMP Limited +	555,210	$2,648,000
The News Corporation +	379,160	2,981,000

TOTAL AUSTRALIA PREFERRED STOCK		5,629,000

AUSTRALIA COMMON STOCK - 1.06%
Alumina Limited +	926,340	3,815,000
Commonwealth Bank of Australia +	204,190	4,908,000
National Australia Bank +	308,420	6,529,000
WMC Resources Limited +	926,350	4,682,000

TOTAL AUSTRALIA COMMON STOCK		19,934,000

TOTAL AUSTRALIA		25,563,000

CANADA COMMON STOCK - 2.25%
Alcan, Incorporated ^	176,341	8,159,000
BCE, Incorporated ^	299,790	6,964,000
Celestica, Incorporated +^	741,600	10,772,000
Husky Energy, Incorporated +^	206,270	5,420,000
Manulife Financial Corporation ^	234,865	10,969,000

TOTAL CANADA COMMON STOCK		42,284,000

DENMARK COMMON STOCK - 0.10%
Vestas Wind Systems +^	147,226	1,832,000

TOTAL DENMARK COMMON STOCK		1,832,000

FINLAND COMMON STOCK - 1.50%
KCI Konecranes Oyj	105,880	4,231,000
M-real Oyj ^	432,830	2,686,000
Nokia Oyj	178,900	2,768,000
Stora Enso Oyj	739,600	10,591,000
UPM-Kymmene Oyj	401,810	7,970,000

TOTAL FINLAND COMMON STOCK		28,246,000

FRANCE COMMON STOCK - 9.24%
Accor S.A. ^	82,880	3,451,000
AXA +^	914,015	19,732,000
BNP Paribas S.A. +^	131,268	8,962,000
Carrefour S.A.^	192,190	8,443,000
Compagnie Generale des Etablissements Michelin ^	97,210	5,306,000
Crédit Agricole S.A. +	407,354	11,974,000
France Telecom S.A. +	430,660	12,367,000
Lagardere S.C.A. ^	84,200	5,441,000
Sanofi-Synthelabo ^	546,127	40,046,000
Schneider Electric S.A.	36,300	2,411,000
Societe BIC S.A. +^	54,527	2,536,000
Suez S.A. +^	244,630	5,735,000
Thomson S.A. ^	109,900	2,495,000
Total S.A. ^	151,459	31,593,000
Vinci S.A. ^	112,520	13,442,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

TOTAL FRANCE COMMON STOCK		173,934,000

GREECE COMMON STOCK - 0.10%
Hellenic Telecommunications Organization SA	116,500	1,810,000

TOTAL GREECE COMMON STOCK		1,810,000

GERMANY - 7.72%
GERMANY PREFERRED STOCK - 2.51%
Depfa Bank plc +	541,037	8,308,000
Deutsche Telekom + ^	733,000	14,089,000
Deutsche Postbank AG +	39,400	1,572,000
Fresenius Medical Care AG	118,569	6,490,000
Heidelberger Druck +^	235,032	6,770,000
Karstadt Quelle AG ^	159,800	1,818,000
Schering AG ^	128,800	8,306,000

TOTAL GERMANY PREFERRED STOCK		47,353,000

GERMANY COMMON STOCK - 5.21%
BASF AG +	254,420	15,921,000
Bayer AG ^	157,500	4,476,000
Celesio AG ^	135,245	9,836,000
Deutsche Post AG	507,760	9,955,000
E.ON AG +^	270,060	22,042,000
Merck KGaA	88,460	4,944,000
Muenchener Rueckversicherung-Gesellschaft AG +^	22,397	2,198,000
Porsche AG +	4,500	2,873,000
Siemens AG ^	118,800	8,871,000
Volkswagen AG ^	382,880	17,061,000

TOTAL GERMANY COMMON STOCK		98,177,000

TOTAL GERMANY		145,530,000

HONG KONG COMMON STOCK - 1.18%
Cheung Kong Holdings Limited +	584,000	4,839,000
Henderson Land Development Company Limited +^	1,990,000	9,255,000
Hutchison Whampoa Limited +	195,000	1,503,000
Swire Pacific Limited +	937,500	6,655,000

TOTAL HONG KONG COMMON STOCK		22,252,000

IRELAND COMMON STOCK - 2.31%
Allied Irish Banks plc	969,535	16,966,000
Bank of Ireland	932,700	12,831,000
CRH plc	573,695	13,754,000

TOTAL IRELAND COMMON STOCK		43,551,000

ITALY COMMON STOCK - 2.70%
Enel S.p.A. +^	985,860	8,945,000
Eni S.p.A. +^	901,857	20,543,000
Finmeccanica S.p.A.	4,065,700	3,241,000
Riunione Adriatica di Sicurta S.p.A. ^	211,223	4,476,000
SanPaolo IMI S.p.A.	199,600	2,539,000
Telecom Italia S.p.A. +^	1,363,949	4,556,000
T.E.R.N.A. +^	1,283,500	3,137,000
UniCredito Italiano S.p.A.	615,800	3,318,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

TOTAL ITALY COMMON STOCK		50,755,000

JAPAN COMMON STOCK - 12.35%
Aiful Corporation +	25,500	2,549,000
Acom Company Limited +	165,680	10,411,000
Alps Electric Company Limited +	178,000	2,148,000
Canon, Incorporated +	267,800	13,235,000
Credit Saison Company Limited +	87,000	2,787,000
DENSO Corporation +	105,500	2,532,000
East Japan Railway Company +	1,724	9,074,000
FANUC Limited +	140,000	8,467,000
Hitachi Limited +	574,000	3,618,000
Honda Motor Company Limited +	296,800	14,360,000
Kao Corporation +	66,000	1,525,000
Komatsu Limited +	764,000	5,119,000
Konica Corporation +	645,340	8,623,000
Kuraray Company Limited +	184,000	1,440,000
Minebea Company Limited +	685,000	2,913,000
Mitsubishi Estate Company Limited +	698,000	7,381,000
Murata Manufacturing Company Limited +	45,700	2,181,000
NEC Corporation +^	409,000	2,273,000
NEC Electronics Corporation +^	78,900	3,862,000
Nintendo Company Limited +	44,700	5,052,000
Nippon Express Company +	518,000	2,501,000
Nippon Telegraph & Telephone Corporation +	1,224	5,205,000
Nissan Motor Company Limited +^	1,025,300	11,578,000
Nomura Holdings, Incorporated +	1,007,000	12,370,000
NTT DoCoMo, Incorporated +	3,675	6,494,000
Promise Company Limited +	172,600	10,993,000
Sekisui House Limited +	222,000	2,295,000
Seiko Epson Corporation +^	121,400	5,025,000
Shin-Etsu Chemical Company Limited +	297,200	11,318,000
Shiseido Company Limited +	108,000	1,411,000
Sompo Japan Insurance, Incorporated +	529,000	4,619,000
Sony Corporation +^	146,500	5,108,000
Sumitomo Chemical Company Limited +	697,000	3,385,000
Sumitomo Trust and Banking Company Limited +	848,000	4,952,000
Takeda Chemical Industries Limited +	231,600	11,205,000
Takefuji Corporation +^	166,970	10,571,000
Tokyo Gas Company Limited +^	2,364,000	8,824,000
Yamanouchi Pharm +^	139,700	5,135,000

TOTAL JAPAN COMMON STOCK		232,539,000

MEXICO COMMON STOCK - 0.20%
Telefonos de Mexico S.A. de C.V., ADR	111,700	3,825,000

TOTAL MEXICO COMMON STOCK		3,825,000

NETHERLANDS COMMON STOCK - 6.42%
ABN AMRO Holding N.V.	358,336	8,598,000
CNH Global N.V. +	50,780	866,000
Fortis Bank N.V. +	116,100	2,964,000
Heineken N.V. +^	162,615	5,128,000
IHC Caland N.V.	64,180	3,687,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

ING Groep N.V. +	822,724	21,846,000
Koninklijke (Royal) Philips Electronics N.V.	1,248,608	29,640,000
Royal Dutch Petroleum Company +^	440,090	23,986,000
TPG N.V. +	468,331	11,351,000
Unilever N.V. ^	48,830	2,849,000
Vedior N.V.	521,236	7,684,000
Wolters Kluwer N.V.	125,100	2,288,000

TOTAL NETHERLANDS COMMON STOCK		120,887,000

NEW ZEALAND COMMON STOCK - 0.67%
Carter Holt Harvey Limited +	1,750,417	2,576,000
Telecom Corporation of New Zealand Limited +	2,537,881	10,025,000

TOTAL NEW ZEALAND COMMON STOCK		12,601,000

NORWAY COMMON STOCK - 1.29%
DnB NOR ASA ^	382,600	3,249,000
Norsk Hydro ASA ^	55,150	4,068,000
Statoil ASA +^	441,900	6,411,000
Telenor ASA ^	1,321,510	10,547,000

TOTAL NORWAY COMMON STOCK		24,275,000

PORTUGAL COMMON STOCK - 1.00%
Portugal Telecom, SGPS, S.A. ^	1,665,443	18,819,000

TOTAL PORTUGAL COMMON STOCK		18,819,000

SINGAPORE COMMON STOCK - 1.59%
Creative Technology Limited +	659,320	7,454,000
Development Bank of Singapore Group Holdings Limited +	860,795	8,075,000
Oversea-Chinese Banking Corporation Limited +	1,085,650	9,009,000
United Overseas Bank Limited +	659,000	5,350,000

TOTAL SINGAPORE COMMON STOCK		29,888,000

SOUTH KOREA COMMON STOCK - 0.58%
Kookmin Bank, ADR, +^	140,510	4,725,000
Korea Electric Power Corporation +	86,860	1,796,000
LG Electronics, Incorporated +	76,760	4,333,000

TOTAL SOUTH KOREA COMMON STOCK		10,854,000

SPAIN COMMON STOCK - 4.38%
Altadis S.A. ^	472,842	17,409,000
Amadeus Global Travel Distribution ^	1,460,356	12,016,000
Banco Popular Espanol S.A. ^	99,140	5,643,000
Enagas S.A. +^	749,993	9,502,000
Endesa S.A. +	112,500	2,291,000
Iberdrola S.A. ^	236,477	5,193,000
Repsol YPF S.A. +^	267,740	5,821,000
Telefonica S.A. +	1,481,192	24,528,000

TOTAL SPAIN COMMON STOCK		82,403,000

SWEDEN COMMON STOCK - 2.25%
Atlas Copco AB	154,260	6,401,000
Autoliv, Incorporated +^	147,500	6,277,000
Electrolux AB	212,450	3,950,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

ForeningsSparbanken AB	136,170	2,869,000
Nordea AB +	604,280	5,251,000
Securitas AB	293,980	4,032,000
Stora Enso Oyj, Series A	66,662	957,000
Stora Enso Oyj, Series R	209,182	3,002,000
TDC A/S +	109,240	4,054,000
Volvo AB	148,990	5,656,000

TOTAL SWEDEN COMMON STOCK		42,449,000

SWITZERLAND COMMON STOCK - 5.74%
Adecco SA +	135,420	6,539,000
Compagnie Financiere Richemont AG +	191,300	5,440,000
Clariant AG +	172,100	2,335,000
Credit Suisse Group +	565,978	19,413,000
Geberit AG	7,542	4,927,000
Lonza Group AG +	111,740	5,475,000
Nestle SA +	35,500	8,422,000
Novartis AG +	253,272	12,113,000
SIG Holding AG +	30,538	5,730,000
Swiss Reinsurance +	268,320	16,519,000
Syngenta AG +	70,009	6,697,000
UBS AG +	64,080	4,632,000
Zurich Financial Services AG +	68,889	9,838,000

TOTAL SWITZERLAND COMMON STOCK		108,080,000

UNITED KINGDOM COMMON STOCK - 26.45%
Abbey National plc	583,044	6,772,000
Alliance Unichem plc	385,550	4,722,000
AMVESCAP plc	353,530	1,917,000
Arriva plc	277,374	2,291,000
Aviva plc	920,993	9,224,000
BAA plc	805,468	8,489,000
BAE Systems plc +	4,933,847	21,603,000
Barclays plc	1,434,500	14,025,000
BHP Billiton plc	863,049	8,779,000
BOC Group	487,200	7,852,000
BP plc	1,680,430	16,290,000
Brambles Industries plc	700,641	3,386,000
British American Tobacco Industries plc	700,293	10,553,000
British Sky Broadcasting Group plc	281,160	2,627,000
BT Group plc +	2,452,479	8,372,000
Cadbury Schweppes plc	2,070,435	17,217,000
Compass Group plc	980,870	4,056,000
Diageo plc	2,012,665	26,946,000
Emap plc	226,000	3,265,000
FirstGroup plc	1,095,787	5,790,000
GKN plc	648,200	2,546,000
GlaxoSmithKline plc +	1,840,803	38,802,000
Hanson plc	922,955	6,819,000
HSBC Holdings plc	1,319,365	21,325,000
Imperial Tobacco Group plc	337,840	7,897,000
Kesa Electricals plc	507,200	2,535,000
Kidde plc	1,846,650	5,701,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2004

Kingfisher plc	1,672,439	9,290,000
Lloyds TSB Group plc	1,543,392	12,225,000
Marks and Spencer Group plc +	396,100	2,613,000
National Grid Transco plc	529,870	4,611,000
Pearson plc	398,540	4,380,000
Prudential plc	1,154,100	8,494,000
Prudential plc, Rights +	192,350	325,000
Reed Elsevier plc +	962,560	8,606,000
Rentokil Initial plc	3,256,460	9,276,000
Reuters Group plc +	1,384,576	9,434,000
Rio Tinto plc	192,400	5,035,000
Rolls-Royce plc	1,062,190	5,061,000
Rolls-Royce Group plc, B Shares +	33,777,642	62,000
Royal Bank of Scotland Group plc	1,008,658	29,751,000
J. Sainsbury plc +	544,500	2,579,000
Shell Transport & Trading Company plc	2,909,101	22,922,000
Shire Pharmaceuticals Group plc	355,980	3,394,000
Smiths Group plc ^	550,570	7,543,000
Standard Chartered plc	173,680	3,107,000
TI Automotive *	681,500	—
Unilever plc	2,773,934	23,399,000
Vodafone Group plc	15,507,967	39,757,000
Wolseley plc	497,583	8,605,000
WPP Group plc	296,000	2,973,000
Yell Group plc	724,190	4,871,000

TOTAL UNITED KINGDOM COMMON STOCK		498,114,000

TOTAL STOCKS		1,720,491,000

SHORT TERM INVESTMENTS - 26.90%
American AAdvantage Money Market Select Fund (Notes A and B)	258,586,572	258,587,000
AMR Investments Enhanced Cash Business Trust (Notes A and B)	248,093,891	248,094,000

TOTAL SHORT TERM INVESTMENTS		506,681,000

TOTAL INVESTMENTS - 118.28% (Cost $1,911,193)		2,227,172,000

LIABILITIES, NET OF OTHER ASSETS - (18.28%)		(344,171,000)

TOTAL NET ASSETS - 100%		$1,883,001,000

(A)	The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(B)	All or a portion of this security is purchased with cash collateral for securities loaned.

^-	All or a portion of the security is on loan at October 31, 2004. See Note 5.

+-	non-income producing security.

*-	Valued at fair value pursuant to procedures approved by the Board of Trustees.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

International Equity Industry Diversification

October 31, 2004

Percent of Net Assets
Consumer Discretionary	10.63%
Consumer Staples	7.10%
Energy	7.28%
Financials	23.39%
Health Care	7.70%
Industrials	12.19%
Information Technology	2.83%
Materials	7.31%
Short-Term Investments	26.92%
Telecommunication Services	9.10%
Utilities	3.83%
Liabilities, Net of Other Assets	-18.28%

Net Assets	100.00%

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Assets and Liabilities

October 31, 2004

ASSETS:
Investments in unaffiliated securities, at value (a) (c)	$1,720,491,000
Investments in affiliated securities, at value (b)	506,681,000
Deposit with broker for futures contracts	13,764,000
Cash denominated in foreign currency (cost $454,000)	464,000
Unrealized appreciation on foreign currency contracts	4,206,000
Dividends and interest receivable	2,430,000
Reclaims receivable	136,000
Receivable for investments sold	13,539,000

Total assets	2,261,711,000

LIABILITIES:
Payable for investments purchased	534,000
Payable upon return of securities loaned	375,950,000
Payable for variation margin on open futures contracts	249,000
Management and investment advisory fees payable	1,530,000
Other liabilities	447,000

Total liabilities	378,710,000

Net assets applicable to investors’ beneficial interests	$1,883,001,000

(a) Cost of unaffiliated securities	$1,404,512,000
(b) Cost of affiliated securities	$506,681,000
(c) Market value of securities on loan	$357,879,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Operations

Year ended October 31, 2004

INVESTMENT INCOME:
Interest income	$175,000
Dividend income from unaffiliated securities (net of foreign taxes of $5,861,000)	34,987,000
Dividend income from affiliated securities	1,206,000
Income derived from commission recapture	451,000
Income derived from securities lending, net	1,621,000

Total investment income	38,440,000

EXPENSES:
Management and investment advisory fees	5,341,000
Custodian fees	1,751,000
Professional fees	91,000
Other expenses	19,000

Total expenses	7,202,000

Net investment income	31,238,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	39,925,000
Foreign currency transactions	67,072,000
Futures contracts	10,760,000
Change in net unrealized appreciation or depreciation of:
Investments	114,562,000
Foreign currency contracts and translations	(669,000)
Futures contracts	48,245,000

Net gain on investments	279,895,000

Net increase in net assets resulting from operations	$311,133,000

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Changes in Net Assets

	Year Ended October 31,
	2004	2003
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment income	$31,238,000	$23,975,000
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	117,757,000	(15,701,000)
Change in net unrealized appreciation or depreciation of investments, futures contracts and foreign currency translations	162,138,000	306,719,000

Net increase in net assets resulting from operations	311,133,000	314,993,000

TRANSACTIONS IN INVESTORS’ BENEFICIAL INTERESTS:
Contributions	676,161,000	571,390,000
Withdrawals	(387,228,000)	(552,053,000)

Net increase in net assets resulting from transactions in investors’ beneficial interests	288,933,000	19,337,000

Net increase in net assets	600,066,000	334,330,000

NET ASSETS:
Beginning of period	1,282,935,000	948,605,000

End of period	$1,883,001,000	$1,282,935,000

FINANCIAL HIGHLIGHTS:

	Year Ended October 31,
	2004	2003	2002	2001	2000
Total Return	22.85%	31.97%	-10.25%	N/A	N/A
Ratios to Average Net Assets:
Expenses	0.46%	0.49%	0.47%	0.49%	0.44%
Net investment income	1.99%	2.26%	1.86%	1.82%	1.93%
Portfolio turnover rate	36%	44%	43%	36%	45%

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND

Financial Highlights

(For a share outstanding throughout the period)

						PlanAhead Class
	Year Ended October 31,					Year Ended October 31,
	2004 (b)	2003 (f)	2002	2001 (e)	2000	2004 (b)	2003 (f)	2002	2001 (e)	2000
Net asset value, beginning of period	$15.46	$12.10	$13.77	$17.95	$19.38	$15.34	$11.95	$13.58	$17.72	$19.13

Income from investment operations:
Net investment income (a) (d)	0.30	0.25	0.21	0.24	0.38	0.26	0.22	0.15	0.19	0.31
Net gains (losses) on securities (both realized and unrealized) (d)	3.12	3.47	(1.62)	(2.96)	0.18	3.08	3.46	(1.56)	(2.92)	0.18

Total income (loss) from investment operations	3.42	3.72	(1.41)	(2.72)	0.54	3.34	3.68	(1.41)	(2.73)	0.49

Less distributions:
Dividends from net investment income	(0.41)	(0.36)	(0.26)	(0.22)	(0.31)	(0.37)	(0.29)	(0.22)	(0.17)	(0.26)
Distributions from net realized gains on securities	—	—	—	(1.24)	(1.64)	—	—	—	(1.24)	(1.64)

Total distributions	(0.41)	(0.36)	(0.26)	(1.46)	(1.95)	(0.37)	(0.29)	(0.22)	(1.41)	(1.90)

Redemption fees added to beneficial interest	—	— (i)	—	—	—	— (i)	— (i)	—	—	—

Net asset value, end of period	$18.47	$15.46	$12.10	$13.77	$17.95	$18.31	$15.34	$11.95	$13.58	$17.72

Total return	22.49%	31.61%	(10.51)%	(16.54)%	____ %	_____ %	31.62%	(10.57)%	(16.79)%	2.08%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,029,272	$722,333	$537,476	$519,151	$587,869	$310,540	$177,425	$99,636	$113,948	$85,680
Ratios to average net assets (annualized):
Expenses (d)	0.76%	0.79%	0.75%	0.78%	0.72%	1.02%	1.10%	1.04%	1.10%	1.01%
Net investment income (d)	1.69%	1.97%	1.56%	1.54%	1.64%	1.46%	1.68%	1.35%	1.22%	1.43%
Decrease reflected in above expense ratio due to absorption of expenses by the Manager (d)	—	—	—	—	—	—	—	—	—	—
Portfolio turnover rate (c)	36%	44%	43%	36%	45%	36%	44%	43%	36%	45%

(a)	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(b)	The Boston Company was added as an investment adviser to the International Equity Fund on September 27, 2004.

(c)	The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(d)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(e)	Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(f)	Independence Investment Associates, Inc. was removed as an investment adviser to the International Equity Fund on October 24, 2003.

(g)	Not annualized

(h)	Portfolio turnover rate is for the period November 1, 2002 through October 21, 2003.

(i)	Amounts represent less than $0.01 per share.

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND

Financial Highlights

(For a share outstanding throughout the period)

	Service Class
	Year Ended October 31, 2004 (b)	May 1 to October 31, 2003 (f)		Year Ended October 31,
				2004 (b)	2003 (f)	2002		2001 (e)	2000
Net asset value, beginning of period	$15.31	$12.18		$15.54	$12.18		$13.86	$18.07	$19.46

Income from investment operations:
Net investment income (a) (d)	0.30	0.09		0.34	0.29		0.24	0.28	0.41
Net gains (losses) on securities (both realized and unrealized) (d)	2.99	3.04		3.14	3.46		(1.62)	(2.98)	0.20

Total income (loss) from investment operations	3.29	3.13		3.48	3.75		(1.38)	(2.70)	0.61

Less distributions:
Dividends from net investment income	(0.36)	—		(0.44)	(0.39)		(0.30)	(0.27)	(0.36)
Distributions from net realized gains on securities	—	—		—	—		—	(1.24)	(1.64)

Total distributions	(0.36)	—		(0.44)	(0.39)		(0.30)	(1.51)	(2.00)

Redemption fees added to beneficial interest	— (i)	—	(i)	— (i)	— (i)		—	—	—

Net asset value, end of period	$18.24	$15.31		$18.58	$15.54		$12.18	$13.86	$18.07

Total return	21.88%	25.70	%(g)	22.84%	31.77%		(10.26)%	(16.35)%	____ %

Ratios and supplemental data:
Net assets, end of period (in thousands)	$739	$1		$460,114	$322,801	$	_______	$301,762	$428,329
Ratios to average net assets (annualized):
Expenses (d)	1.27%	1.50%		0.49%	0.52%		0.49%	0.52%	____ %
Net investment income (d)	0.81%	1.33%		1.97%	2.22%		1.81%	1.78%	1.92%
Decrease reflected in above expense ratio due to absorption of expenses by the Manager (d)	4.99%	1137.58%		—	—		—	—	—
Portfolio turnover rate (c)	36%	44	%(h)	36%	44%		43%	36%	45%

(a)	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(b)	The Boston Company was added as an investment adviser to the International Equity Fund on September 27, 2004.

(c)	The American AAdvantage International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(d)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(e)	Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(f)	Independence Investment Associates, Inc. was removed as an investment adviser to the International Equity Fund on October 24, 2003.

(g)	Not annualized

(h)	Portfolio turnover rate is for the period November 1, 2002 through October 21, 2003.

(i)	Amounts represent less than $0.01 per share.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements

October 31, 2004

1.	Organization and Significant Accounting Policies

AMR Investment Services Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the “Portfolio”) is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue beneficial interests in the Portfolio.

AMR Investment Services, Inc. (the “Manager”) is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. (“American”), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

The following is a summary of the significant accounting policies followed by the Portfolio.

Security Valuation

Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading.

Portfolio securities traded in foreign markets are valued using prices reported by local foreign markets. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Trust’s Board. The Funds’ net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

Securities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are valued at fair value, as determined in good faith and pursuant to procedures approved by the Board.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale.

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $1,421,368 during the period. Upon determination of the Portfolio’s entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in the initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Federal Income and Excise Taxes

The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio’s ordinary income and capital gains. It is intended that the Portfolio’s assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Portfolio enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Portfolio has had no prior claims or losses pursuant to any such agreement.

2.	Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management services and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisers hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisers	Net Amounts Retained by Manager
.25% -.60%	$5,341,000	$3,769,000	$1,572,000

As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2004, the Portfolio paid securities lending fees of $247,000 to the Manager.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

Investment in Affiliated Funds

The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”) and approved procedures by the Board, to invest up to 25% of its total assets in the American AAdvantage Money Market Select Fund (the “Select Fund”), an affiliated fund. The Portfolio and the Select Fund have the same investment adviser and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the AMR Investments Enhanced Cash Business Trust (collectively, the “Affiliated Funds”). The Manager serves as Trustee and investment adviser to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $100,411 on the Portfolio’s direct investment in the Affiliated Funds, and $310,232 from securities lending collateral invested in the Affiliated Funds.

At October 31, 2003, the Portfolio had a balance in the Select Fund of $81,729,913. During the period, the Fund had purchases of $1,004,949,679 and sales of $955,948,979, for an ending balance of $130,730,613.

Interfund Lending Program

Pursuant to an Exemptive Order by the SEC, the Portfolio along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating Funds. At October 31, 2004, the Portfolio had not utilized the credit facility.

Other

Certain officers or Trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated Trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee’s income tax on the value of this free airline travel. For the year ended October 31, 2004, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

3.	Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2004 were $801,874,000 and $530,109,000, respectively.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

4.	Foreign Currency Contracts

In order to protect itself against foreign currency fluctuations, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2004, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver		Settlement Date	Market Value	Unrealized Gain/(Loss)
(amounts in thousands)
2,443	Australian Dollar	12/17/2004	$1,822	$(89)
2,974	Canadian Dollar	12/17/2004	2,440	(109)
7,601	Euro Currency	12/17/2004	9,726	(371)
806,916	Japanese Yen	12/17/2004	7,647	(356)
4,745	Pound Sterling	12/17/2004	8,688	(164)
5,650	Swedish Krona	12/17/2004	799	(31)
3,044	Swiss Franc	12/17/2004	2,555	(129)

Total contracts to deliver (Receivable amount $32,427)			$33,678	$(1,247)

Contracts to Receive		Settlement Date	Market Value	Unrealized Gain/(Loss)
(amounts in thousands)
9,705	Australian Dollar	12/17/2004	$7,235	$525
11,903	Canadian Dollar	12/17/2004	9,766	542
32,502	Euro Currency	12/17/2004	41,589	1,660
3,709,996	Japanese Yen	12/17/2004	35,159	1,074
20,908	Pound Sterling	12/17/2004	38,283	949
25,605	Swedish Krona	12/17/2004	3,620	158
13,888	Swiss Franc	12/17/2004	11,655	547

Total contracts to receive (Payable amount $141,853)			$147,307	$5,455

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

5.	Securities Lending

The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the “Agent”) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders’ fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

At October 31, 2004, securities with a market value of approximately $357,879,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Portfolios totaled $375,950,000.

6.	Commission Recapture

The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

AMR INVESTMENT SERVICES TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2004

7.	Futures Contracts

A summary of obligations under these financial instruments at October 31, 2004 is as follows:

Type of Future	Expiration	Contracts	Market Value	Unrealized Appreciation/ (Depreciation)
France CAC 40 Index	December 2004	306	$14,446,907	$133,469
Germany DAX Index	December 2004	83	10,495,982	29,367
UK FTSE 100 Index	December 2004	458	38,925,986	195,046
Hang Seng Index	November 2004	31	2,596,809	44,949
Italy MIB 30 Index	December 2004	34	6,225,143	144,174
Tokyo FE TOPIX Index	December 2004	337	34,274,404	(1,335,483)
Spain IBEX 35 Index	November 2004	54	5,772,420	93,926
Sweden OMX Index	November 2004	384	3,795,787	(88,604)
Canada S&PCDA 60 Index	December 2004	133	10,829,727	312,379
Australia SPI Index	December 2004	119	8,402,046	277,398
Netherlands 200 AEX Index	November 2004	87	7,315,174	5,754

			$143,080,385	$(187,624)

Special Meeting of Interestholders of AMR Investment Services Trust (Unaudited)

A special meeting of interestholders of the AMR Investment Services Trust (the “AMR Trust”) was held on August 11, 2004. The meeting related to each portfolio of the AMR Trust (the “Portfolios”). The purpose of the meeting was to consider proposals regarding: (1) re-election of the five current Trustees and the election of three additional Trustees; (2) changes to certain fundamental investment policies of the Portfolios; and (3) the approval of a Conversion Agreement pursuant to which the AMR Trust would convert from a New York common trust to a Massachusetts business trust. The Portfolios operate under a “master-feeder” structure, pursuant to which feeder funds seek their respective investment objectives by investing all of their investable assets in a Portfolio that has an identical investment objective to the feeder fund. The feeder funds held separate meetings to elect Trustees and to vote on the proposals. Shareholders of each feeder fund were asked to provide voting instructions to the AMR Trust meeting. The feeder funds cast their votes on the AMR Trust proposals in the same proportion as the votes cast by their shareholders.

Proposals 1 and 3 were AMR Trust-level matters and therefore required a majority of the interestholders of the AMR Trust to vote to achieve a quorum. Proposal 2 was a Portfolio-level matter and therefore required a majority of the interestholders of a Portfolio to vote to achieve a quorum for that Portfolio. A quorum of the AMR Trust was present for Proposals 1, and each Trustee was elected by interestholders. Except for the Money Market and Municipal Money Market Portfolios, a quorum of each Portfolio was present for Proposals 2, and each proposal was approved by interestholders. A quorum of the AMR Trust was present for Proposal 3, but there were not enough votes in favor of the proposal for interestholder approval.

Proposal 2 for the Money Market and Municipal Money Market Portfolios and Proposal 3 for the AMR Trust were adjourned to a second special meeting of interestholders on August 24, 2004. A quorum was still not present for the Money Market and Municipal Money Market Portfolios with respect to Proposal 2 at the August 24th meeting, so those matters were adjourned to a third special meeting of interestholders on September 17, 2004. A quorum of the AMR Trust was present for Proposal 3, but the votes were not recorded and the AMR Trust adjourned these matters to the September 17th meeting to coincide with the other Portfolio-level matters.

At the September 17th meeting, a quorum was present for the Money Market and Municipal Money Market Portfolios, and Proposal 2 was approved by interestholders. In addition, a quorum of the AMR Trust was present for Proposal 3, which was approved by interestholders.

The final voting results for each Proposal are presented in the following tables. The vote tallies for Proposals 1 and 3 include votes cast by interestholders of Portfolios not contained in this annual report.

(1)	Elected the following Trustees to the AMR Trust’s Board of Trustees: W. Humphrey Bogart, Brenda A. Cline, Alan D. Feld, Richard A. Massman, Stephen D. O’Sullivan, William F. Quinn, R. Gerald Turner, and Kneeland Youngblood.

	AMR Trust
	FOR	WITHHELD
BOGART	3,716,234,842.390	16,435,696.237
CLINE	3,716,156,549.470	16,513,989.157
FELD	3,716,161,859.000	16,508,679.627
MASSMAN	3,716,222,473.580	16,448,065.047
O”SULLIVAN	3,716,144,180.660	16,526,357.967
QUINN	3,717,161,859.000	16,508,679.627
TURNER	3,716,217,164.050	16,453,374.577
YOUNGBLOOD	3,716,234,842.390	16,435,696.237

Special Meeting of Interestholders of AMR Investment Services Trust (Unaudited)

(2)(a)	Approved a change to the fundamental investment limitation on investments in commodities.

Int’l Equity
FOR	70,606,841.799
AGAINST	609,135.899
ABSTAIN	726,794.539
BROKER NON-VOTES*	11,181,562.000

(2)(b) Approved a change to the fundamental investment limitation on lending securities.

Int’l Equity
FOR	70,615,191.427
AGAINST	562,881.271
ABSTAIN	764,699.539
BROKER NON-VOTES*	11,181,562.000

(2)(c)	Approved the deletion of the fundamental investment limitation on affiliated transactions.

Int’l Equity
FOR	66,857,420.283
AGAINST	4,311,253.415
ABSTAIN	774,098.539
BROKER NON-VOTES*	11,181,562.000

(2)(d) Approved a change to the fundamental investment limitation on the issuance of senior securities.

Int’l Equity
FOR	70,154,060.799
AGAINST	1,007,609.899
ABSTAIN	781,101.539
BROKER NON-VOTES*	11,181,562.000

(2)(e) Approved a change to the fundamental investment limitation on borrowing.

Int’l Equity
FOR	70,559,290.427
AGAINST	637,228.271
ABSTAIN	746,253.539
BROKER NON-VOTES*	11,181,562.000

(3) Approved a Conversion Agreement pursuant to which the AMR Trust will convert from a New York common trust to a Massachusetts business trust.

AMR Trust
FOR	2,458,553,702.787
AGAINST	194,516,481.779
ABSTAIN	36,287,628.121
BROKER NON-VOTES*	491,989,674.000

*	Certain broker-dealers, third party administrators and other intermediaries who offer shares of the feeder funds to their clients vote on behalf of their clients in favor of routine proposals (e.g., Proposal 1), while entering a “non-vote” for all non-routine proposals. If the underlying clients do not themselves vote the non-routine proposals, the shares remain in the broker non-vote category and effectively count as “against” votes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio (the “Portfolio”), including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 17, 2004

The Trustees and officers of the American AAdvantage Funds (the “Trust”) and the AMR Investment Services Trust (the “AMR Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the AMR Trust, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

William F. Quinn** (56)	Trustee and President of Trust since 1987 and AMR Trust since 1995	President, AMR Investment Services, Inc. (1986-Present); Chairman (1989-2003) and Director (1979-Present), American Airlines Federal Credit Union; Director, Crescent Real Estate Equities, Inc. (1994-Present); Director, Pritchard, Hubble & Herr, LLC (investment adviser) (2001-Present); Advisory Director, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002); Vice Chairman, Committee for the Investment of Employee Benefits (2004-Present); Director, United Way of Tarrant County (1988-2000, 2004-Present); Trustee, American AAdvantage Mileage Funds (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).

Alan D. Feld** (68)	Trustee since 1996	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint Properties (1994-Present); Trustee, American Aadvantage Mileage Funds (1996-Present); Trustee, American AAdvantage Select Funds (1999-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (60)	Trustee since 2004	Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); Board Member, Baylor University Medical Center Foundation (1992-Present); Trustee, American AAdvantage Mileage Funds (2004-Present); Trustee, American AAdvantage Select Funds (2004-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (44) 301 Commerce Street Suite 2240 Fort Worth, Texas 76102	Trustee since 2004	Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1999-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-Present); Trustee, American AAdvantage Mileage Funds (2004-Present); Trustee, American AAdvantage Select Funds (2004-Present).

Richard A. Massman (61)	Trustee since 2004	Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American AAdvantage Mileage Funds (2004-Present); Trustee, American AAdvantage Select Funds (2004-Present).

Stephen D. O’Sullivan (69)	Trustee of Trust since 1987 and AMR Trust since 1995	Consultant (1994-Present); Trustee, American AAdvantage Mileage Funds (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).

R. Gerald Turner (59) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-Present); Member, United Way of Dallas Board of Directors; Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Member, Knight Commission on Intercollegiate Athletics; Trustee, American AAdvantage Mileage Funds (2001-Present); Trustee, American AAdvantage Select Funds (2001-Present).

Kneeland Youngblood (49) 100 Crescent Court Suite 1740 Dallas, Texas 75201	Trustee since 1996	Managing Partner, Pharos Capital Group, LLC (a private equity firm) (1998-Present); Trustee, The Hockaday School (1997-Present); Director, Burger King Holdings, Inc. (2004-Present); Director, Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign Relations (1995-Present); Director, Just For the Kids (1995-2001); Director, L&B Realty Advisors (1998-2000); Trustee, Teachers Retirement System of Texas (1993-1999); Director, Starwood Financial Trust (1998-2001); Trustee, St. Mark’s School of Texas (2002-Present); Trustee, American AAdvantage Mileage Funds (1996-Present); Trustee, American AAdvantage Select Funds (1999-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Brian E. Brett (44)	VP since 2004	Vice President, Director of Sales, AMR Investment Services, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Nancy A. Eckl (42)	VP of Trust since 1990 and AMR Trust since 1995	Vice President, Trust Investments, AMR Investment Services, Inc. (1990-Present).

Michael W. Fields (50)	VP of Trust since 1989 and AMR Trust since 1995	Vice President, Fixed Income Investments, AMR Investment Services, Inc. (1988-Present).

Barry Y. Greenberg (41)	VP since 1995 and Secretary since 2004	Vice President, Legal, Compliance and Administration, AMR Investment Services, Inc. (1995-Present); Director, Pritchard, Hubble & Herr, LLC (investment adviser) (2004-Present).

Rebecca L. Harris (38)	Treasurer since 1995	Vice President, Finance, AMR Investment Services, Inc. (1995-Present).

John B. Roberson (46)	VP of Trust since 1989 and AMR Trust since 1995	Vice President, Client Relations & Special Projects, AMR Investment Services, Inc. (2004-Present); Vice President, Director of Sales, AMR Investment Services, Inc. (1991-2004); Director, Pritchard, Hubble & Herr, LLC (investment adviser) (2001-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O’Sullivan.

**	Messrs. Quinn and Feld are deemed to be “interested persons” of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP (“Akin, Gump”) has provided legal services within the past two years to one or more of the Trust’s and AMR Trust’s investment advisers.

NESTEGG Funds

Annual Report

For the Period Ended October 31, 2004

NestEgg Capital Preservation Fund

NestEgg 2010 Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

Important Customer Information, Investment Products:

•	Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,

•	Are not insured by the FDIC, and

•	Are subject to investment risks, including possible loss of the principal amount invested.

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

NestEgg Funds

NestEgg Capital Preservation Fund

NestEgg 2010 Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

The NestEgg Funds, a series of American Independence Funds Trust, are managed by INTRUST Financial Services.

Objectives. The primary goal of each of the dated NestEgg Funds (2010, 2020, 2030, 2040) is to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept, given each Fund’s stated investment time horizon. As might be expected, the funds with later target dates are invested more aggressively.

The primary goal for the NestEgg Capital Preservation Fund is income and moderate, long-term growth of capital. This Fund, the most conservatively managed of the NestEgg Funds, has been designed for investors who have reached retirement or other financial goals, and are ready to start withdrawing and using assets from their accounts.

Strategy. The NestEgg Funds invest in shares of unaffiliated mutual funds – including index funds, money market funds and exchange traded funds; these securities represent broad classes of assets, namely stocks, bonds and money market instruments. INTRUST Financial Services uses an investment model (taking into consideration asset classes, countries, sectors and investment styles) that continually identifies and analyzes major market trends. The investment model helps INTRUST Financial Services determine the best mix of investments for each of the NestEgg Funds.

INTRUST Financial Services relies on the political and economic research of La Jolla Economics to provide insights and interpretations of how today’s current events may impact future portfolio performance. Based on this analysis, the portfolio manager allocates each Fund’s assets among various asset classes and sectors, and makes adjustments once each calendar quarter.

The Fund’s1 investment approach offers the potential advantage of investing in multiple sectors outside those represented by major benchmarks. For example, on the equity side, the Funds often invest some assets in mid-cap and small-cap sectors, and we also have exposure to foreign stocks.

As of October 31, 2004, the portfolios of the various NestEggs Funds were diversified among major asset classes, approximately as follows: 1

	Equities	Bonds	Money markets
Capital Preservation Fund	31%	64%	5%
2010 Fund	39%	56%	5%
2020 Fund	55%	40%	5%
2030 Fund	71%	24%	5%
2040 Fund	87%	8%	5%

1

Performance

The NestEgg Capital Preservation Fund Service Class shares returned 5.95% and the Premium Class shares returned 5.43%, excluding sales charges2, over the 12-month period, under-performing the other NestEgg Funds due to its greater exposure to fixed income investments. The NestEgg Capital Preservation Fund ended the 12-month period with an allocation of 31% in stocks, and 69% in fixed income.

The NestEgg 2010 Fund Service Class shares returned 6.66% and the Premium Class shares returned 6.16%, excluding sales charges2, over the 12-month period.

The NestEgg 2020 Fund Service Class shares returned 7.75% and the Premium Class shares returned 7.19%, excluding sales charges2, over the 12-month period.

The NestEgg 2030 Fund Service Class shares returned 8.62% and the Premium Class shares returned 8.00%, excluding sales charges2, over the 12-month period.

The NestEgg 2040 Fund Service Class shares returned 9.51% and the Premium Class shares returned 8.88%, excluding sales charges2, over the 12-month period.

As equity prices rose, the NestEgg Funds with longer time horizons, such as the NestEgg 2040 Fund with 87% of its portfolio in stocks and 13% in fixed income as of 10/31/04, outperformed the NestEgg Funds with shorter time horizons due to it’s higher equity allocations. By 2040, the asset allocation of the NestEgg 2040 Fund should resemble that of the NestEgg Capital Preservation Fund.

Factors Affecting Performance

After coming out of a “rough patch”, the U.S. economy appears to have regained some traction, which has led the Federal Reserve to raise its Fed Funds rate three times over the last 12 months to 1.75% at the end of this reporting period. On the inflation side, personal-consumption expenditures, excluding food and energy, have stabilized in the comfortable 1% to 2% zone.

The yield curve flattened during the last 12 months. During this period the rate on the three-month T-Bill rose over 90 basis points while the rate on the 30-year Treasury declined approximately 30 basis points. The inflection point of the yield curve, where rates remained stable over the 12-month period, was around the 7-year Treasury. The Lehman Aggregate Bond index3, which returned 5.53% during this reporting period, has an average maturity around this 7-year inflection point, meaning that most of its return came from the coupon return with little, if any, coming from price movements. The bond portion of the NestEgg Funds attempts to match this index.

The equity markets performed well during this reporting period due to an improving global economy and rising corporate profits. However, rising oil prices slowed the stock market during the latter part of the period. As detailed in the Schedule of Portfolio Investments, the NestEgg Funds hold positions in the S&P 5004, Russell 20005 and the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”)6 indices. As of October 31, 2004, these indices returned 9.41%, 11.73% and 19.27% respectively, for the 12-month period. Foreign stock holdings, represented by MSCI EAFE, outperformed the domestic holdings.

[1]	The composition of each of the Fund’s holdings is subject to change.

2

[2]	NAV total return for the period ended October 31, 2004. Premium Share class returns, with the maximum sales charge of 1.50%, were 3.89% for the NestEgg Capital Preservation Fund, 4.56% for the NestEgg 2010 Fund, 5.60% for the NestEgg 2020 Fund, 6.37% for the NestEgg 2030 Fund and 7.31% for the NestEgg 2040 Fund for the period. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividend and capital gain distributions.

[3]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

[4]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[5]	The Russell 2000 Index is an unmanaged index generally representative of the small-cap stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[6]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

3

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2004 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[3]
	Service Class	Premium Class
Since Inception	4.04%	3.32%
Since Inception	N/A	3.06	%+
1 Year	5.95%	5.43%
1 Year	N/A	3.89	%+

[1]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

[2]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

[3]	For the twelve month period ended October 31, 2004.

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*	Reflects maximum 3.00% sales charge until October 31, 2002.

+	Reflects maximum 1.50% sales charge.

4

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2004 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class
Since Inception	2.82%	2.14%
Since Inception	N/A	1.88	%+
1 Year	6.66%	6.16%
1 Year	N/A	4.56	%+

[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

[2]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.

[3]	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

[5]	For the twelve month period ended October 31, 2004.

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*	Reflects maximum 3.00% sales charge until October 31, 2002.

+	Reflects maximum 1.50% sales charge.

5

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2004 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class
Since Inception	1.57%	0.89%
Since Inception	N/A	0.64	%+
1 Year	7.75%	7.19%
1 Year	N/A	5.60	%+

[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

[2]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

[3]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.

[5]	For the twelve month period ended October 31, 2004.

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*	Reflects maximum 3.00% sales charge until October 31, 2002.

+	Reflects maximum 1.50% sales charge.

6

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2004 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class
Since Inception	0.90%	0.20%
Since Inception	N/A	-0.06	%+
1 Year	8.62%	8.00%
1 Year	N/A	6.37	%+

[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.

[2]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

[3]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[4]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.

[5]	For the twelve month period ended October 31, 2004.

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*	Reflects maximum 3.00% sales charge until October 31, 2002.

+	Reflects maximum 1.50% sales charge.

7

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2004 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[4]
	Service Class	Premium Class
Since Inception	0.17%	-0.52%
Since Inception	N/A	-0.77	%+
1 Year	9.51%	8.88%
1 Year	N/A	7.31	%+

[1]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.

[2]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[3]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.

[4]	For the twelve month period ended October 31, 2004.

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

*	Reflects maximum 3.00% sales charge until October 31, 2002.

+	Reflects maximum 1.50% sales charge.

8

NestEgg Funds

Additional Fund Information (Unaudited)

October 31, 2004

The NestEgg Funds invested, as a percentage of net assets, in the following industries as of October 31, 2004.

Capital Preservation Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	13.7%
Mid Cap Equity	4.9%
Small Company Equity	5.8%
International Equity	6.0%
Fixed Income	64.3%
Money Market	5.1%

Total	99.8%

NestEgg 2010 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	16.8%
Mid Cap Equity	6.2%
Small Company Equity	8.2%
International Equity	7.8%
Fixed Income	56.1%
Money Market	4.8%

Total	99.9%

NestEgg 2020 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	23.8%
Mid Cap Equity	8.7%
Small Company Equity	11.6%
International Equity	11.0%
Fixed Income	40.0%
Money Market	4.9%

Total	100.0%

NestEgg 2030 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	32.0%
Mid Cap Equity	11.2%
Small Company Equity	13.5%
International Equity	14.2%
Fixed Income	24.2%
Money Market	4.9%

Total	100.0%

NestEgg 2040 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	39.2%
Mid Cap Equity	13.7%
Small Company Equity	16.5%
International Equity	17.4%
Fixed Income	8.4%
Money Market	4.9%

Total	100.1%

9

NestEgg Funds

Additional Fund Information (Unaudited), Continued

October 31, 2004

As a shareholder of the NestEgg Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the NestEgg Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent 6-month period from May 1, 2004 through October 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expenses Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period** 5/1/04-10/31/04
Capital Preservation Fund	Service Class Premium Class	$1,000.00 1,000.00	$1,035.40 1,032.40	$5.12 7.92	1.00 1.55	% %

NestEgg 2010 Fund	Service Class Premium Class	1,000.00 1,000.00	1,036.40 1,033.70	4.97 7.72	0.97 1.51	% %

NestEgg 2020 Fund	Service Class Premium Class	1,000.00 1,000.00	1,037.20 1,034.60	4.76 7.47	0.93 1.46	% %

NestEgg 2030 Fund	Service Class Premium Class	1,000.00 1,000.00	1,037.30 1,033.60	5.38 8.18	1.05 1.60	% %

NestEgg 2040 Fund	Service Class Premium Class	1,000.00 1,000.00	1,036.40 1,034.20	5.37 8.13	1.05 1.59	% %

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each NestEgg Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/04	Ending Account Value 10/31/04	Expenses Paid During Period* 5/1/04-10/31/04	Expense Ratio During Period** 5/1/04-10/31/04
Capital Preservation Fund	Service Class Premium Class	$1,000.00 1,000.00	$1,020.11 1,017.34	$5.08 7.86	1.00 1.55	% %

NestEgg 2010 Fund	Service Class Premium Class	1,000.00 1,000.00	1,020.26 1,017.55	4.93 7.66	0.97 1.51	% %

NestEgg 2020 Fund	Service Class Premium Class	1,000.00 1,000.00	557.60 1,017.80	4.72 7.41	0.93 1.46	% %

NestEgg 2030 Fund	Service Class Premium Class	1,000.00 1,000.00	1,019.86 1,017.09	5.33 8.11	1.05 1.60	% %

NestEgg 2040 Fund	Service Class Premium Class	1,000.00 1,000.00	1,019.86 1,017.14	5.33 8.06	1.05 1.59	% %

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

10

NestEgg Capital Preservation Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
INVESTMENT COMPANIES (99.8%)
iShares MSCI EAFE Index Fund	2,540	$371,729
iShares Russell 2000 Index Fund	2,934	340,901
iShares Russell 2000 Value Index Fund	106	18,465
iShares S&P 500/BARRA Growth Index Fund	615	35,941
iShares S&P Midcap 400 Index Fund	2,506	301,823
Vanguard Institutional Index Fund	7,885	817,414
Vangurad Total Bond Market Index Fund	385,958	3,990,810
American AAdvantage U.S. Government Money Market Fund (b)	313,880	313,880

TOTAL INVESTMENT COMPANIES		6,190,963

TOTAL INVESTMENTS
(Cost $5,964,284) (a) - 99.8%		6,190,963
Other assets in excess of liabilities - 0.2%		12,052

NET ASSETS - 100.0%		$6,203,015

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $11,502. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$226,648
Unrealized depreciation	(11,471)

Net unrealized appreciation	$215,177

(b)	Affiliate.

See notes to financial statements.

11

NestEgg Funds

NestEgg Capital Preservation Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $5,650,404 )		$5,877,083
Investment in affiliate (cost $313,880)		313,880

Total Investments		6,190,963

Interest and dividends receivable		14,039
Receivable from Investment Advisor		6,626
Prepaid expenses and other assets		2,558

Total Assets		6,214,186

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	878
Administration fees	101
Service organization fees	1,335
Transfer agent fees	6,000
Custodian fees	103
Other payables	2,754

Total Liabilities		11,171

Net Assets		$6,203,015

Net Assets consist of:
Capital (a)		5,813,599
Undistributed net investment income		11,779
Accumulated net realized gains from investment transactions		150,958
Net unrealized appreciation from investments		226,679

Net Assets		$6,203,015

Service Shares:
Net Assets		$6,074,952

Shares outstanding		578,007

Redemption price per share		$10.51

Premium Shares:
Net Assets		$128,063

Shares outstanding		12,243

Redemption price per share		$10.46

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.62

(a)	Amount for NestEgg Capital Preservation Fund represents $590 of $.001 par value and $5,813,009 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

12

NestEgg Funds

NestEgg Capital Preservation Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$199,665
Dividend income from affiliate		3,141

Total Investment Income		202,806

Expenses:
Investment advisory fees	$42,001
Administration fees	12,000
12b-1 Distribution fees - Service Class	14,898
12b-1 Distribution fees - Premium Class	308
Service organization - Service Class	14,898
Service organization - Premium Class	103
Accounting fees	18,300
Custodian fees	1,200
Transfer agent fees	3,504
Other fees	13,183

Total expenses before fee reductions		120,395
Expenses contractually reduced/reimbursed by the Investment Advisor		(40,888)
Expenses contractually reduced by the Distributor		(14,980)
Expenses voluntarily reduced by the Administrator		(4,321)

Net Expenses		60,206

Net Investment Income		142,600

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		284,947
Change in unrealized appreciation/depreciation from investments		(77,178)

Net realized/unrealized gains from investments		207,769

Change in Net Assets Resulting from Operations		$350,369

See notes to financial statements.

13

NestEgg Funds

NestEgg Capital Preservation Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$142,600	$154,646
Net realized gains from investment transactions	284,947	140,730
Change in unrealized appreciation/depreciation from investments	(77,178)	304,906

Change in net assets resulting from operations	350,369	600,282

Distributions to Service Class Shareholders:
From net investment income	(143,045)	(158,436)
Distributions to Premium Class Shareholders:
From net investment income	(780)	(64)

Change in net assets from shareholder distributions	(143,825)	(158,500)

Capital Share Transactions:
Proceeds from shares issued	900,005	1,842,324
Proceeds from dividends reinvested	143,795	158,459
Cost of shares redeemed	(1,084,419)	(1,771,430)

Change in net assets from capital share transactions	(40,619)	229,353

Change in net assets	165,925	671,135
Net Assets:
Beginning of period	6,037,090	5,365,955

End of period*	$6,203,015	$6,037,090

Share Transactions:
Issued	86,500	191,492
Reinvested	13,827	16,752
Redeemed	(104,509)	(180,351)

Change in shares	(4,182)	27,893

*	Includes undistributed net investment income of $11,779 and $13,004, respectively.

See notes to financial statements.

14

NestEgg Funds

NestEgg Capital Preservation Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001		Year ended February 29, 2000
Net Asset Value, Beginning of Period	$10.16	$9.47	$9.84		$9.96		$9.95		$9.89

Investment Activities:
Net investment income	0.25	0.26	0.14		0.26		0.36		0.31
Net realized and unrealized gains (losses) on investments	0.35	0.70	(0.40)		(0.08)		0.18		0.09

Total from Investment Activities	0.60	0.96	(0.26)		0.18		0.54		0.40

Distributions:
Net investment income	(0.25)	(0.27)	(0.10)		(0.28)		(0.35)		(0.34)
Net realized gains on investment transactions	—	—	(0.01)		(0.02)		(0.18)		—

Total Distributions	(0.25)	(0.27)	(0.11)		(0.30)		(0.53)		(0.34)

Net Asset Value, End of Period	$10.51	$10.16	$9.47		$9.84		$9.96		$9.95

Total Return (excludes sales charge)	5.95%	10.32%	(2.63	%)(b)	1.79%		5.51%		4.19%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$6,075	$6,018	$5,366		$5,595		$5,074		$5,876
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.24	%^(c)	1.36	%^	1.50	%^	1.49	%^
Ratio of net investment income to average net assets	2.38%	2.58%	2.18	%^(c)	2.61	%^	3.45	%^	3.12	%^
Ratio of expenses to average net assets*	2.00%^^	2.05%^^	1.84	%^(c)	1.67	%^	2.12	%^	3.16	%^
Portfolio turnover	35%	53%	49	%(d)	116	%(d)	58	%(d)	55	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

**	The amount is less than $0.005.

^	These ratios include income and expenses charged from the corresponding Master Portfolio.

^^	Does not include expenses of the investment companies in which the fund invests.

(a)	The Funds changed their fiscal year end from February 28 to October 31.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See notes to financial statements.

15

NestEgg Funds

NestEgg Capital Preservation Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$10.12	$9.47

Investment Activities:
Net investment income	0.18	0.25
Net realized and unrealized gains on investments	0.37	0.64

Total from Investment Activities	0.55	0.89

Distributions:
Net investment income	(0.21)	(0.24)

Total Distributions	(0.21)	(0.24)

Net Asset Value, End of Period	$10.46	$10.12

Total Return (excludes sales charge)	5.43%	9.58%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$128	$20
Ratio of expenses to average net assets	1.55%^^	1.55%^^
Ratio of net investment income to average net assets	1.74%	1.47%
Ratio of expenses to average net assets*	2.51%^^	2.54%^^
Portfolio turnover	35%	53%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(a)	The Funds began offering the Premium Shares on November 1, 2002.

^^	Does not include expenses of the investment companies in which the fund invests.

See notes to financial statements.

16

NestEgg 2010 Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
INVESTMENT COMPANIES (99.9%)
iShares MSCI EAFE Index Fund	10,120	$1,481,062
iShares Russell 2000 Index Fund	11,438	1,328,981
iShares Russell 2000 Value Index Fund	421	73,338
iShares S&P 500/BARRA Growth Index Fund	2,447	143,003
iShares S&P MidCap 400 Index Fund	9,711	1,169,593
Vanguard Institutional Index Fund	30,731	3,185,832
Vanguard Total Bond Market Index Fund	1,024,430	10,592,604
American AAdvantage U.S. Government Money Market Fund (b)	900,400	900,400

TOTAL INVESTMENT COMPANIES		18,874,813

TOTAL INVESTMENTS
(Cost $17,974,610) (a) - 99.9%		18,874,813
Other assets in excess of liabilities - 0.1%		13,446

NET ASSETS - 100.0%		$18,888,259

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,059. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$931,281
Unrealized depreciation	(34,137)

Net unrealized appreciation	$897,144

(b)	Affiliate.

See notes to financial statements.

17

NestEgg Funds

NestEgg 2010 Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $17,074,210)		$17,974,413
Investment in affiliate, at value (cost $900,400)		900,400

Total Investments		18,874,813

Interest and dividends receivable		37,728
Receivable due from Investment Advisor		6,000
Prepaid expenses and other assets		4,958

Total Assets		18,923,499

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	15,972
Administration fees	309
Service organization fees	4,026
Transfer agent fees	6,000
Custodian fees	317
Other payables	8,616

Total Liabilities		35,240

Net Assets		$18,888,259

Net Assets consist of:
Capital (a)		18,475,480
Undistributed net investment income		19,521
Accumulated net realized losses from investment transactions		(506,945)
Net unrealized appreciation from investments		900,203

Net Assets		$18,888,259

Service Shares:
Net Assets		$18,765,202

Shares outstanding		1,830,442

(net asset value adjusted to the nearest cent)		$10.25

Premium Shares:
Net Assets		$123,057

Shares outstanding		12,044

Redemption price per share		$10.22

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.38

(a)	Amount for NestEgg 2010 Fund represents $1,842 of $.001 par value and $18,473,638 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

18

NestEgg Funds

NestEgg 2010 Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$551,803
Dividend income from affiliate		9,698

Total Investment Income		561,501

Expenses:
Investment advisory fees	$127,903
Administration fees	36,544
12b-1 Distribution fees - Service Class	45,401
12b-1 Distribution fees - Premium Class	838
Service organization - Service Class	45,401
Service organization - Premium Class	279
Accounting fees	18,300
Custodian fees	3,654
Transfer agent fees	5,763
Other fees	31,436

Total expenses before fee reductions		315,519
Expenses contractually reduced by the Investment Advisor		(83,567)
Expenses contractually reduced by the Distributor		(45,624)
Expenses voluntarily reduced by the Administator		(13,273)

Net Expenses		173,055

Net Investment Income		388,446

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		1,034,008
Change in unrealized appreciation/depreciation from investments		(242,255)

Net realized/unrealized gains from investments		791,753

Change in Net Assets Resulting from Operations		$1,180,199

See notes to financial statements.

19

NestEgg Funds

NestEgg 2010 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$388,446	$351,354
Net realized gains from investment transactions	1,034,008	371,252
Change in unrealized appreciation/depreciation from investments	(242,255)	1,146,401

Change in net assets resulting from operations	1,180,199	1,869,007

Distributions to Service Class Shareholders:
From net investment income	(394,496)	(372,901)
Distributions to Premium Class Shareholders:
From net investment income	(1,907)	(23)

Change in net assets from shareholder distributions	(396,403)	(372,924)

Capital Share Transactions:
Proceeds from shares issued	2,298,920	3,344,917
Proceeds from dividends reinvested	396,403	372,187
Cost of shares redeemed	(2,568,141)	(1,767,152)

Change in net assets from capital share transactions	127,182	1,949,952

Change in net assets	910,978	3,446,035

Net Assets:
Beginning of period	17,977,281	14,531,246

End of period*	$18,888,259	$17,977,281

Share Transactions:
Issued	227,393	361,002
Reinvested	39,106	42,171
Redeemed	(255,540)	(193,349)

Change in shares	10,959	209,824

*	Includes undistributed net investment income of $19,521 and $27,478, respectively.

See notes to financial statements.

20

NestEgg Funds

NestEgg 2010 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001		Year ended February 29, 2000
Net Asset Value, Beginning of Period	$9.82	$8.96	$9.77		$10.14		$10.37		$9.92

Investment Activities:
Net investment income	0.22	0.21	0.10		0.21		0.28		0.21
Net realized and unrealized gains (losses) on investments	0.43	0.88	(0.83)		(0.37)		(0.14)		0.50

Total from Investment Activities	0.65	1.09	(0.73)		(0.16)		0.14		0.71

Distributions:
Net investment income	(0.22)	(0.23)	(0.08)		(0.21)		(0.28)		(0.24)
Net realized gains on investment transactions	—	—	—		—		(0.09)		(0.02)

Total Distributions	(0.22)	(0.23)	(0.08)		(0.21)		(0.37)		(0.26)

Net Asset Value, End of Period	$10.25	$9.82	$8.96		$9.77		$10.14		$10.37

Total Return (excludes sales charge)	6.66%	12.43%	(7.52	%)(b)	(1.60%)		1.39%		7.24%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$18,765	$17,899	$14,531		$16,503		$14,505		$13,671
Ratio of expenses to average net assets	0.94%^^	1.00%^^	1.27	%^(c)	1.33	%^	1.44	%^	1.50	%^
Ratio of net investment income to average net assets	2.12%	2.23%	1.60	%^(c)	2.14	%^	2.60	%^	2.27	%^
Ratio of expenses to average net assets*	1.71%^^	1.82%^^	1.60	%^(c)	1.58	%^	1.76	%^	2.94	%^
Portfolio turnover	34%	48%	61	%(d)	86	%(d)	54	%(d)	49	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

^	These ratios include income and expenses charged from the corresponding Master Portfolio.

^^	Does not include expenses of the investment companies in which the fund invests.

(a)	The Funds changed their fiscal year end from February 28 to October 31.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See notes to financial statements.

21

NestEgg Funds

NestEgg 2010 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.79	$8.96

Investment Activities:
Net investment income	0.15	0.25
Net realized and unrealized gains on investments	0.45	0.79

Total from Investment Activities	0.60	1.04

Distributions:
Net investment income	(0.17)	(0.21)

Total Distributions	(0.17)	(0.21)

Net Asset Value, End of Period	$10.22	$9.79

Total Return (excludes sales charge)	6.16%	11.84%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$123	$78
Ratio of expenses to average net assets	1.49%^^	1.55%^^
Ratio of net investment income to average net assets	1.56%	1.27%
Ratio of expenses to average net assets*	2.22%^^	2.24%^^
Portfolio turnover	34%	48%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(a)	The Funds began offering the Premium Shares on November 1, 2002.

^^	Does not include expenses of the investment companies in which the fund invests.

See notes to financial statements.

22

NestEgg 2020 Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
INVESTMENT COMPANIES (100.0%)
iShares MSCI EAFE Index Fund	22,535	$3,297,997
iShares Russell 2000 Index Fund	25,511	2,964,123
iShares Russell 2000 Value Index Fund	941	163,922
iShares S&P 500/BARRA Growth Index Fund	5,454	318,732
iShares S&P MidCap 400 Index Fund	21,629	2,604,997
Vanguard Institutional Index Fund	68,555	7,107,119
Vanguard Total Bond Market Index Fund	1,155,766	11,950,623
American AAdvantage U.S. Government Money Market Fund (b)	1,476,345	1,476,345

TOTAL INVESTMENT COMPANIES		29,883,858

TOTAL INVESTMENTS
(Cost $28,044,566) (a) - 100.0%		29,883,858
Other assets in excess of liabilities - 0.0%		2,117

NET ASSETS - 100.0%		$29,885,975

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $19,172. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,881,276
Unrealized depreciation	(61,156)

Net unrealized appreciation	$1,820,120

(b)	Affiliate.

See notes to financial statements.

23

NestEgg Funds

NestEgg 2020 Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $26,568,221)		$28,407,513
Investment in affiliate, at value (cost $1,476,345)		1,476,345

Total Investments		29,883,858

Interest and dividends receivable		43,141
Receivable due from Investment Advisor		6,000
Prepaid expenses and other assets		5,331

Total Assets		29,938,330

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	$25,218
Administration fees	488
Service organization fees	6,343
Transfer agent fees	6,000
Custodian fees	501
Other payables	13,805

Total Liabilities		52,355

Net Assets		$29,885,975

Net Assets consist of:
Capital (a)		31,372,976
Undistributed net investment income		11,546
Accumulated net realized losses from investment transactions		(3,337,839)
Net unrealized appreciation from investments		1,839,292

Net Assets		$29,885,975

Service Shares:
Net Assets		$29,701,570

Shares outstanding		3,007,377

Redemption price per share		$9.88

Premium Shares:
Net Assets		$184,405

Shares outstanding		18,724

Redemption price per share		$9.85

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%- Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.00

(a)	Amount for NestEgg 2020 Fund represents $3,026 of $.001 par value and $31,369,950 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

24

NestEgg Funds

NestEgg 2020 Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$725,736
Dividend income from affiliate		15,100

Total Investment Income		740,836

Expenses:
Investment advisory fees	$201,268
Administration fees	57,506
12b-1 Distribution fees - Service Class	71,449
12b-1 Distribution fees - Premium Class	1,297
Service organization - Service Class	71,449
Service organization - Premium Class	432
Accounting fees	18,300
Custodian fees	5,750
Transfer agent fees	10,167
Other fees	44,896

Total expenses before fee reductions		482,514
Expenses contractually reduced by the Investment Advisor		(131,427)
Expenses contractually reduced by the Distributor		(71,795)
Expenses voluntarily reduced by the Administrator		(20,961)

Net Expenses		258,331

Net Investment Income		482,505

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		2,231,654
Change in unrealized appreciation/depreciation from investments		(604,744)

Net realized/unrealized gains from investments		1,626,910

Change in Net Assets Resulting from Operations		$2,109,415

See notes to financial statements.

25

NestEgg Funds

NestEgg 2020 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$482,505	$420,050
Net realized gains from investment transactions	2,231,654	794,632
Change in unrealized appreciation/depreciation from investments	(604,744)	2,452,336

Change in net assets resulting from operations	2,109,415	3,667,018

Distributions to Service Class Shareholders:
From net investment income	(468,796)	(523,433)
Distributions to Premium Class Shareholders:
From net investment income	(2,163)	(21)

Change in net assets from shareholder distributions	(470,959)	(523,454)

Capital Share Transactions:
Proceeds from shares issued	3,851,832	4,816,828
Proceeds from dividends reinvested	470,934	523,454
Cost of shares redeemed	(3,315,407)	(3,230,391)

Change in net assets from capital share transactions	1,007,359	2,109,891

Change in net assets	2,645,815	5,253,455
Net Assets:
Beginning of period	27,240,160	21,986,705

End of period*	$29,885,975	$27,240,160

Share Transactions:
Issued	397,061	573,726
Reinvested	48,264	64,795
Redeemed	(342,585)	(380,507)

Change in shares	102,740	258,014

*	Includes undistributed net investment income of $11,546 and $0, respectively.

See notes to financial statements.

26

NestEgg Funds

NestEgg 2020 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001		Year ended February 29, 2000
Net Asset Value, Beginning of Period	$9.32	$8.25	$9.36		$10.07		$10.76		$9.93

Investment Activities:
Net investment income	0.16	0.16	0.07		0.13		0.18		0.07
Net realized and unrealized gains (losses) on investments	0.56	1.10	(1.12)		(0.71)		(0.58)		0.94

Total from Investment Activities	0.72	1.26	(1.05)		(0.58)		(0.40)		1.01

Distributions:
Net investment income	(0.16)	(0.19)	(0.06)		(0.13)		(0.18)		(0.13)
Net realized gains on investment transactions	—	—	—		—		(0.11)		(0.05)

Total Distributions	(0.16)	(0.19)	(0.06)		(0.13)		(0.29)		(0.18)

Net Asset Value, End of Period	$9.88	$9.32	$8.25		$9.36		$10.07		$10.76

Total Return (excludes sales charge)	7.75%	15.71%	(11.29	%)(b)	(5.78%)		(3.78%)		10.20%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$29,702	$27,160	$21,987		$23,749		$23,513		$18,830
Ratio of expenses to average net assets	0.90%^^	1.00%^^	1.25	%^(c)	1.23	%^	1.34	%^	1.50	%^
Ratio of net investment income to average net assets	1.68%	1.74%	1.25	%^(c)	1.40	%^	1.60	%^	1.30	%^
Ratio of expenses to average net assets*	1.68%^^	1.77%^^	1.64	%^(c)	1.48	%^	1.59	%^	3.47	%^
Portfolio turnover	44%	67%	51	%(d)	86	%(d)	39	%(d)	43	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

^	These ratios include income and expenses charged from the corresponding Master Portfolio.

^^	Does not include expenses of the investment companies in which the fund invests.

(a)	The Funds changed their fiscal year end from February 28 to October 31.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See notes to financial statements.

27

NestEgg Funds

NestEgg 2020 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.30	$8.25

Investment Activities:
Net investment income	0.10	0.20
Net realized and unrealized gains on investments	0.57	1.02

Total from Investment Activities	0.67	1.22

Distributions:
Net investment income	(0.12)	(0.17)

Total Distributions	(0.12)	(0.17)

Net Asset Value, End of Period	$9.85	$9.30

Total Return (excludes sales charge)	7.19%	15.12%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$184	$81
Ratio of expenses to average net assets	1.44%^^	1.46%^^
Ratio of net investment income to average net assets	1.12%	0.78%
Ratio of expenses to average net assets*	2.17%^^	2.21%^^
Portfolio turnover	44%	67%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(a)	The Funds began offering the Premium Shares on November 1, 2002.

^^	Does not include expenses of the investment companies in which the fund invests.

See notes to financial statements.

28

NestEgg 2030 Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
INVESTMENT COMPANIES (100.0%)
iShares MSCI EAFE Index Fund	16,245	$2,377,456
iShares Russell 2000 Index Fund	18,374	2,134,875
iShares Russell 2000 Value Index Fund	679	118,282
iShares S&P 500/BARRA Growth Index Fund	3,934	229,903
iShares S&P MidCap 400 Index Fund	15,599	1,878,744
Vanguard Institutional Index Fund	49,373	5,118,529
Vangurad Total Bond Market Index Fund	390,384	4,036,575
American AAdvantage U.S. Government Money Market Fund (b)	819,829	819,829

TOTAL INVESTMENT COMPANIES		16,714,193

TOTAL INVESTMENTS
(Cost $15,436,449) (a) - 100.0%		16,714,193
Other assets in excess of liabilities - 0.0%		(6,972)

NET ASSETS - 100.0%		$16,707,221

(d)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $14,373. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,298,633
Unrealized depreciation	(35,262)

Net unrealized appreciation	$1,263,371

(b)	Affiliate.

See notes to financial statements.

29

NestEgg Funds

NestEgg 2030 Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $14,616,620)		$15,894,364
Investment in affiliate (cost $819,829)		819,829

Total Investments		16,714,193

Interest and dividends receivable		14,993
Receivable due from Investment Advisor		6,510
Prepaid expenses and other assets		3,106

Total Assets		16,738,802

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	$13,903
Administration fees	272
Service organization fees	3,564
Transfer agent fees	6,000
Custodian fees	279
Other payables	7,563

Total Liabilities		31,581

Net Assets		$16,707,221

Net Assets consist of:
Capital (a)		16,423,063
Accumulated net realized losses from investment transactions		(993,586)
Net unrealized appreciation from investments		1,277,744

Net Assets		$16,707,221

Service Shares:
Net Assets		$16,546,647

Shares outstanding		1,684,818

Redemption price per share		$9.82

Premium Shares:
Net Assets		$160,574

Shares outstanding		16,418

Redemption price per share		$9.78

Maximum Sales Load - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$9.93

(a)	Amount for NestEgg 2030 Fund represents $1,701 of $.001 par value and $16,421,362 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

30

NestEgg Funds

NestEgg 2030 Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$314,588
Dividend income from affiliate		8,931

Total Investment Income		323,519

Expenses:
Investment advisory fees	$109,817
Administration fees	31,377
12b-1 Distribution fees - Service Class	38,833
12b-1 Distribution fees - Premium Class	1,161
Service organization - Service Class	38,833
Service organization - Premium Class	387
Accounting fees	18,300
Custodian fees	3,137
Transfer agent fees	11,802
Other fees	27,219

Total expenses before fee reductions		280,866
Expenses contractually reduced/reimbursed by the Investment Advisor		(72,465)
Expenses contractually reduced by the Distributor		(39,143)
Expenses voluntarily reduced by the Administrator		(11,529)

Net Expenses		157,729

Net Investment Income		165,790

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		1,435,714
Change in unrealized appreciation/depreciation from investments		(335,842)

Net realized/unrealized gains from investments		1,099,872

Change in Net Assets Resulting from Operations		$1,265,662

See notes to financial statements.

31

NestEgg Funds

NestEgg 2030 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$165,790	$147,240
Net realized gains from investment transactions	1,435,714	439,779
Change in unrealized appreciation/depreciation from investments	(335,842)	1,618,628

Change in net assets resulting from operations	1,265,662	2,205,647

Distributions to Service Class Shareholders:
From net investment income	(170,972)	(223,508)
Distributions to Premium Class Shareholders:
From net investment income	(870)	(17)

Change in net assets from shareholder distributions	(171,842)	(223,525)

Capital Share Transactions:
Proceeds from shares issued	3,725,964	3,430,828
Proceeds from dividends reinvested	171,842	223,525
Cost of shares redeemed	(2,584,747)	(1,812,601)

Change in net assets from capital share transactions	1,313,059	1,841,752

Change in net assets	2,406,879	3,823,874
Net Assets:
Beginning of period	14,300,342	10,476,468

End of period*	$16,707,221	$14,300,342

Share Transactions:
Issued	386,828	421,922
Reinvested	17,770	29,247
Redeemed	(267,223)	(222,940)

Change in shares	137,375	228,229

*	Includes undistributed net investment income of $0 and $0, respectively.

See notes to financial statements.

32

NestEgg Funds

NestEgg 2030 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001		Year ended February 29, 2000
Net Asset Value, Beginning of Period	$9.14	$7.84	$9.17		$10.18		$11.02		$9.92

Investment Activities:
Net investment income	0.10	0.10	0.05		0.08		0.09		0.07
Net realized and unrealized gains (losses) on investments	0.69	1.36	(1.35)		(0.97)		(0.79)		1.14

Total from Investment Activities	0.79	1.46	(1.30)		(0.89)		(0.70)		1.21

Distributions:
Net investment income	(0.11)	(0.16)	(0.03)		(0.08)		(0.09)		(0.06)
Net realized gains on investment transactions	—	—	—		(0.04)		(0.05)		(0.05)

Total Distributions	(0.11)	(0.16)	(0.03)		(0.12)		(0.14)		(0.11)

Net Asset Value, End of Period	$9.82	$9.14	$7.84		$9.17		$10.18		$11.02

Total Return (excludes sales charge)	8.62%	19.02%	(14.04	%)(b)	(8.74%)		(6.42%)		12.28%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$16,547	$14,196	$10,476		$11,304		$10,896		$7,371
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.27	%^(c)	1.36	%^	1.49	%^	1.49	%^
Ratio of net investment income to average net assets	1.06%	1.23%	0.91	%^(c)	0.80	%^	0.79	%^	0.72	%^
Ratio of expenses to average net assets*	1.79%^^	1.90%^^	1.67	%^(c)	1.68	%^	1.91	%^	2.48	%^
Portfolio turnover	49%	77%	51	%(d)	53	%(d)	27	%(d)	26	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

^	These ratios include income and expenses charged from the corresponding Master Portfolio.

^^	Does not include expenses of the investment companies in which the fund invests.

(a)	The Funds changed their fiscal year end from February 28 to October 31.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See notes to financial statements.

33

NestEgg Funds

NestEgg 2030 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.11	$7.84

Investment Activities:
Net investment income	0.06	0.15
Net realized and unrealized gains on investments	0.67	1.26

Total from Investment Activities	0.73	1.41

Distributions:
Net investment income	(0.06)	(0.14)

Total Distributions	(0.06)	(0.14)

Net Asset Value, End of Period	$9.78	$9.11

Total Return (excludes sales charge)	8.00%	18.27%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$161	$104
Ratio of expenses to average net assets	1.55%^^	1.55%^^
Ratio of net investment income to average net assets	0.46%	0.27%
Ratio of expenses to average net assets*	2.29%^^	2.36%^^
Portfolio turnover	49%	77%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(a)	The Funds began offering the Premium Shares on November 1, 2002.

^^	Does not include expenses of the investment companies in which the fund invests.

See notes to financial statements.

34

NestEgg 2040 Fund

Schedule of Portfolio Investments

October 31, 2004

	Shares	Value
INVESTMENT COMPANIES (100.1%)
iShares MSCI EAFE Index Fund	19,232	$2,814,603
iShares Russell 2000 Index Fund	21,774	2,529,921
iShares Russell 2000 Value Index Fund	803	139,883
iShares S&P 500/BARRA Growth Index Fund	4,920	287,525
iShares S&P MidCap 400 Index Fund	18,462	2,223,563
Vanguard Institutional Index Fund	58,511	6,065,818
Vanguard Total Bond Market Index Fund	131,593	1,360,670
American AAdvantage U.S. Government Money Market Fund (b)	801,047	801,047

TOTAL INVESTMENT COMPANIES		16,223,030

TOTAL INVESTMENTS
(Cost $14,729,331) (a) - 100.1%		16,223,030
Other assets in excess of liabilities - (0.1)%		(14,810)

NET ASSETS - 100.0%		$16,208,220

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $32,248. Cost for federal income tax purposes differs from fair value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,493,551
Unrealized depreciation	(32,100)

Net unrealized appreciation	$1,461,451

(b)	Affiliate.

See notes to financial statements.

35

NestEgg Funds

NestEgg 2040 Fund

Statement of Assets and Liabilities

	October 31, 2004
Assets:
Investments, at value (cost $13,928,284)		$15,421,983
Investment in affiliate, at value (cost $801,047)		801,047

Total Investments		16,223,030

Interest and dividends receivable		5,703
Receivable due from Investment Advisor		6,000
Prepaid expenses and other assets		4,373

Total Assets		16,239,106

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	$13,754
Administration fees	264
Service organization fees	3,481
Transfer agent fees	6,000
Custodian fees	270
Other payables	7,117

Total Liabilities		30,886

Net Assets		$16,208,220

Net Assets consist of:
Capital (a)		16,432,031
Accumulated net realized losses from investment transactions		(1,717,510)
Net unrealized appreciation from investments		1,493,699

Net Assets		$16,208,220

Service Shares:
Net Assets		$15,976,631

Shares outstanding		1,651,686

Redemption price per share		$9.67

Premium Shares:
Net Assets		$231,589

Shares outstanding		24,123

Redemption price per share		$9.60

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$9.75

(a)	Amount for NestEgg 2040 Fund represents $1,676 of $.001 par value and $16,430,355 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

36

NestEgg Funds

NestEgg 2040 Fund

Statement of Operations

	Year ended October 31, 2004
Investment Income:
Dividend income		$226,536
Dividend income from affiliate		8,319

Total Investment Income		234,855

Expenses:
Investment advisory fees	$105,528
Administration fees	30,151
12b-1 Distribution fees - Service Class	37,200
12b-1 Distribution fees - Premium Class	1,466
Service organization - Service Class	37,200
Service organization - Premium Class	489
Accounting fees	18,300
Custodian fees	3,015
Transfer agent fees	9,431
Other fees	26,039

Total expenses before fee reductions		268,819
Expenses contractually reduced by the Investment Advisor		(68,772)
Expenses contractually reduced by the Distributor		(37,591)
Expenses voluntarily reduced by the Administrator		(11,127)

Net Expenses		151,329

Net Investment Income		83,526

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		1,641,144
Change in unrealized appreciation/depreciation from investments		(385,756)

Net realized/unrealized gains from investments		1,255,388

Change in Net Assets Resulting from Operations		$1,338,914

See notes to financial statements.

37

NestEgg Funds

NestEgg 2040 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2004	Year ended October 31, 2003
From Investment Activities:
Operations:
Net investment income	$83,526	$77,372
Net realized gains from investment transactions	1,641,144	502,915
Change in unrealized appreciation/depreciation from investments	(385,756)	1,884,869

Change in net assets resulting from operations	1,338,914	2,465,156

Distributions to Service Class Shareholders:
From net investment income	(100,121)	(175,663)
Distributions to Premium Class Shareholders:
From net investment income	(956)	(16)

Change in net assets from shareholder distributions	(101,077)	(175,679)

Capital Share Transactions:
Proceeds from shares issued	4,064,962	3,718,098
Proceeds from dividends reinvested	101,077	175,662
Cost of shares redeemed	(2,791,497)	(1,746,386)

Change in net assets from capital share transactions	1,374,542	2,147,374

Change in net assets	2,612,379	4,436,851
Net Assets:
Beginning of period	13,595,841	9,158,990

End of period*	$16,208,220	$13,595,841

Share Transactions:
Issued	432,840	489,421
Reinvested	10,693	24,520
Redeemed	(296,334)	(225,612)

Change in shares	147,199	288,329

*	Includes undistributed net investment income of $0 and $0, respectively.

See notes to financial statements.

38

NestEgg Funds

NestEgg 2040 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001		Year ended February 29, 2000
Net Asset Value, Beginning of Period	$8.89	$7.38	$8.86		$10.03		$11.42		$9.95

Investment Activities:
Net investment income	0.05	0.07	0.03		0.02		—	**	—	**
Net realized and unrealized gains (losses) on investments	0.79	1.57	(1.51)		(1.16)		(1.27)		1.52

Total from Investment Activities	0.84	1.64	(1.48)		(1.14)		(1.27)		1.52

Distributions:
Net investment income	(0.06)	(0.13)	—	**	(0.03)		(0.01)		(0.01)
Net realized gains on investment transactions	—	—	—		—	**	(0.11)		(0.04)

Total Distributions	(0.06)	(0.13)	—		(0.03)		(0.12)		(0.05)

Net Asset Value, End of Period	$9.67	$8.89	$7.38		$8.86		$10.03		$11.42

Total Return (excludes sales charge)	9.51%	22.73%	(16.53	%)(b)	(11.37%)		(11.22%)		15.36%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$15,977	$13,580	$9,159		$10,112		$10,250		$8,028
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.27	%^(c)	1.37	%^	1.46	%^	1.48	%^
Ratio of net investment income to average net assets	0.56%	0.70%	0.63	%^(c)	0.18	%^	(0.01	)%^	(0.05	)%^
Ratio of expenses to average net assets*	1.78%^^	1.90%^^	1.69	%^(c)	1.72	%^	1.86	%^	2.32	%^
Portfolio turnover	57%	91%	42	%(d)	15	%(d)	20	%(d)	29	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

**	The amount is less than $0.005

^	These ratios include income and expenses charged from the corresponding Master Portfolio.

^^	Does not include expenses of the investment companies in which the fund invests.

(a)	The Funds changed their fiscal year end from February 28 to October 31.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See notes to financial statements.

39

NestEgg Funds

NestEgg 2040 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$8.86	$7.38

Investment Activities:
Net investment income (loss)	0.01	(0.01)**
Net realized and unrealized gains on investments	0.78	1.61

Total from Investment Activities	0.79	1.60

Distributions:
Net investment income	(0.05)	(0.12)

Total Distributions	(0.05)	(0.12)

Net Asset Value, End of Period	$9.60	$8.86

Total Return (excludes sales charge)	8.88%	22.06%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$232	$16
Ratio of expenses to average net assets	1.55%^^	1.55%^^
Ratio of net investment income to average net assets	0.06%	(0.18%)
Ratio of expenses to average net assets*	2.28%^^	2.39%^^
Portfolio turnover	57%	91%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

**	Net investment income per share calculated using average shares method.

(a)	The Funds began offering the Premium Shares on November 1, 2002.

^^	Does not include expenses of the investment companies in which the fund invests.

See notes to financial statements.

40

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41

NestEgg Funds

Notes to Financial Statements,

October 31, 2004

1. Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven diversified series, including the American Independence Funds and the NestEgg Funds. The accompanying financial statements and financial highlights are those of the five NestEgg Funds: the Capital Preservation Fund, the NestEgg 2010 Fund, the NestEgg 2020 Fund, the NestEgg 2030 Fund and the NestEgg 2040 Fund (individually a “Fund”, collectively the “NestEgg Funds”). Each Fund offers two classes of shares: Premium Class and Service Class.

Each fund is a “fund of funds”, which means that each Fund invests in other mutual funds, primarily passively-managed index funds. Typically, the underlying index fund’s investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Underlying funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Periodically, each Fund will adjust its asset allocation to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the NestEgg Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Securities for which market quotations are not readily available are valued at fair value by the investment advisor, or the sub-advisor, in accordance with guidelines approved by the Trust’s Board of Trustees. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. Investments in other mutual funds are valued at their respective net asset values as reported by such funds.

Transaction Dates

Share transactions are recorded on the trade date. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are similarly recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

42

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

Other

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated pro-rata to each Fund on the basis of relative net assets or another appropriate method. Each class of shares bears its pro-rata portion of expenses, income and realized and unrealized gains or losses attributable to its series. Each class separately bears expenses related specifically to that class, such as distribution fees.

Distributions to Shareholders

The Funds declare and pay dividends from net investment income quarterly. Distributions from net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the “Advisor”) are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The advisory fee payable to the Advisor is further reduced by a contractual fee waiver to the extent total fund operating expenses exceeded 1.55%, on an annual basis, of the applicable Fund’s daily net assets.

The Advisor, under a sub-investment advisor agreement with LaJolla Economics (the “Sub-Advisor”) pays the Sub-Advisor a fee of 0.02%, on an annual basis, of each Fund’s daily net assets for certain advisor services provided to the Fund.

Investment Advisor Fees	Fee in Basis Points (“BPS”)	Reimbursement in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund	0.70%	-0.15%	-0.53%	0.02%
NestEgg 2010 Fund	0.70%	0.00%	-0.46%	0.24%
NestEgg 2020 Fund	0.70%	0.00%	-0.46%	0.24%
NestEgg 2030 Fund	0.70%	-0.01%	-0.46%	0.23%
NestEgg 2040 Fund	0.70%	0.00%	-0.46%	0.24%

43

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services, Inc. (“BISYS Inc.”) are subsidiaries of The BISYS Group, Inc. Certain officers of the Funds are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Funds.

The Trust and BISYS (the “Administrator”) are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each NestEgg Funds’ average daily net assets. The table below indicates this fee for each fund:

Administration Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund	0.20%	-0.07%	0.13%
NestEgg 2010 Fund	0.20%	-0.07%	0.13%
NestEgg 2020 Fund	0.20%	-0.07%	0.13%
NestEgg 2030 Fund	0.20%	-0.07%	0.13%
NestEgg 2040 Fund	0.20%	-0.07%	0.13%

The Trust and BISYS (the “Distributor”) are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each Fund is subject to a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, each fund will pay the Distributor up to an annual rate of the average daily net assets of the Service Class shares and the Premium Class shares of the Funds. The table below indicates the annual rates for each fund:

Distribution Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2010 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2020 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2030 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2040 Fund - Service Class	0.25%	-0.25%	0.00%
Capital Preservation Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2010 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2020 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2030 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2040 Fund - Premium Class	0.75%	-0.20%	0.55%

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent agreement, BISYS Inc., receives an account maintenance fee of $15 per year for each account in existence at any time during the year, in addition to shareholder account fees, activity charges, service charges and various out of pocket charges. Under the terms of the Fund Accounting agreement, BISYS Inc., receives from each fund a minimum annual fee of $15,000, plus out of pocket charges.

BISYS Inc. may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

44

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

Other financial organizations (“Service Organizations”) also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of the average daily net assets of the Service Class shares and the Premium Class shares of the Funds. The table below indicates the annual rates for each fund:

Service Organization Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2010 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2020 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2030 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2040 Fund - Service Class	0.25%	0.00%	0.25%
Capital Preservation Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2010 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2020 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2030 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2040 Fund - Premium Class	0.25%	0.00%	0.25%

Fees are reduced to assist the Funds in maintaining an expense ratio of 1.00% for Service Class and 1.55% for Premium Class shares.

4. Shares of Beneficial Interest:

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Beginning November 1, 2002 the Funds began selling a Premium Class of shares. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2004 were as follows:

	Purchases	Sales
Capital Preservation Fund	$1,975,813	$2,121,000
NestEgg 2010 Fund	6,131,591	5,988,327
NestEgg 2020 Fund	12,724,376	11,924,611
NestEgg 2030 Fund	8,542,160	7,347,458
NestEgg 2040 Fund	9,386,358	8,242,501

45

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

6. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

	Capital Preservation Fund		NestEgg 2010 Fund		NestEgg 2020 Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Capital Transactions:
Service Class Shares:
Proceeds from shares issued	$792,824	$1,823,368	$2,250,982	$3,268,728	$3,718,374	$4,739,671
Dividends reinvested	143,015	158,395	394,496	372,164	468,771	523,433
Cost of shares redeemed	(1,083,441)	(1,771,425)	(2,560,138)	(1,767,028)	(3,277,126)	(3,226,585)

Service Class Share Transactions	$(147,602)	$210,338	$85,340	$1,873,864	$910,019	$2,036,519

Premium Class Shares:
Proceeds from shares issued	$107,181	$18,956	$47,938	$76,189	$133,458	$77,157
Dividends reinvested	780	64	1,907	23	2,163	21
Cost of shares redeemed	(978)	(5)	(8,003)	(124)	(38,281)	(3,806)

Premium Class Share Transactions	$106,983	$19,015	$41,842	$76,088	$97,340	$73,372

Net increase (decrease) from capital transactions	$(40,619)	$229,353	$127,182	$1,949,952	$1,007,359	$2,109,891

Share Transactions:
Service Class Shares:
Issued	76,169	189,565	222,707	353,030	383,284	564,597
Reinvested	13,752	16,746	38,918	42,168	48,042	64,793
Redeemed	(104,413)	(180,351)	(254,748)	(193,336)	(338,644)	(380,042)

Change in Service Class Shares	(14,492)	25,960	6,877	201,862	92,682	249,348

Premium Class Shares:
Issued	10,331	1,927	4,686	7,972	13,777	9,129
Reinvested	75	6	188	3	222	2
Redeemed	(96)	—	(792)	(13)	(3,941)	(465)

Change in Premium Class Shares	10,310	1,933	4,082	7,962	10,058	8,666

Net increase (decrease) from share transactions	(4,182)	27,893	10,959	209,824	102,740	258,014

46

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

Capital Share Transactions, continued:

	NestEgg 2030 Fund		NestEgg 2040 Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Capital Transactions:
Service Class Shares:
Proceeds from shares issued	$3,627,584	$3,331,900	$3,686,793	$3,703,186
Dividends reinvested	170,972	223,508	100,121	175,646
Cost of shares redeemed	(2,533,958)	(1,809,480)	(2,615,566)	(1,746,365)

Service Class Share Transactions	$1,264,598	$1,745,928	$1,171,348	$2,132,467

Premium Class Shares:
Proceeds from shares issued	$98,380	$98,928	$378,169	$14,912
Dividends reinvested	870	17	956	16
Cost of shares redeemed	(50,789)	(3,121)	(175,931)	(21)

Premium Class Share Transactions	$48,461	$95,824	$203,194	$14,907

Net increase from capital transactions	$1,313,059	$1,841,752	$1,374,542	$2,147,374

Share Transactions:
Service Class Shares:
Issued	376,641	410,117	391,361	487,593
Reinvested	17,680	29,245	10,591	24,518
Redeemed	(261,945)	(222,552)	(277,046)	(225,611)

Change in Service Class Shares	132,376	216,810	124,906	286,500

Premium Class Shares:
Issued	10,187	11,805	41,479	1,828
Reinvested	90	2	102	2
Redeemed	(5,278)	(388)	(19,288)	(1)

Change in Premium Class Shares	4,999	11,419	22,293	1,829

Net increase from share transactions	137,375	228,229	147,199	288,329

47

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

7. Federal Income Tax Information:

At October 31, 2004, the following Funds had a capital loss carry forward, which is available to offset future capital gains, if any:

	Amount	Expires
NestEgg 2010 Fund	$503,886	2010
NestEgg 2020 Fund	3,318,667	2010
NestEgg 2030 Fund	979,213	2010
NestEgg 2040 Fund	1,685,262	2010

It is the Trust’s Board of Trustees intent not to distribute any realized gains until the capital loss carry forwards have been offset or expire.

The tax character of distributions paid during the tax year ended October 31, 2004 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
Capital Preservation Fund	$143,825	$—	$143,825	$—	$143,825
NestEgg 2010 Fund	396,403	—	396,403	—	396,403
NestEgg 2020 Fund	470,959	—	470,959	—	470,959
NestEgg 2030 Fund	171,842	—	171,842	—	171,842
NestEgg 2040 Fund	101,077	—	101,077	—	101,077

The tax character of distributions paid during the tax year ended October 31, 2003 was as follows:
	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
Capital Preservation Fund	$158,500	$—	$158,500	$—	$158,500
2010 Fund	372,924	—	372,924	—	372,924
2020 Fund	523,454	—	523,454	—	523,454
2030 Fund	223,525	—	223,525	—	223,525
2040 Fund	175,679	—	175,679	—	175,679

48

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses**	Unrealized Appreciation***	Total Accumulated Earnings/(Deficit)
Capital Preservation Fund	$11,779	$162,460	$174,239	$—	$215,177	$389,416
2010 Fund	19,521	—	19,521	(503,886)	897,144	412,779
2020 Fund	11,546	—	11,546	(3,318,667)	1,820,120	(1,487,001)
2030 Fund	—	—	—	(979,213)	1,263,371	284,158
2040 Fund	—	—	—	(1,685,262)	1,461,451	(223,811)

**	See note above regarding the capital loss carry forwards.

***	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

8. Other Federal Income Tax Information (Unaudited):

For the fiscal year ended October 31, 2004, dividends paid by the NestEgg Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2004 Form 1099-Div.

49

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2004

Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

50

KPMG LLP	Telephone	614 249 2300
Suite 500	Fax	614 249 2348
191 West Nationwide Boulevard	Internet	www.us.kpmg.com
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust – NestEgg 2010, NestEgg 2020, NestEgg 2030, NestEgg 2040, NestEgg Capital Preservation Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

Columbus, Ohio

December 28, 2004

KPMG LLP, a U.S. limited liability partnership, in the U.S.

member firm of KPMG International, a Swiss cooperative.

NestEgg Funds

Information about Trustees and Officers (Unaudited)

October 31, 2004

Name, Date of Birth (Age) and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Phillip J. Owings (Age: 59) 14320 Shannon Circle Wichita, Kansas 67230	Trustee since 8/29/00	Consultant, Formerly, President and Division Manager, SunGard Wealth Management Services, LLC, (2001-2003); formerly, Executive Vice President of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 49) 105 North Main Street Wichita, Kansas 67202	Trustee since 8/29/00	Director, INTRUST Financial Services, Inc.; President and Chief Operating Officer of INTRUST Bank N.A.

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Terry L. Carter (Age: 56) 4705 S. 129th East Avenue Tulsa, OK 74134	Trustee since 11/25/96	Senior Vice President of QuikTrip Corporation.

Thomas F. Kice (Age: 55) 1150 Woodridge Drive Wichita, Kansas 67206	Trustee since 11/25/96	President of Kice Industries, Inc.

George Mileusnic (Age:50) 3900 Lakebreeze Avenue N. Minneapolis, MN 55429	Trustee since 11/25/96	Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial Officer of Dean & Deluca (2000-2001). Executive Vice President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 50) 300 West 14th Street, Apt. 503 New York, NY 10014	Trustee since 11/25/96	Consultant, Formerly, Chairman of the Board of Trustees. President and Chief Executive Officer, Mercantile Capital Advisors, Inc.(2002-2004). Formerly, President and Chief Executive Officer, PLUSFunds.com (2000-2002). Formerly, President and CEO of ING Mutual Fund Management Co. LLC (1998-2000). Formerly, Director of Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 51) 319 South Oak Street Wichita, Kansas 67213	Trustee since 9/24/01	Manager of Ochs & Associates, Inc.

NestEgg Funds

Information about Trustees and Officers (Unaudited), continued

October 31, 2004

EXECUTIVE OFFICERS	Term
Lifetime of Trust until removal, resignation or retirement*
David Bunstine (Age: 41)	President since 8/20/04	Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client Services Manager, BISYS Fund Services Ohio, Inc. (1996-1998).

Trent Statczar (Age: 33)	Treasurer since 4/29/02	Vice President, BISYS Fund Services, Inc. since 2003; Director of Financial Services of BISYS Fund Services (2000 – 2003). Employed by BISYS (1993-present).

Curtis Barnes (Age: 51)	Secretary since 12/6/02	Vice President, BISYS Fund Services, Inc., 1995-present.

Alicia Guagliardo	Chief Compliance Officer since 8/20/04	Chief Compliance Officer, INTRUST Financial Services, Inc.; Employed by INTRUST since June 1999.

Thomas S. Gangel (Age: 49)	Vice President since 8/22/02	President, INTRUST Financial Services, Inc.

The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not “interested persons” of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust’s financial officers and independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee’s primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 11 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

2003 - $112,239

2004 - $114,400

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

2003 - $0

2004 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

2003 - $32,000

2004 - $34,000

Tax fees include fees for tax returns, excise distribution calculations, quarterly compliance reviews and various tax related year-end calculations.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

2003 - $0

2004 - $0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policies and Procedures

Pre-Approval:

(a)	Audit Services

Before an auditor is engaged by the Funds to render audit services, the Committee shall review and approve the engagement. (See also “Delegation” below.)

(b)	Permissible Non-Audit Services

The Committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X1 or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

[1]	Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

Pre-approval by the Committee of non-audit services is not required so long as:

(1)	(A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)	such services under (1) above were not recognized by the Funds at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

(c) Delegation

The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to BISYS, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2003 – 0%

2004 – 0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2003 - $170,688

2004 - $106,378

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 10.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Independence Funds Trust

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date 1/7/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date 1/7/05

By (Signature and Title)*	/s/ David Bunstine
David Bunstine, President

Date 1/7/05